                                                                  Exhibit (c)(7)

                SPRINGS INDUSTRIES


                                  REVIEW OF STRATEGIC & FINANCIAL ALTERNATIVES
================================================================================

October 6, 2000


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

SPRINGS INDUSTRIES


TABLE OF CONTENTS
================================================================================

--------------------------------------------------------------------------------
SECTION 1         PERSPECTIVES ON SECTOR
--------------------------------------------------------------------------------
SECTION 2         PERSPECTIVES ON SPRINGS BASIC BUSINESS PLAN / STRATEGY
--------------------------------------------------------------------------------
SECTION 3         REVIEW OF ALTERNATIVE GROWTH STRATEGIES

                  -  Selected Acquisitions in Core Bed & Bath Area

                  -  Development of Significant Foreign Sourcing

                  -  Broad Based Acquisition Strategy
--------------------------------------------------------------------------------
SECTION 4         REVIEW OF FINANCIAL STRUCTURE ALTERNATIVES

                  -  Base Case Capital Structure Alternatives

                  -  Access to Capital to Support Growth Strategies
--------------------------------------------------------------------------------
APPENDIX 1        HEARTLAND INDUSTRIAL PARTNERS
--------------------------------------------------------------------------------
APPENDIX 2        PILLOWTEX RESEARCH
--------------------------------------------------------------------------------
APPENDIX 3        GLENOIT RESEARCH
--------------------------------------------------------------------------------
APPENDIX 4        SUPPORTING INFORMATION
--------------------------------------------------------------------------------


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                                                                               2

SPRINGS INDUSTRIES


RANGE OF ALTERNATIVES CONSIDERED
================================================================================

 STRATEGIC ALTERNATIVES


 - Base Case Business Plan

 - Acquisitions in core bed & bath product areas

 - Material investment in non-domestic sourcing

 - Broad based home textiles acquisition strategy



 FINANCIAL ALTERNATIVES


 - Base Case Capital Structure

   - Capital Structure Considerations

   - Share Repurchase

   - Leveraged Recapitalization



 - Access to Capital to Support Growth Strategies

   -  Dividend Policy

   -  Divestitures

   -  New Equity


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                                                                               3

                 SPRINGS INDUSTRIES

                 SECTION 1

                 PERSPECTIVES ON SECTOR
================================================================================
















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                                                                               4

SPRINGS INDUSTRIES


SECTOR GROWTH
================================================================================

- OVERALL PRODUCT MIX IS VERY
  CONSISTENT OVER THE PERIOD:

     17%  INSTITUTIONAL
     83%  RETAIL

     46%  BEDDING*
     26%  BATH
     14%  CURTAINS & DRAPES
      5%  TABLE LINENS
      4%  DECORATIVE PILLOWS
      6%  OTHER

- NOTABLE EXCEPTION IS DECLINE IN BED SPREADS

   SECTOR GROWTH IS EXPECTED TO                IMPORTS ARE GAINING MOST OF THE
       BE REASONABLE - 5-6%                             SHARE GROWTH

  COMPOUND ANNUAL GROWTH AT RETAIL               MARKET SHARE OF IMPORTS (1)
  -------------------------------------         ---------------------------

                1995-1999         2000-2005           1995             1999
                ---------         ---------           ----             ----

Home Textiles     5.0%                5.0%

Sectors
-------

Sheets            4.7%                4.0%            16.5%            25.1%

BIAB             16.6%               16.6%              NA               NA

Comforters,       2.7%                2.0%            17.7%            26.3%
Quilts,
Bedspreads

Towels            6.4%                6.0%            28.0%            37.3%

Rugs              6.8%                6.0%             6.3%             9.8%


(1) Source:  Hayes


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

SPRINGS INDUSTRIES


DOMESTIC VS. IMPORT PRODUCTION MIX
================================================================================


- IMPORTS ARE GAINING SHARE:

    - MOSTLY AT LOWER END-
      PROMOTIONAL PROGRAMS VS.
      CONTINUAL REPLENISHMENT

    - ALSO AT HIGH END WHERE LABOR
      CONTENT IS GREATER



                              SHEETS & PILLOWCASES

                                  [BAR CHART]

1995    1996    1997    1998    1999
----    ----    ----    ----    ----
1742    1824    1936    1916    1993
 330     336     436     579     641

SPRINGS       $535     $550   $575    $560    $620
WESTPOINT     $565     $620   $670    $655    $680



                               COMFORTERS, QUILTS
                            BEDSPREADS & ACCESSORIES

                                  [BAR CHART]

1995         1996    1997    1998    1999
-----        ----    ----    ----    ----
1608        1608    1577    1626    1642
 333         318     353     444     551

SPRINGS      $235     $240   $245    $275    $325
WESTPOINT    $220     $210   $225    $250    $360



                              TOWELS & WASH CLOTHS

                                  [BAR CHART]

1995    1996    1997    1998    1999
-----   ----    ----    ----    ----
1432    1507    1609    1611    1546
 522     544     654     771     858

SPRINGS      $200     $190    $200    $195    $190
WESTPOINT    $460     $500    $600    $615    $630
PILLOWTEX    $595     $625    $675    $605    $590




                                BATH & AREA RUGS

                                  [BAR CHART]

1995    1996    1997    1998    1999
----    ----    ----    ----    ----
 794    853     839     905     940
  53     41      75      73     102

SPRINGS    $147    $159    $152     $137    $137
MOHAWK     $224    $251    $257     $270    $325

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(1) Source:  Hayes

SPRINGS INDUSTRIES


DOMESTIC / IMPORT PRODUCTION MIX
================================================================================


                                BLANKETS & THROWS

                                  [BAR CHART]

1995    1996    1997    1998    1999
----    ----    ----    ----    ----
746     716     705     713     723
 96      97     117     159     182



                          MATTRESS PADS & FEATHER BEDS

                                  [BAR CHART]

1995    1996    1997    1998    1999
----    ----    ----    ----    ----
277     287     297     307     309
 24      18      26      28      46



                               PILLOWS & CUSHIONS

                                  [BAR CHART]

1995    1996    1997    1998    1999
----    ----    ----    ----    ----
888     952     1016    986     1035
 72      70       94    165      174




                          WINDOW CURTAINS, DRAPERIES &
                                 SHOWER CURTAINS

                                  [BAR CHART]

1995    1996    1997    1998    1999
----    ----    ----    ----    ----
1594    1557    1799    1818    1873
 165     156     196     242     335

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SPRINGS INDUSTRIES

Customer Trends

Mass merchants and specialty stores are gaining market share of home textiles at the expense of department stores.


                            [CUSTOMER TRENDS CHART:





                         Same Store Sales (%) v. Total Growth (%)
                           Sears
                           JCP
                           Federated
                           May
                           K-Mart
                           Saks
                           Target
                           Wal-Mart
                           Lowes
                           L & T
                           Kohls
                           Home Depot
                           BBB]

                         Source HTT - August 14, 2000                          8



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SPRINGS INDUSTRIES

Brand Stratification (Sheets)


-  Long established textile brand names moving to mass channels.

- Largest merchants have developed store brands and seek to take proprietary control of selected third party brands.

- Pressure on major home textile companies to produce across a wide portfolio of brands, stratified to meet the needs of its largest customers.

-  Designer brands have remained exclusively at department stores.

--------
BRAND                                                                                ----------------------------------------------
POSITION                                                                             BB&B           LNT            DEPT STORES
--------                                                                             ----------------------------------------------



                                                                                     - Wamsutta     - Wamsutta     - Ralph Lauren
HIGH END                                                                             - High         - Hillcrest      (wps)
                                                                                       Country        (c)          - Wamsutta
                                                                                       (c)          - Royal        - Charisma (ptx)
                                                                                     - Hillcrest      Sateen       - Royal Sateen
                                                                                       (c)            (cc)           (cc)
                                                       ----------------------------  - Royal        - Limoges      - Calvin Klein
                                                       SEARS         JC PENNEY         Sateen         (c)            (cc)
                                                       ----------------------------    (cc)                        - Royal Velvet
                                                       - Whole       - JCP Home                                      (ptx)
                                                         Home          Collection                                  - Tommy Hilfiger
                                                         (wps/ptx/     (cl/wps/                                    - Various
                                                         smi)          smi)          ----------------------------------------------
          -------------------------------------------                - Royal         - Wamsutta     - Wamsutta     - Wamsutta
          WAL*MART       K-MART        TARGET                          Velvet        - Alexander    - Alexander    - Martex
          -------------------------------------------                  (ptx)           Julian (dr)    Julian (dr)  - Various
          - Springmaid   - Martha      - Serenity                                                   - LNT (pl)     - Ralph Lauren
                           Stewart 5     (smi)         ----------------------------                                  (wps)
                           Star (smi/  - Royal         - Fieldcrest  - JCP Home      ----------------------------------------------
                           wps)          Legacy        - Colormate     Essentials    - Assorted     - Assorted     - Assorted
                                         (wps)           (wps)         (wps)           Promotions     Promotions     Promotions
                                       - Indulgence                  - JCP Home      - Springmaid   - Springmaid
                                         (wps)                         Expressions   ----------------------------------------------
                                       - Waverly                       (wps)
                                         (smi)
                                       - Martex (wps)
          -------------------------------------------
          - Springmaid   - Martha      - Weekend
          - Jubilee        Stewart 4     (wps)
            (smi/ptx)      Star        - Cotton
          - Favorite       (dr/wps)      Luxury (smi)
            Things (smi)               - English       ----------------------------
          - Vintage                      Florals         - Assorted    - Assorted
            Home (k)                     (smi/wps)         Promotions    Promotions
                                       - Ultra Touch
                                         (wps)
          -------------------------------------------  ----------------------------
          - Basics       - Home        - Springs
            (wps)          Essentials    Home (smi)
                           (wps)
LOW END
-----------------------------------------------------------------------------------------------------------------------------------

Legend:    c - Converter
           cc - Crown Craft
           cl - Croscill
           dr - Dan River
           k - Keeco
           pl - Private Label
           ptx - Pillowtex
           smi - Springs
           wps - WestPoint

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
SPRINGS INDUSTRIES

While Major Customers Consolidate - Home Textiles
Industry Remains Fragmented

-------------------------------------------------------
         Largest Home Textile Companies Have
       Remained Narrowly Focused in Core Bed &
                      Bath Segment
-------------------------------------------------------
-------------------------     -------------------------

          Bedding                       Bath
-------------------------     -------------------------
Sheets/                       Bath Towels        $2,482
 Pillowcases       $2,463     Bath Rugs             961
Comforters/                   Shower Curtains       589
 Bedspreads         1,717
Sleep Pillows       1,113
Blankets              739
Down
 Comforters           432
Mattress Pads         341
                   ------                        ------
   Total           $6,825        Total           $4,032
                   ======                        ======

EXTREMELY FRAGMENTED INDUSTRY

SPRINGS                15%    Pillowtex              18%
Westpoint Stevens      14%    Westpoint Stevens      16%
Pillowtex              12%    SPRINGS                12%
Dan River               6%                       ------
                   ------                            46%
                       47%




-------------------------------------------------------------------------------------------


       Little Leverage as Yet by Bed & Bath Industry Leaders into Specialty Segments
-------------------------------------------------------------------------------------------
------------------------   ------------------   ----------------------   ------------------
                                                       Ready-Made
        Kitchen                Area Rugs              Window Covers              Other
------------------------   ------------------   ----------------------   ------------------
Table Linen       $1,352   Area Rugs   $1,487   Ready-Made               Throws      $  350
Kitchen Text.        540                        Window                   Other          866
                                                Covers          $1,025   Decorative
                                                                         Pillows        522





                  ------               ------                   ------               ------
   Total          $1,895     Total     $1,487     Total         $1,025      Total    $1,738
                  ======               ======                   ======               ======



Town & Country         5%  Mohawk          16%  Burlington          18%
Next 4 Companies      10%  Beaulieu         8%  S. Lichtenberg      10%
                  ------   Maples           8%  CHF                  9%
                      15%  Burlington       6%  Miller               9%
                                       ------   SPRINGS              9%
                                           38%  Croscill             6%
                                                                ------
                                                                    55%


Source: KSA, in wholesale dollars.

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
SPRINGS INDUSTRIES

Strategic Positioning in the Bed & Bath Product Categories


                          1999 BEDDING CATEGORY VOLUMES
                                  ($ MILLIONS)

                                         Westpoint                    Dan        Other
                            Springs       Stevens      Pillowtex     River      Domestic       Imports       TOTAL
                            -------      ---------     ---------     -----      --------       -------       -----
Sheets & Pillowcases          $620         $680          $260         $220       $  213         $  641       $2,634
                                #2           #1            #3           #4
Comforters, Bedspreads,
Quilts & Acc.                  325          300           215          210          592            551        2,193
                                #1           #2            #3           #4

Blankets & Throws               --           95           151           --          477            182          905
                                             #1            #3
Mattress Pads &
Feather Beds                                               70           --          239             46          345
                                                           #2

Bed Pillows                     60           46           160           --          293             NA          559
                                #4           #5            #1                                (incl. below)

Other Pillows & Cushions        --           --            --           --           --             --           --
                            ------       ------          ----         ----       ------         ------       ------
                            $1,005       $1,121          $856         $430       $2,290         $1,594       $7,286
                            ======       ======          ====         ====       ======         ======       ======

Source: E. D. Hayes

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
SPRINGS INDUSTRIES

Strategic Positioning in the Bed & Bath Product Categories

                           1999 BATH CATEGORY VOLUMES
                                  ($ MILLIONS)

                                     Westpoint                                  Other
                         Springs      Stevens     Pillowtex        Mohawk      Domestic       Imports    TOTAL
                         -------     ---------    ---------        ------      --------       -------    ------
Towels & Wash Cloths      $ 190        $ 630        $  590                      $  120        $  858     $2,404
                             #3           #1            #2

Bath & Area Rugs            137                         55         $  325          423           102      1,042
                             #2                         #5             #1
                                                                                    --------------
Shower Curtains              75           --            --             --                193                268
                             #1
                          -----        -----        ------         ------           --------------       ------
                          $ 402        $ 630        $  645         $  325             $1,696             $3,714
                          =====        =====        ======         ======             ======             ======

Source: E. D. Hayes

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
SPRINGS INDUSTRIES

Strategic Positioning in the Bed & Bath Product Categories

                        1999 SHARE OF DOMESTIC PRODUCTION
                                  ($ MILLIONS)

                                 Comforters,
                     Retail      Bedspreads,    Total     Retail      Total
                     Sheets      Quilts, etc.    Bed      Towels      Bath
                     ------      ------------   -----     ------      -----
Westpoint Stevens     35%           20%          20%        41%        23%

Springs               32%           22%          18%        12%        15%

Pillowtex             13%           10%          15%        39%        24%

Dan River              9%           14%           8%        --         --

Market Shares for Total Sectors are Misleading:

  Pillowtex is a minor player in the core retail sheet business:

    - Its bedding volume is derived from secondary products -- pillows, blankets, mattress pads and institutional sheets

  Springs is a minor player in the core retail towel business:

    - Its bath volume is derived from secondary products -- bath rugs, shower curtains, accessories and institutional towels

  Westpoint Stevens is not diversified across product categories:

    - It is concentrated in the core retail towel and bed segments

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
SPRINGS INDUSTRIES

-  Core Bed & Bath Cap-Ex spending - 1993-2000:
   - SPRINGS            $715 MILLION
   - WESTPOINT          $915 MILLION

-  Average EBITDA Margin 1933-2000:
   - SPRINGS             9.6%
   - WESTPOINT          16.9%

                                 [LINE GRAPHIC]

WestPoint Stevens - Strategic Position

PRIMARY STRENGTH IS RETAIL SHEETS AND TOWELS

- #1 market position in each category

LOW COST PRODUCER

- WestPoint has spent approximately $250 million more than Springs in core sheets and towel capital expenditures

WESTPOINT HAS EFFECTIVELY BECOME A CONTRACT MANUFACTURER

- Focus of production is licensed products -- Ralph Lauren, Martha Stewart, Disney -- and strong private label programs
- Design and merchandise expertise is significantly narrower than Springs
- Recent strategic initiatives emphasize expansion of brands and marketing expertise -- example is Martex at Target

ATTRACTIVE MARGINS DRIVEN BY:

- Narrow product line
- Simplified account structures
- Meaningful capital expenditures over narrow base

WESTPOINT STARTING TO BROADEN BASE

- Expansion of Vellux blanket business
- 1998 Acquisition of Liebhardt (pillows)

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
SPRINGS INDUSTRIES

Strategic Directions Required to Serve Customer

- A successful supplier could leverage its expertise, client relationships and brands across a wider array of home textile products.


   - Ability to produce or source across a wide range of products and price points

   - Expertise in supply chain management

   - Breadth of design / merchandise expertise to support proprietary brands and customers' private label brands

   - Ownership of broad range of proprietary brands in order to maximize returns and customer loyalty

   - Competitive cost structure

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
                          SPRINGS INDUSTRIES
                          Section 2
                          Perspectives on Springs Basic Business Plan / Strategy
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                                                                              16

              SPRINGS INDUSTRIES

              Perspectives Regarding Springs Strategic Positioning



                         Strengths                                    Weaknesses

                    -Strong in sheets                             -Weak in towels
                      - Strength in mass market                      - Distant third in retail market
                                                                       share

                    -Strong at Wal*Mart, mass market              -Weak in department stores / malls
                      and specialty stores
                                                                  -Low EBITDA margin

                    -Strong financial position

                                                                  -Diversified product line
                    -Diversified product line                      - Complexity
                      - Breadth
                      - Branding                                  -IT systems need significant
                                                                   upgrade to mitigate the complexity
                    -Core capability in replenishment              of business processes and multiple
                      supply chain management                      applications

                    -Generally ahead of other US                  -Long US based manufacturing
                     manufacturers in development of               assets
                     foreign sourcing

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                                                                              17

            SPRINGS INDUSTRIES



            Margin Pressures & Opportunities

- Impact of margin
  improvement opportunities:

   Springs - 2000           11%
   Fix 3 Operations          2%
   Foreign Sourcing          2%
                           ----
   Springs Pro Forma        15%
                           ====
- Estimated 2000 EBITDA
   margins for selected
   competitors:


   WestPoint Stevens        19%
   Pillowtex                 7%
   Dan River                16%



                           Constant Pressure on Margin



         Consolidation of customers, acceleration of imports and actions by competitors seeking to maintain market share all put pressure on margins - requiring annual initiatives and capital investments just to maintain basic margins.

                   Opportunities to Materially Improve Margins

                                                     Development of Foreign Sourcing
         Reversal of Weaknesses in 3 Key             Partners and Investment in Foreign
                 Business Areas                      Sourcing Assets
         -------------------------------             -----------------------------------

         -Rugs - Nashville plant                     High Priority Projects:
         -AFI - incremental volume to fill           -Investment in Greige sourcing
          capacity                                   -Investment in towel capacity
         -Towels - efficiencies from
          modernization investment                   Size of Investment -
                                                        * million
         -2000 EBITDA Margins -                      Return on Investment -
          Pro forma EBITDA margin would                 A four-year pay back implies
          increase 200 basis points assuming            savings of * million per
          above 3 operations earned 5-7%                year or 200-400 EBITDA margin
          EBITDA margins                                basis points

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* Omitted and filed separately with the Commission.

                         SPRINGS INDUSTRIES



                         Base Case - Strategic Direction

- Focus on two core segments
  - Bed & Bath

- Leverage brands

- Leverage strength with mass
  market customers

- Fix three profit problem areas:
     - AFI
     - Rugs, Nashville and
     - Towel modernization

- Leadership position in
  development of foreign
  sourcing channels may
  prove to be a differentiating
  factor in sector.


   Bedding                                                  Bath
   -------                                                  ----
 -Leverage strength in sheets to                  -Develop cost competitive towel capacity
  round out bedding portfolio                      (owned or not) and utilize
                                                   customer relationships and brand
                                                   strengths to gain market share at
                      Market Rank                  expense of Pillowtex (easier said
  Sheets                   #2                      than done, key is lower cost sourcing
  BIAB                     #2                      channel; even then Pillowtex may
  Top of Bed               #2                      react irrationally)
  Basic Bedding            #5

 -Most of the building blocks are in                               Market Rank
  place to build basic bedding position               Towels            #3
  - brand, relationships, capacity                    Bath rugs         #1
                                                      Accessories       #1
 -Develop sourcing channel for Greige                 Shower curtains   #1
  goods
  -allocation of resources                        -Springs is capacity
  -attempt to lead industry                        constrained in towels
                                                   and thus dependent on
                                                   sourcing for growth

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                                                                              19

                               SPRINGS INDUSTRIES

                               Section 3
                               Review of Alternative Growth Strategies
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                                                                              20

SPRINGS INDUSTRIES

Section 3
Review of Alternative Strategies
================================================================================

- Selected Acquisition in Core Bed & Bath Area


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                                                                              21

SPRINGS INDUSTRIES

Strategic Positioning - Bedding
================================================================================

-  CORE BEDDING IS A STRENGTH FOR SPRINGS AT MASS MERCHANTS

- OPPORTUNITY TO LEVERAGE BRAND STRENGTH AND CUSTOMER RELATIONSHIPS TO "BASIC BEDDING"

-  BIAB IS KEY DIFFERENTIATING FACTOR AND A CORE ELEMENT OF THE SPRINGS PLATFORM


SHEETS & PILLOWCASES - RETAIL

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
WestPoint Stevens             32%        34%
SPRINGS                       31%        33%
Pillowtex                     16%        10%
Dan River                      4%         7%

SHEETS & PILLOWCASES - INSTITUTIONAL

                                  Share
                             ---------------
                             1999       2003
                             ----       ----
WestPoint Stevens             28%        30%
SPRINGS                       25%        32%
Dan River                     23%        22%
Thomaston                     11%         8%
Pillowtex                      6%         3%

BIAB

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
Dan River                     41%        37%
SPRINGS                       33%        45%
WestPoint Stevens              5%         6%
Pillowtex                      6%         0%
Hollander                      6%         7%

TOP OF BED

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
SPRINGS                       19%        18%
WestPoint Stevens             11%        17%
Croscill                      10%        11%
Pillowtex                     10%         5%
Dan River                      3%         5%

BASIC BEDDING

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
Pillowtex                     30%        25%
Pacific Coast Feather         22%        25%
Hollander                     11%         9%
Louisville                    11%         9%
SPRINGS                        8%        15%
WestPoint Stevens              5%        10%

BLANKETS

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
Pillowtex                     30%        23%
Sunbeam                       26%        26%
WestPoint Stevens             21%        28%
Charles Owens                 15%        15%
Chatham                        4%         4%


-----------
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                                                                              22

SPRINGS INDUSTRIES

Strategic Positioning -- Bath
================================================================================

- RETAIL TOWEL IS THE STARTING POINT IN BUILDING A BATH STRATEGY. SPRINGS FOLLOWS WESTPOINT AND PILLOWTEX


TOWELS - RETAIL

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
Pillowtex                     44%        38%
Westpoint                     42%        42%
SPRINGS                        8%        11%
Sateens                        2%         3%

TOWELS - INSTITUTIONAL

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
Pillowtex                     21%        16%
WestPoint Stevens             19%        20%
SPRINGS                       21%        24%
Blair                          9%        10%
1888                           3%         3%

BATH RUGS

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
SPRINGS                       36%        39%
Aladdin/Newmark               26%        27%
Maples                         8%         8%
Pillowtex                     13%         7%
Georgia Tufted                 4%         6%
Burlington                     5%         5%

SHOWER CURTAINS

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
SPRINGS                       28%        27%
Allure                        24%        24%
Excell                        22%        22%
Creative                      11%        11%
Maytex                         9%         9%

BATH ACCESSORIES

                                  Share
                             ---------------
Company                      1999       2003
-------                      ----       ----
SPRINGS                       36%        41%
Allure                        24%        27%
Creative Bath                 12%        13%
Croscill                      14%        16%

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                                                                              23

SPRINGS INDUSTRIES

Acquisition Strategy - Build Up of Basic Platform
================================================================================

-  PILLOWTEX FILLS MOST OF SPRINGS' VOIDS:
   - PRODUCT AREAS
   - UPSTAIR BRANDS
   - MALL BASED ACCOUNTS
     - JC PENNEY
     - SEARS


                                     Bedding
--------------------------------------------------------------------------------

-  ROUND OUT PORTFOLIO IN BASIC BEDDING:

                                                                     Market Rank
                                                                     -----------
PILLOWS
   PILLOWTEX (down & synthetic)                                           #1
   Pacific Coast Feather (down)                                           #2
   Hollander (synthetic & down)                                           #3

MATTRESS PADS
   PILLOWTEX                                                              #2
   Pacific Coast Feather                                                  #4
   Hollander                                                              #5

DOWN COMFORTERS
   PILLOWTEX                                                              #1
   Pacific Coast Feather                                                  #2
   Hollander                                                              #2
   Phoenix Down                                                           #3
   United Feather                                                         #4

OTHER BEDDING COMPANIES:
   Crown Craft
   Croscill
   Glenoit
   Keeco

                                      Bath
--------------------------------------------------------------------------------

- Acquisition of part or all of Pillowtex would significantly change Springs position, giving Springs a full product portfolio
-  Pillowtex Brands
       Royal Velvet (JC Penney)
       Charisma     (Dept Stores)
       Cannon       (K-Mart)
       Serenity     (Target)
-  Broader range of accounts through Pillowtex
- Only alternative to Pillowtex is development of sourcing strategy to attempt to gain share
- Side benefit of Pillowtex is broad range of products in bedding areas where Springs is under-represented

                                                           Pillowtex Market Rank
                                                           ---------------------
   PILLOWS                                                           #1
   DOWN COMFORTER                                                    #1
   MATTRESS PADS                                                     #2
   Blankets (not profitable)                                         #1

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                                                                              24

SPRINGS INDUSTRIES

Acquisition Strategy - Pillowtex Fills Most of Springs' Voids
================================================================================

                                          RELATIVE SHARE OF DOMESTIC PRODUCTS
                              ----------------------------------------------------------
                                          Comforters,
                              Retail      Bedspreads,       Total      Retail      Total
                              Sheets      Quilts, etc.       Bed       Towels       Bath
                              ------      ------------       ---       ------       ----
Westpoint Stevens               35%           20%             20%        41%         23%

Springs                         32%           22%             18%        12%         15%

Springs Pro Forma               45%*          32%             33%        51%*        39%

                                  RELATIVE SHARE OF ALL PRODUCERS, INCLUDING IMPORTS
                              ----------------------------------------------------------
                              Total                                    Total
                              Sheets                                   Towels
                              ------                                   ------
Pro Forma as a % of
Combined Domestic and
Imported Product                33%           25%             22%        32%         28%

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GREENWICH
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-----------

SPRINGS INDUSTRIES

Acquisition Candidates - Build Up of Basic Platform
================================================================================

                                              PACIFIC
                                               COAST                                                        CROWN
                               PILLOWTEX      FEATHER        HOLLANDER       GLENOIT         KEECO          CRAFT       CROSCILL
                            -------------  -------------  -------------  -------------  -------------  -------------  -------------
1999 REVENUES

BEDDING
  Sheets/Pillowcases                  260                                                           9             34             67
  Bedspreads/Comforters               145                            46                            76             96            110
  Pillows                             160            106            100
  Mattress Pads                        70             16             14
  Blankets                            135
  Down Comforters                      70             74             40
                             -------------  -------------  -------------  -------------  -------------  -------------  -------------
                                      840            196            200             66             85            130            177
BATH
  Terry Towels
  Bath Rugs                           590                                           55
  Shower Curtains & Access.            55                                           75
                             -------------                                -------------                                -------------
                                      645                                          130                                           46

OTHER                                  67             34                            46             48            198             60
                             -------------  -------------  -------------  -------------  -------------  -------------  -------------
TOTAL                                1552            230            200            242            133            328            283
                             =============  =============  =============  =============  =============  =============  =============
NOTE:                                         24% annual       Basic         Mostly       All foreign   Calvin Klein   22% growth in
                                             growth rate      Bedding        foreign        sourced         license    top of bed -
                                                                             sourced                                   strong design
                                                                                                                         capability

Source:   Ed Hayes


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                                                                              26

SPRINGS INDUSTRIES

Acquisition Candidates in Core Bed & Bath Sector
================================================================================

                                                               5-Year
                                                                Rev.                                  Multiple to      Multiple to
                                                    1999       Growth                     Value        Prior Year       Prior Year
                                                  Revenues      Rate      EBITDA(1)      Range(1)       Revenues          EBITDA
                                                  --------      ----      ---------      --------       --------          ------
Broad Platform:       Pillowtex                    $1,300       (2)%       $ 100        $ 550-650      .35x-.42x        5.0x-6.0x
                      (Distressed Situation)




Basic Bedding:        One of:
                      Pacific Coast Feather        $  230        25%       $  23              *              *               *
                      Hollander                       200         8           20              *              *               *

Foreign Sourcing:     Glenoit                      $  242        5%+       $  24              *              *               *
                      Keeco                           135        2%           15              *              *               *
Top of Bed
Design Strength:      Croscill                     $  283       15%        $  35              *              *               *

Calvin Klein License: Crown Craft                  $  328       11%        $  15              *              *               *
                      (Distressed Situation)

(1)  Estimated by CRT


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* Omitted and filed separately with the Commission.

SPRINGS INDUSTRIES

Corporate Development Approach at Springs
================================================================================

Pursuit of Multiple Targets Requires Allocation of Resources

-  DEDICATED PERSONNEL
-  TEAM APPROACH
-  LEADERSHIP FROM CEO


                              Requires Flexibility
--------------------------------------------------------------------------------

Availability of Targets

Different Characteristics of Targets

PILLOWTEX
-  Breadth of product
   - Good fits for Springs
   - More complicated
-  Problems - unforeseen attendant to troubled situation
-  Good portfolio of brand names
-  No goodwill
-  Distressed value and little competition
-  Fixed assets in US
-  Execution is critical to successful combination

SOURCING COMPANIES:
GLENOIT
KEECO
-  High growth
-  High value to earnings and book value - thus high goodwill
-  Management retention
-  Sourcing skill sets

STRONG SPECIALTY COMPANIES:
PACIFIC COAST FEATHER
CROSCILL
-  Success in core area
-  High growth, high P/E multiples
-  Retention of management Espirit des Corps in Springs environment
-  Motivation of management team

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                                                                              28

SPRINGS INDUSTRIES

Capital Required for Selected Acquisition Strategies
================================================================================

                                                          MULTI-TARGET PLAN
                                                          -----------------
                                PILLOWTEX              HOLLANDER/KEECO/GLENOIT
                                ---------              -----------------------
($s millions)
                                                HOLLANDER        KEECO        GLENOIT        TOTAL
                                                ---------        -----        -------        -----
Purchase Price (Mid-point)        $  600           120              *             *             *

EBITDA                               100            20              *             *             *

Multiples to EBITDA                  6.0          6.0x              *             *             *

Book Value                        $  600            60             24            20           104

Goodwill                              --                                                      251

Annual Amortization                   --                                                     16.7

Revenue                            1,300           200            135           242           577

Revenue Growth Rate                    5%            8%            10%+          10%+           9%

-----------
GREENWICH
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* Omitted and filed separately with the Commission.

SPRINGS INDUSTRIES

Impact on Springs of Selected Acquisition Strategies
================================================================================

PILLOWTEX:

-  $1,300 MILLION OF REVENUES TO BE ACQUIRED POST DIVESTITURES

-  CURRENT RUN RATE EBITDA ASSUMED TO BE $100 MILLION (7.7%)

- PROJECTIONS ASSUME A 3 POINT IMPROVEMENT IN MARGIN TO 10.7% BY 2002 (VS. SPRINGS CURRENT EBITDA MARGIN OF 11.1%)


MULTI-TARGET PLAN:

-  HIGHLY INFLUENCED BY GOODWILL

-  CASH RETURNS EXCLUDING GOODWILL ARE 5% ACCRETIVE IN 2001 AND 13% IN 2002

                                                                                                      MULTI-TARGET PLAN
                                                          PILLOWTEX                                HOLLANDER/KEECO/GLENOIT
                                          ---------------------------------------         ----------------------------------------
                                            2000       2001       2002      2003            2000       2001       2002       2003
                                          -------    -------    -------   -------         -------    -------    -------    -------
INCOME STATEMENT DATA:
Springs Revenue                           $ 2,331    $ 2,422    $ 2,574   $ 2,739         $ 2,331    $ 2,422    $ 2,574    $ 2,739
Acquired Revenue                            1,235      1,321      1,414     1,513             570        627        690        759
                                          -------    -------    -------   -------         -------    -------    -------    -------
  Total Revenue                             3,566      3,743      3,988     4,252           2,901      3,049      3,264      3,498

Springs EBITDA                                258        301        349       408             258        301        349        408
Acquired EBITDA                                76        128        165       177              49         76         91        100
                                          -------    -------    -------   -------         -------    -------    -------    -------
  Total EBITDA                                334        429        514       585             307        377        440        508

Springs Depreciation & Amort.                 109        118        132       144             109        118        132        144
Acquired Depreciation & Amort.                 50         48         46        44              15         17         19         21
Amort. of Cap. Expenses & Trans. Fees           5          5          5         5               3          3          3          3
                                          -------    -------    -------   -------         -------    -------    -------    -------
  Total Depreciation & Amort.                 164        171        183       193             124        135        151        165

Interest Cost                                 113        112        108       103              81         80         78         75
EBT                                            57        147        223       290             102        162        211        268
Tax (37%)                                      21         54         83       107              38         60         78         99
GOODWILL                                       --         --         --        --              17         17         17         17
                                          -------    -------    -------   -------         -------    -------    -------    -------
  Net Income                              $    36    $    92    $   141   $   183         $    47    $    85    $   116    $   152
                                          =======    =======    =======   =======         =======    =======    =======    =======

Net Income:
Springs Stand-alone                       $    73    $    97    $   118   $   151         $    73    $    97    $   118    $   151
Springs Pro Forma                              36         92        141       183              47         85        116        152
                                          -------    -------    -------   -------         -------    -------    -------    -------
  ACCRETION/DILUTION                      $   (37)   $    (5)   $    23   $    32         $   (26)   $   (12)   $    (2)   $     1
  PERCENT                                     (51)%       (5)%       19%       21%            (36)%      (12)%       (2)%        1%

Cost of Refinancing Existing Debt         $     6    $     5    $     5   $     4         $     6    $     5    $     5    $     4

Debt/EBITDA:
  Springs                                   1.59x      1.22x      0.97x     0.63x           1.59x      1.22x      0.97x      0.63x
  Pro Forma                                 3.06x      2.35x      1.89x     1.56x           2.48x      2.00x      1.66x      1.37x

Debt/Total Capital
  Springs                                   0.33x      0.29x      0.25x     0.19x           0.33x      0.29x      0.25x      0.19x
  Pro Forma                                 0.55x      0.52x      0.48x     0.43x           0.47x      0.45x      0.41x      0.37x

Capital Expenditures
  Springs                                 $   125    $   140    $   140   $   130         $   125    $   140    $   140    $   130
  Acquisition                                  40         40         42        45              16         18         20         22
                                          -------    -------    -------   -------         -------    -------    -------    -------
  Total Capital Expenditures              $   165    $   180    $   182   $   175         $   141    $   155    $   160    $   152
                                          =======    =======    =======   =======         =======    =======    =======    =======

-----------
GREENWICH
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-----------

SPRINGS INDUSTRIES


Section 3
Review of Alternative Strategies
================================================================================

- Development of Significant Foreign Sourcing


--------------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT                                                                   31
--------------

SPRINGS INDUSTRIES

$250 MILLION, 3 YEAR PROGRAM TO BUILD FOREIGN SOURCING
================================================================================

- Assumes 4.5 year pay back on investment

- Dilutive through 2003

- May drive higher growth and access to designer brand names/new accounts



                             2001      2002         2003          2004        2005
                             ----      ----         ----          ----        ----
                                                ($millions)
INVESTMENT                 $ 50.0     $100.0       $100.0            -          -
Impact on EBITDA                -        6.0         24.0         48.0       60.0
Depreciation                    -        5.0         15.0         25.0       25.0
Cost of Debt (9.5%)             -        4.8         14.0         22.4       20.0
Pre-tax Income Effect           -       (3.8)        (5.0)         0.6       15.0
Net Income Effect               -       (2.3)        (3.1)         0.4        9.3
Cash Flow Effect                -        2.7         11.9         24.6       34.3
Year End Debt                50.0      147.3        235.4        210.8      176.5


                       PRO FORMA IMPACT ON EBITDA MARGINS

                                [BAR CHART]


                11.1%        11.4%       12.1%        13.2%       13.7%         18.8%           15.7%
             SPRINGS BASE  PRO FORMA   PRO FORMA    PRO FORMA   PRO FORMA     WESTPOINT       DAN RIVER
              CASE 2000      YEAR 1      YEAR 2       YEAR 3      YEAR 4     STEVENS 2000       2000




--------------
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RESEARCH
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--------------

SPRINGS INDUSTRIES

IMPACT OF $250 MILLION 3-YEAR PROGRAM TO BUILD FOREIGN SOURCING
================================================================================

                            2001      2002      2003      2004       2005
                            ----      ----      ----      ----       ----
Cap-Ex
     Springs Base Case      $144      $168      $139      $106      $ 107
     Pro Forma               194       268       239       106        107
Debt
     Springs Base Case      $367      $340      $258      $ 95      $ (95)
     Pro Forma               417       487       493       306         79

Debt/EBITDA
     Springs Base Case      1.22x     0.97x     0.63x     0.21x       ---
     Pro Forma              1.39x     1.37x     1.14x     0.63x     0.15x


                                 EBITDA MARGIN

                                  [BAR CHART]


                        2000    2001    2002    2003    2004    2005    WestPoint 2000   Dan River 2000
                        ----    ----    ----    ----    ----    ----    --------------   --------------
Springs Base Case*      11.1%   12.4%   13.6%   14.8%   15.2%   15.5%    18.6%           16.0%
Pro Forma**             11.1%   12.4%   13.8%   15.8%   16.8%   17.5%

*  Springs Base Case

**  Pro Forma assuming
    4.5 year pay back


--------------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT                                                                   33
--------------

SPRINGS INDUSTRIES

SECTION 3
REVIEW OF ALTERNATIVE STRATEGIES
================================================================================

- Broad Based Acquisition Strategy





--------------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT                                                                   34
--------------

SPRINGS INDUSTRIES


SPRINGS IS BETTER POSITIONED THAN ITS PRIMARY COMPETITORS TO LEAD A CONSOLIDATION WITHIN THE HOME TEXTILE SECTOR
================================================================================

- WestPoint Stevens is highly leverage

- Pillowtex is severely distressed

- Dan River does not have enough scale to lead consolidation

- Even though stronger financially, Springs has borrowing limitations of 3-3.5x EBITDA

- Numerous available acquisition targets

                            (1999 Sales in Millions)

                                  [BAR CHART]



                          TIER I                                                  TIER II
           --------------------------------------       -----------------------------------------------------------------
           Springs*     WestPoint*      Pillowtex*      Mohawk*  Dan River*      Crown Craft*    Burlington*     Croscill**
           -------      ---------       ---------       ------   ---------       -----------     ----------      --------
           $2,220         $1,868          $1,552         $470       $432             $310           $300           $283

                                        TIER II
  --------------------------------------------------------------------------------------------
  PCF**   Glenoit*      Hollander**     Maples**  Louisville*     Revman*   Sunbeam*     Keeco**
  ---     -------       ---------       ------    ----------      ------    -------      ------
  $230        $222        $201            $160        $156         $141       $136        $132


*  Financially Distressed

** Open to Merger Discussions

--------------
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--------------

SPRINGS INDUSTRIES

HOME TEXTILE EXPANSION OPPORTUNITIES BEYOND CORE
BED & BATH
================================================================================

PROFITABILITY
OF THE
CATEGORY


                                      Table
                                     Linens
                                      200M

                                     Kitchen
                                     Towels
                                      200M

                                       Dec
                                     Pillows
                                      450M

                                      Area
                                      Rugs
                                      1500M

                                      Soft
                                     Windows
                                      1200M

                                      Down
                                   Comforters
                                      600M

                                    Blankets
                                      500M

                                     Kitchen
                                      As a
                                      Room
                                      400M

                           SPRINGS' ABILITY TO IMPACT


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                                                                              36

SPRINGS INDUSTRIES


POTENTIAL DIVERSIFICATION TARGETS
================================================================================


                               DECORATIVE PILLOWS

                          1999          %
Company                   Volume       Share
-------                   ------       -----
Brentwood                 $100          21%
Arlee                       50          11%
Glenoit                     21           4%
Newport/Layton              21           4%
Fashion Pillows             21           4%


               BATH & AREA RUGS

                          1999          %
Company                  Volume       Share
-------                  ------       -----
Mohawk                   $325          35%
Maples                    156          17%
Burlington                 90          10%
Glenoit                    55           6%
Pillowtex                  55           6%
Georgia Tufters            50           5%


               SOFT WINDOWS & DRAPERIES

                        1999            %
COMPANY                VOLUME        SHARE
-------                ------        -----
Burlington              $120          7%
S.Lichtenberg            115          7%
CHF                       97          6%
Miller Curtain            93          5%
Croscill                  67          4%


                        BLANKETS

                          1999           %
COMPANY                  VOLUME        SHARE
-------                  ------        -----
Pillowtex                $135          30%
Sunbeam                   116          26%
Charles D.Owen             66          15%
CMI-Chatham                20           4%


                       KITCHEN TEXTILES


                            1999          %
COMPANY                    VOLUME       SHARE
-------                    ------       -----
Barth & Dreyfuss           $59          11%
Franco Mfg                  45           8%
Cecil Saydah                44           8%
Charles Craft               18           3%
John Ritzenthaler           18           3%

                        TABLE LINENS

                         1999         %
COMPANY                 VOLUME      SHARE
-------                 ------      -----
Town & Country          $90          7%
Bardwill                 50          4%
Avon Home                35          3%
Elrene                   35          3%

Source: Ed Hayes
--------------
GREENWICH
CREDIT
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--------------

SPRINGS INDUSTRIES

DIVERSIFICATION ACQUISITION CANDIDATES
================================================================================


                                                                                                    MULTIPLE W/        MULTIPLE TO
                                                         1999                             VALUE     PRIOR YEAR          PRIOR YEAR
                                                       REVENUES      EBITDA               RANGE      REVENUES             EBITDA

Rugs & Windows:              Burlington               $   290         $     25       $         *            *               *
                             Selected Divisions

Rugs & Dec. Pillows:         Glenoit                  $   242         $     24       $         *            *               *

Rugs:                        Maples                   $   220         $     31       $         *            *               *

Blankets:                    Sunbeam                  $   136         $     12       $         *            *               *

Decorative Pillows:          Brentwood                $   100         $     12       $         *            *               *

Kitchen:                     Miscellaneous            $   100         $     10       $        60           .6x              6.0x

Top of Bed                   Croscill                 $   283         $     35       $         *            *               *


--------------
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* Omitted and filed separately with the Commission.

SPRINGS INDUSTRIES

CAPITAL REQUIRED FOR SELECTED DIVERSIFICATION ACQUISITIONS
================================================================================


                         BURLINGTON      MAPLES       SUNBEAM        BRENTWOOD     TOTAL

Purchase Price           $ *             $ *          $ *            $ *           $ *

EBITDA                     *               *            *              *             *

Multiple EBITDA            *               *            *              *             *

Book Value                150            110            80             40           380

Goodwill                  ---            110            ---            40           150

Annual Amortization       ---              7            ---             3            10

Revenue                   290            220           136            100          $746


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GREENWICH
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* Omitted and filed separately with the Commission.

SPRINGS INDUSTRIES


IMPACT OF DIVERSIFICATION ACQUISITION STRATEGY
================================================================================

    IMPACT OF DIVERSIFICATION ACQUISITIONS ON EXPANDED BED & BATH PLATFORMS

                                                                                                         MULTI-TARGET PLAN
                                                            PILLOWTEX                                 HOLLANDER/KEECO/GLENOIT
                                                            ---------                             -------------------------------
Income Statement Data:                     2000        2001       2002       2003        2000         2001        2002      2003
                                          -----       -----      -----      -----       -----        -----       -----      -----
Sales:
  Springs                                $ 2,331      $2,422     $2,574     $2,739     $ 2,331      $ 2,422      $2,574     $2,739
  Acquired Bed & Bath                      1,235       1,321      1,414      1,513         570          627         690        759
  Acquired Diversification                   746         798        854        914         746          798         854        914
                                         -------      ------     ------     ------     -------      -------      ------     ------
     Total Revenue                         4,312       4,541      4,842      5,166       3,647        3,847       4,118      4,412

Springs EBITDA                               258         301        349        408         258          301         349        408
Acquired Bed & Bath EBITDA                    76         128        151        162          49           76          91        100
Acquired Diversification EBITDA               80         101        117        125          80          101         117        125
                                         -------      ------     ------     ------     -------      -------      ------     ------
     Total EBITDA                            414         530        617        695         387          478         557        633

Depreciation & Amort.                        109         118        132        144         109          118         132        144
Acquired B&B Depreciation & Amort.            60          63         67         71          15           17          19         21
Acquired Divers. Deprec. & Amort.             30          32         34         37          30           32          34         37
Amort. of Cap. Expenses & Trans. Fees          8           8          8          8           7            7           7          7
                                         -------      ------     ------     ------     -------      -------      ------     ------
     Total Depreciation & Amort              207         221        242        260         161          174         192        208

Interest Cost                                132         130        126        118         124          123         121        116

EBT                                           74         179        249        317         102          182         244        308
Tax (37%)                                     27          66         92        117          38           67          90        114
Goodwill                                      10          10         10         10          27           27          27         27
                                         -------      ------     ------     ------     -------      -------      ------     ------
     Net Income                          $    37      $  103     $  147     $  190     $    38      $    88      $  127     $  168
                                         =======      ======     ======     ======     =======      =======      ======     ======

Net Income:
Springs Stand-alone                      $    73      $   97     $  118     $  151     $    73      $    97      $  118     $  151
Springs Pro Forma                             37         103        147        190          38           88         127        168
                                         -------      ------     ------     ------     -------      -------      ------     ------
     ACCRETION/DILUTION                  $   (36)     $    6     $   29     $   39     $   (35)     $    (9)     $    9     $   17
     PERCENT                                 (49)%         6%        25%        26%        (48)%         (9)%         8%        11%

Debt/EBITDA:
     Base                                  1.59x       1.22x      0.97x      0.63x       1.59x        1.22x       0.97x      0.63x
     Pro Forma                             3.78x       2.90x      2.43x      2.04x       3.42x        2.74x       2.32x      1.96x

Debt/Total Capital:
     Base                                  0.33x       0.29x      0.25x      0.19x       1.59x        1.22x       0.97x      0.63x
     Pro Forma                             0.60x       0.57x      0.53x      0.48x       0.49x        0.56x       0.52x      0.48x

Capital Expenditures:
     Springs                             $   125      $  140     $  140     $  130     $   125      $   140      $  140     $  130
     Acquisitions B&B                         25          25         25         25          20           20          20         20
     Acquisition Diversification              40          40         40         40          16           18          20         22
                                         -------      ------     ------     ------     -------      -------      ------     ------
     Total Capital Expenditures          $   190      $  205     $  207     $  200     $   161      $   178      $  180     $  172
                                         =======      ======     ======     ======     =======      =======      ======     ======


--------------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT
--------------

SPRINGS INDUSTRIES



SECTION 4
REVIEW OF FINANCIAL STRUCTURE ALTERNATIVES
================================================================================








--------------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT
--------------

SPRINGS INDUSTRIES

SECTION 4
REVIEW OF FINANCIAL STRUCTURE ALTERNATIVES
================================================================================

-     Share Repurchase / Optimization of Capital Structure



--------------
GREENWICH
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--------------

SPRINGS INDUSTRIES


Base Capital Structure Considerations
================================================================================

- Springs is less than optimally leveraged and will become more so as it executes on its business plan

- This has the impact of driving its cost of capital higher and instilling more pressure on its ability to achieve attractive equity returns


- SHARE REPURCHASE AT $35/SHARE IS EQUAL TO AN ACQUISITION YIELDING 21% ROIC PRE TAX

--------------------------------------------------------------------------------
                              Debt / Total Capital
--------------------------------------------------------------------------------

SPRINGS
1998                              28%
1999                              33%
2000                              32%
2001                              29%
2002                              25%
2003                              19%
2004                               7%


COMPARATIVE DATA
"A" Credit                        39%
"BBB" Credit                      46%
"BB" Credit                       59%
"B"                               71%


--------------------------------------------------------------------------------
                        Weighted Average Cost of Capital
--------------------------------------------------------------------------------

                 [WEIGHTED AVERAGE COST OF CAPITAL LINE GRAPH]

                        WEIGHTED AVERAGE COST OF CAPITAL

                                         DEBT/TOTAL CAPITAL

                   30        35         40         45        50        55        60
COST OF CAPITAL   9.23      9.12      9.035      8.945      8.89      9.15      9.22
                  30.6      38.6       34.6       31.6
                  45.9      46.9         45       43.9


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CREDIT RESEARCH
  & TRADING
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                                                                              43

SPRINGS INDUSTRIES


Share Buyback Economics - Highly Accretive
================================================================================

--------------------------------------------------------------------------------
                             One Time Share Buyback
--------------------------------------------------------------------------------

REPURCHASE 20% OF FLOAT OUTSTANDING AT EXISTING SHARE PRICE


                                                                                                                      NPV
                                           2000        2001       2002       2003       2004       2005     TOTAL    @ 12%
                                        ----------------------------------------------------------------------------------
Base EPS(1)                             $   4.02    $ 5.29      $ 6.42     $ 8.07     $ 9.01     $ 9.91       --
Base Stock Price(2)                        37.03     44.94       56.49      63.01      69.37         --       --

# of Shares Repurchased (000s)           2,097.0        --          --         --         --         --       --
Price Per Share                            37.03        --          --         --         --         --       --
Total Cost of Shares Repurchased(3)         77.6        --          --         --         --         --     77.6      77.6
Pro Forma EPS(4)                            4.17      5.69        7.03       9.13      10.27      11.48       --
Accretion                                   0.15      0.40        0.61       1.06       1.26       1.57       --
% Accretion                                 3.6%       7.0%        8.7%      11.6%      12.3%      13.7%      --

Pro Forma Share Price(2)                   39.83     49.21       63.91      71.92      80.38         --       --

Debt / Total Capital
- Base                                     44.9%      35.7%       29.8%      20.4%       7.8%        --       --
- Pro Forma                                51.5%      41.5%       35.1%      25.1%      13.3%        --       --

--------------------------------------------------------------------------------
                            Consistent Share Buyback
--------------------------------------------------------------------------------

REPURCHASE 4% OF FLOAT EACH YEAR AT THEN EXISTING SHARE PRICE


                                                                                                                     NPV
                                          2000       2001        2002       2003       2004       2005     TOTAL     @ 12%
                                        ----------------------------------------------------------------------------------
Base EPS(1)                              $ 4.02     $ 5.29      $ 6.42     $ 8.07     $ 9.01     $ 9.91       --
Base Stock Price(2)                       37.03      44.94       56.49      63.01      69.37         --       --

# of Shares Repurchased (000s)            419.4      419.4       419.4      419.4      419.4         --       --
Price Per Share                           28.14      47.53       61.85      70.10      78.56         --       --
Total Cost of Shares Repurchased(3)        11.8       19.9        25.9       29.4       32.9         --    120.0      82.3
Pro Forma EPS(4)                           4.13       5.53        6.79       8.84      10.01      11.22
Accretion                                  0.11       0.24        0.37       0.77       1.00       1.31
% Accretion                                 2.7%       4.3%        5.5%       8.7%     10.09%      11.7%

Pro Forma Share Price(2)                  38.71      47.53       61.88      70.07      78.40         --       --

Debt / Total Capital
- Base                                     44.9%      35.7%       29.8%      20.4%       7.8%        --
- Pro Forma                                45.6%      37.5%       32.3%      24.8%      15.2%        --


(1)  Company projections with modest growth.
(2)  Assumes stock trades at 7x forward earnings.
(3)  In millions.
(4)  Share repurchase with incremental debt at LIBOR +300.


---------------
  GREENWICH
CREDIT RESEARCH
  & TRADING
 CONNECTICUT
---------------

SPRINGS INDUSTRIES


Impact On Share Price of Share Repurchase Program
================================================================================

             [POTENTIAL SHARE PRICES AT 7X FORWARD EPS LINE GRAPH]

                    POTENTIAL SHARE PRICES AT 7X FORWARD EPS

                          2000        2001        2002         2003        2004
LBO                     $19.40      $38.15      $64.77       $72.70      $80.55
Share Repurchase        $38.71      $47.53      $61.88       $70.07      $78.59
Base                    $37.03      $44.99      $56.49       $63.01      $69.37


- Share repurchase assume 4% of float repurchased each year at price of 7x forward EPS & financed at 7.2%

- LBO assumes all debt refinanced at 9.5% for senior and 13% for subordinated



---------------
  GREENWICH
CREDIT RESEARCH
  & TRADING
 CONNECTICUT
--------------

SPRINGS INDUSTRIES


Share Buyback Economics
================================================================================

              Repurchase 20% of Float Over 5 Year Period - 4%/Year


                                [EPS BAR CHART]

                                      EPS


                 2000        2001       2002      2003        2004       2005
BASE             4.02        5.29       6.42      8.07        9.01       9.91
PRO FORMA        4.17        5.69       7.03      9.13       10.27      11.48
NORTH            45.9        46.9         45      43.9


                        [DEBT / TOTAL CAPITAL BAR CHART]

                              DEBT / TOTAL CAPITAL

                 2000        2001       2002       2003       2004
BASE             0.45        0.36        0.3        0.2       0.08
PRO FORMA        0.46        0.38       0.32       0.25       0.15
NORTH            45.9        46.9         45       43.9



---------------
  GREENWICH
CREDIT RESEARCH
  & TRADING
 CONNECTICUT
---------------

SPRINGS INDUSTRIES

Section 4
Review of Financial Structure Alternatives
================================================================================

-     Potential Leveraged Recapitalization


---------------
   GREENWICH
CREDIT RESEARCH
  & TRADING
  CONNECTICUT
---------------
                                                                              47

SPRINGS INDUSTRIES


Current Stock Market Trading Environment is at an All Time Low
================================================================================

REFLECTIVE OF MARKET CONCERNS:

-     POTENTIAL IMPACT OF IMPORTS ON DOMESTIC PRODUCERS

-     PRECEDENT IN APPAREL INDUSTRY

-     HIGH LEVERAGE IN INDUSTRY

-     COMPETITIVE FACTORS ASSOCIATED WITH CONSOLIDATION OF CORE CUSTOMERS


--------------------------------------------------------------------------------
                           5 Years Stock Price Range
--------------------------------------------------------------------------------

Springs Industries, Inc.
Daily Price Volume



                    [5 Years Stock Price Range Line Graph]


                       OCTOBER 2, 1995 - OCTOBER 3, 2000


                                 Trading Range
                                     $45-$50

COMPANY TICKER SYMBOL: SMI
Currency: Local (U.S. Dollar)
Currency: Local (U.S. Dollar)

                               SHARE PRICE

       Date            Price Close        Volume
      10/2/95             39.75           20.70
      10/3/95             39.63           16.40
      10/4/95             39.50           11.60
      10/5/95             40.88           41.60
      10/6/95             41.63           14.90
      10/9/95             41.25           32.80
     10/10/95             41.38           17.70
     10/11/95             41.63           15.40
     10/12/95             41.38            9.00
     10/13/95             42.25           15.30
     10/16/95             42.50           51.80
     10/17/95             41.88           10.00
     10/18/95             41.75            7.70
     10/19/95             41.75           30.20
     10/20/95             42.63           23.30
     10/23/95             42.88           12.20
     10/24/95             42.50           85.90
     10/25/95             42.25           19.30
     10/26/95             41.38           26.80
     10/27/95             41.88           22.40
     10/30/95             42.50            9.00
     10/31/95             42.88           33.30
      11/1/95             42.50            5.50
      11/2/95             42.75           35.10
      11/3/95             42.13           13.90
      11/6/95             41.75           61.20
      11/7/95             42.25           19.30
      11/8/95             41.75           14.10
      11/9/95             42.13           42.80
     11/10/95             41.88           10.00
     11/13/95             41.75            5.90
     11/14/95             41.38           12.20
     11/15/95             41.50            5.30
     11/16/95             41.25           24.30
     11/17/95             41.00           21.40
     11/20/95             41.00           15.60
     11/21/95             42.38           13.20
     11/22/95             43.00           45.40
     11/24/95             43.00            0.90
     11/27/95             42.75            7.00
     11/28/95             42.50           13.00
     11/29/95             42.50           11.10
     11/30/95             42.00           56.50
      12/1/95             41.88           17.20
      12/4/95             41.88            8.40
      12/5/95             42.63           32.20
      12/6/95             43.13           25.50
      12/7/95             43.25           24.60
      12/8/95             43.38           26.00
     12/11/95             43.38           11.50
     12/12/95             43.75            5.70
     12/13/95             43.75            9.90
     12/14/95             43.63           31.40
     12/15/95             43.75           43.00
     12/18/95             42.50           29.90
     12/19/95             42.38           46.60
     12/20/95             41.50           31.90
     12/21/95             42.00           33.60
     12/22/95             42.00           15.40
     12/26/95             42.25           20.80
     12/27/95             41.63           15.10
     12/28/95             41.63           17.10
     12/29/95             41.38           33.80
       1/2/96             42.00           39.00
       1/3/96             41.63           26.40
       1/4/96             42.00           21.50
       1/5/96             41.25           19.70
       1/8/96             41.38            2.20
       1/9/96             40.50           10.80
      1/10/96             39.75           33.50
      1/11/96             39.75           26.60
      1/12/96             39.50           19.60
      1/15/96             39.88           34.80
      1/16/96             40.50           25.70
      1/17/96             40.13           11.30
      1/18/96             40.13           55.90
      1/19/96             40.50           45.30
      1/22/96             40.50           16.00
      1/23/96             40.63           28.40
      1/24/96             41.13           43.00
      1/25/96             41.13           15.50
      1/26/96             41.00           25.50
      1/29/96             41.25           13.90
      1/30/96             41.00           11.20
      1/31/96             40.00           55.50
       2/1/96             39.88           84.30
       2/2/96             40.13           35.50
       2/5/96             39.75           13.80
       2/6/96             41.25           52.00
       2/7/96             41.00           22.50
       2/8/96             41.00           22.40
       2/9/96             41.50           39.30
      2/12/96             41.88           23.20
      2/13/96             42.25           32.10
      2/14/96             42.88           29.80
      2/15/96             43.63           51.00
      2/16/96             43.13           64.50
      2/20/96             43.00           20.80
      2/21/96             44.00           58.30
      2/22/96             44.63           32.20
      2/23/96             43.88           11.50
      2/26/96             44.13           27.70
      2/27/96             43.75           15.80
      2/28/96             43.00           30.90
      2/29/96             43.25           47.20
       3/1/96             43.75           28.00
       3/4/96             44.88           32.10
       3/5/96             44.75           27.00
       3/6/96             44.63           21.60
       3/7/96             44.50           76.10
       3/8/96             43.88           49.70
      3/11/96             43.88           15.70
      3/12/96             43.75           19.40
      3/13/96             44.00           15.40
      3/14/96             44.63           25.00
      3/15/96             44.50           31.10
      3/18/96             44.50           47.40
      3/19/96             45.63           51.10
      3/20/96             45.88           32.00
      3/21/96             46.13           35.10
      3/22/96             46.25           19.10
      3/25/96             46.25           22.00
      3/26/96             46.38           31.10
      3/27/96             46.88           62.60
      3/28/96             46.00           36.70
      3/29/96             46.00           22.30
       4/1/96             46.25           27.50
       4/2/96             45.63           14.50
       4/3/96             45.38           21.00
       4/4/96             45.25           36.90
       4/8/96             43.88           15.10
       4/9/96             45.25           37.80
      4/10/96             43.63           16.70
      4/11/96             43.63           21.50
      4/12/96             43.38           13.50
      4/15/96             43.63           16.10
      4/16/96             44.13           28.00
      4/17/96             44.75           40.40
      4/18/96             45.00           18.50
      4/19/96             45.00           35.30
      4/22/96             45.63           15.80
      4/23/96             45.88           34.90
      4/24/96             46.50           23.80
      4/25/96             46.25          165.60
      4/26/96             45.63           17.40
      4/29/96             45.50           11.60
      4/30/96             46.00           16.80
       5/1/96             46.75            7.70
       5/2/96             46.00           31.40
       5/3/96             45.50          103.50
       5/6/96             45.13           33.10
       5/7/96             44.88           45.40
       5/8/96             44.13           48.50
       5/9/96             44.13           32.70
      5/10/96             45.38           21.70
      5/13/96             45.63           13.80
      5/14/96             46.13           27.50
      5/15/96             45.50           96.60
      5/16/96             45.00           35.60
      5/17/96             45.63           92.70
      5/20/96             46.00           15.10
      5/21/96             46.13           10.70
      5/22/96             46.88           18.20
      5/23/96             47.63           33.90
      5/24/96             47.88           29.40
      5/28/96             46.63           35.80
      5/29/96             46.38           23.20
      5/30/96             46.50           13.80
      5/31/96             46.38           12.50
       6/3/96             46.88           19.40
       6/4/96             47.63           22.60
       6/5/96             48.75           13.90
       6/6/96             49.00           83.10
       6/7/96             48.25           24.50
      6/10/96             48.13            6.90
      6/11/96             48.25           27.20
      6/12/96             47.25           10.00
      6/13/96             47.63           15.20
      6/14/96             46.75           18.40
      6/17/96             47.00           20.80
      6/18/96             47.25           46.40
      6/19/96             47.25           45.70
      6/20/96             47.00           25.30
      6/21/96             46.50           46.00
      6/24/96             46.38           23.20
      6/25/96             47.25           25.30
      6/26/96             46.38           37.10
      6/27/96             47.25           31.40
      6/28/96             50.25           89.40
       7/1/96             49.25           83.20
       7/2/96             48.13           23.70
       7/3/96             47.88           35.60
       7/5/96             46.38            6.10
       7/8/96             44.88           48.40
       7/9/96             45.38           89.00
      7/10/96             45.00           57.90
      7/11/96             45.38           45.00
      7/12/96             45.13           13.00
      7/15/96             42.50           28.80
      7/16/96             42.38           38.40
      7/17/96             42.63           26.70
      7/18/96             43.25           29.10
      7/19/96             43.50          122.40
      7/22/96             42.88           17.20
      7/23/96             43.38           23.50
      7/24/96             43.50           46.20
      7/25/96             43.75           47.90
      7/26/96             43.88           17.90
      7/29/96             44.00           19.20
      7/30/96             44.88           17.60
      7/31/96             45.63           31.60
       8/1/96             45.50           18.10
       8/2/96             46.00           29.00
       8/5/96             46.00           22.90
       8/6/96             45.63           20.50
       8/7/96             45.50           28.70
       8/8/96             45.50           15.60
       8/9/96             45.63            5.10
      8/12/96             46.00           11.80
      8/13/96             45.38            6.80
      8/14/96             44.50           19.10
      8/15/96             45.75           17.10
      8/16/96             45.50            8.30
      8/19/96             45.75            4.20
      8/20/96             46.00           16.90
      8/21/96             45.63           16.80
      8/22/96             45.50           26.70
      8/23/96             45.75           14.70
      8/26/96             45.75           10.30
      8/27/96             45.25            7.20
      8/28/96             45.75           17.10
      8/29/96             45.13           33.30
      8/30/96             45.13           18.90
       9/3/96             45.00           30.80
       9/4/96             45.13           13.90
       9/5/96             45.50            4.70
       9/6/96             46.00           30.20
       9/9/96             45.75            7.00
      9/10/96             45.88           20.20
      9/11/96             45.75           11.50
      9/12/96             45.88           18.30
      9/13/96             45.50           33.10
      9/16/96             45.38           22.30
      9/17/96             46.13           11.00
      9/18/96             45.75            6.90
      9/19/96             45.75           20.20
      9/20/96             45.88           37.90
      9/23/96             45.38           18.10
      9/24/96             45.50           14.80
      9/25/96             44.38           36.20
      9/26/96             42.63           50.30
      9/27/96             44.38           35.10
      9/30/96             44.50           31.50
      10/1/96             44.13           24.90
      10/2/96             43.50           18.30
      10/3/96             43.00           36.00
      10/4/96             43.63           27.80
      10/7/96             43.63            9.60
      10/8/96             43.63            9.30
      10/9/96             43.38           12.90
     10/10/96             43.00            7.80
     10/11/96             43.50           10.20
     10/14/96             43.38           25.50
     10/15/96             43.13           19.10
     10/16/96             43.25           94.10
     10/17/96             43.88           12.90
     10/18/96             43.75           11.00
     10/21/96             44.13           11.80
     10/22/96             44.13           96.30
     10/23/96             45.38           44.30
     10/24/96             44.38           25.40
     10/25/96             45.25           28.50
     10/28/96             45.88           50.70
     10/29/96             45.88           30.40
     10/30/96             45.63           10.00
     10/31/96             45.13           23.00
      11/1/96             44.75           15.40
      11/4/96             45.50           10.20
      11/5/96             45.63            9.50
      11/6/96             46.13           17.50
      11/7/96             46.50           16.00
      11/8/96             46.25            6.30
     11/11/96             46.00            9.30
     11/12/96             46.00            6.50
     11/13/96             45.63            9.50
     11/14/96             45.63           12.00
     11/15/96             45.50           15.80
     11/18/96             46.00           46.50
     11/19/96             45.88            6.80
     11/20/96             45.63           14.20
     11/21/96             45.25           27.90
     11/22/96             45.75           26.70
     11/25/96             46.75           11.10
     11/26/96             46.25           27.20
     11/27/96             46.13           10.60
     11/29/96             46.50            3.10
      12/2/96             47.63           36.60
      12/3/96             47.50           34.50
      12/4/96             47.13           26.20
      12/5/96             47.13           12.50
      12/6/96             46.50           16.10
      12/9/96             47.25           11.60
     12/10/96             46.75           24.30
     12/11/96             43.63          303.90
     12/12/96             43.88           36.10
     12/13/96             43.63           51.20
     12/16/96             41.75           14.70
     12/17/96             42.63           40.20
     12/18/96             42.88           31.80
     12/19/96             43.13           37.00
     12/20/96             43.63           71.70
     12/23/96             42.13           22.80
     12/24/96             42.50           11.40
     12/26/96             44.38           57.40
     12/27/96             43.75           11.20
     12/30/96             43.38           16.30
     12/31/96             43.00           11.70
       1/2/97             42.25           35.90
       1/3/97             42.88           30.40
       1/6/97             42.38           26.40
       1/7/97             42.63           17.00
       1/8/97             41.13           18.00
       1/9/97             42.00           29.10
      1/10/97             42.25           50.90
      1/13/97             42.50           21.40
      1/14/97             42.25           22.50
      1/15/97             42.13           22.80
      1/16/97             42.50           26.00
      1/17/97             42.63           28.20
      1/20/97             42.50            7.30
      1/21/97             42.50           41.20
      1/22/97             42.88           11.40
      1/23/97             43.25           38.10
      1/24/97             42.50           24.90
      1/27/97             42.00           24.60
      1/28/97             42.13           19.70
      1/29/97             42.25           26.80
      1/30/97             43.25           15.70
      1/31/97             42.25           38.80
       2/3/97             42.25           45.40
       2/4/97             42.00           19.70
       2/5/97             41.75           45.60
       2/6/97             41.88           46.30
       2/7/97             42.63           33.10
      2/10/97             43.25           28.30
      2/11/97             42.38           22.50
      2/12/97             43.00           16.20
      2/13/97             43.75           22.70
      2/14/97             43.13           17.10
      2/18/97             43.75           19.80
      2/19/97             44.13           29.40
      2/20/97             44.13           10.60
      2/21/97             44.88           18.50
      2/24/97             43.75           38.40
      2/25/97             43.63           14.20
      2/26/97             44.00           66.60
      2/27/97             44.63           21.70
      2/28/97             44.13           36.70
       3/3/97             45.00           26.80
       3/4/97             44.88           38.00
       3/5/97             45.75           39.40
       3/6/97             45.88           17.60
       3/7/97             47.50           47.60
      3/10/97             47.25           37.90
      3/11/97             46.88           63.10
      3/12/97             47.25           39.00
      3/13/97             47.13           17.50
      3/14/97             47.00           50.20
      3/17/97             46.63           47.30
      3/18/97             46.88           67.70
      3/19/97             47.00           66.10
      3/20/97             46.88           27.70
      3/21/97             46.63           96.20
      3/24/97             46.63           52.10
      3/25/97             46.13           24.50
      3/26/97             45.88           37.70
      3/27/97             44.88           20.10
      3/31/97             44.75           49.80
       4/1/97             44.25           19.60
       4/2/97             43.13           39.90
       4/3/97             44.13           39.70
       4/4/97             45.25           84.20
       4/7/97             44.75           37.90
       4/8/97             44.88           34.30
       4/9/97             45.00           22.00
      4/10/97             44.63           16.60
      4/11/97             43.50           36.20
      4/14/97             44.00           16.50
      4/15/97             44.50           69.50
      4/16/97             45.50           52.50
      4/17/97             44.50           31.60
      4/18/97             45.00           32.40
      4/21/97             45.25           24.60
      4/22/97             46.13           50.40
      4/23/97             45.38           33.50
      4/24/97             45.00           23.80
      4/25/97             45.75           31.40
      4/28/97             45.75           24.30
      4/29/97             46.00           44.80
      4/30/97             46.75           34.60
       5/1/97             47.13           34.20
       5/2/97             46.50           66.90
       5/5/97             47.38           60.70
       5/6/97             47.00           40.20
       5/7/97             47.50           63.40
       5/8/97             47.25           58.90
       5/9/97             47.63           39.50
      5/12/97             48.13           44.70
      5/13/97             47.75           34.00
      5/14/97             47.63           88.50
      5/15/97             48.25           36.40
      5/16/97             48.25           35.10
      5/19/97             48.38            5.90
      5/20/97             49.13            8.20
      5/21/97             48.00           22.10
      5/22/97             49.00           22.40
      5/23/97             49.38           18.40
      5/27/97             49.38           27.20
      5/28/97             49.88           17.00
      5/29/97             49.38           24.10
      5/30/97             50.63           31.80
       6/2/97             50.50           13.30
       6/3/97             51.00           17.00
       6/4/97             50.63           14.60
       6/5/97             51.50           15.70
       6/6/97             52.25           34.50
       6/9/97             52.00           26.50
      6/10/97             52.63           21.60
      6/11/97             52.88           13.60
      6/12/97             53.38           16.70
      6/13/97             53.38           35.10
      6/16/97             53.00           23.40
      6/17/97             52.63           15.60
      6/18/97             53.25           52.70
      6/19/97             53.63           16.70
      6/20/97             53.63           60.40
      6/23/97             53.38           43.10
      6/24/97             53.81           26.90
      6/25/97             53.19           47.20
      6/26/97             52.00           33.10
      6/27/97             53.31           55.10
      6/30/97             52.75           33.50
       7/1/97             52.88           38.20
       7/2/97             52.94           30.10
       7/3/97             53.31           36.90
       7/7/97             51.63           53.30
       7/8/97             53.56           50.70
       7/9/97             50.94          141.30
      7/10/97             51.94           52.70
      7/11/97             51.44           23.70
      7/14/97             50.75           22.00
      7/15/97             51.00           58.10
      7/16/97             51.19           25.00
      7/17/97             50.13           52.60
      7/18/97             50.88           33.80
      7/21/97             50.00           68.40
      7/22/97             50.00          116.30
      7/23/97             49.75           69.50
      7/24/97             48.94           37.30
      7/25/97             48.63           80.60
      7/28/97             48.88           32.10
      7/29/97             48.94           92.00
      7/30/97             48.44           86.30
      7/31/97             48.38           36.40
       8/1/97             48.06           36.20
       8/4/97             47.19           48.70
       8/5/97             47.63           30.80
       8/6/97             48.13           23.90
       8/7/97             47.63           25.40
       8/8/97             46.50           56.10
      8/11/97             46.75           55.80
      8/12/97             46.06           51.10
      8/13/97             45.63           56.80
      8/14/97             45.38           42.80
      8/15/97             43.75           89.10
      8/18/97             45.00           95.40
      8/19/97             45.69          117.00
      8/20/97             47.00          102.20
      8/21/97             45.81           69.30
      8/22/97             45.44           59.50
      8/25/97             46.38           44.70
      8/26/97             45.75          266.40
      8/27/97             46.44          261.10
      8/28/97             46.81          106.20
      8/29/97             47.00           35.90
       9/2/97             47.13           39.50
       9/3/97             48.31           54.00
       9/4/97             47.63           43.60
       9/5/97             48.13           26.00
       9/8/97             48.69           51.60
       9/9/97             48.50           35.30
      9/10/97             48.81           47.50
      9/11/97             49.25          137.20
      9/12/97             49.88           16.80
      9/15/97             50.25           56.20
      9/16/97             51.13           19.40
      9/17/97             51.69           25.60
      9/18/97             51.75           41.20
      9/19/97             53.25           42.80
      9/22/97             52.38           50.80
      9/23/97             52.88           29.80
      9/24/97             52.88           20.90
      9/25/97             52.25           35.30
      9/26/97             52.44           48.50
      9/29/97             53.25           19.70
      9/30/97             52.50           53.10
      10/1/97             52.31           95.90
      10/2/97             52.31           18.90
      10/3/97             52.31           53.20
      10/6/97             52.44           15.30
      10/7/97             52.44           19.10
      10/8/97             50.19           62.80
      10/9/97             51.25           29.50
     10/10/97             51.25           48.90
     10/13/97             51.31           23.60
     10/14/97             48.19          127.50
     10/15/97             49.38           66.90
     10/16/97             47.75           82.40
     10/17/97             47.00           55.30
     10/20/97             46.50           64.20
     10/21/97             47.44           47.50
     10/22/97             47.69           36.20
     10/23/97             47.06           44.50
     10/24/97             47.50           45.60
     10/27/97             45.00           83.70
     10/28/97             45.13           86.90
     10/29/97             46.06           24.40
     10/30/97             45.44           38.40
     10/31/97             46.38           32.10
      11/3/97             46.63           35.00
      11/4/97             46.44           36.80
      11/5/97             46.44           45.20
      11/6/97             46.56           24.70
      11/7/97             46.25           45.20
     11/10/97             46.13           18.40
     11/11/97             45.56           20.50
     11/12/97             45.25           23.20
     11/13/97             46.25           24.00
     11/14/97             46.63           52.10
     11/17/97             47.50           32.40
     11/18/97             48.38           63.80
     11/19/97             49.06           73.70
     11/20/97             49.38           95.60
     11/21/97             49.88           44.50
     11/24/97             48.88           55.30
     11/25/97             49.31           46.00
     11/26/97             49.25           18.60
     11/28/97             50.44           19.60
      12/1/97             50.94           54.00
      12/2/97             51.06           50.00
      12/3/97             50.94           52.60
      12/4/97             50.75           26.90
      12/5/97             51.00           28.70
      12/8/97             50.50           29.70
      12/9/97             50.63           63.30
     12/10/97             51.13           59.60
     12/11/97             50.00           38.00
     12/12/97             50.75           44.30
     12/15/97             51.75           55.70
     12/16/97             50.44           39.10
     12/17/97             50.75           37.60
     12/18/97             51.31           15.40
     12/19/97             49.81           81.60
     12/22/97             50.63           38.70
     12/23/97             50.63           32.70
     12/24/97             50.38           22.00
     12/26/97             50.13            9.80
     12/29/97             51.31           38.60
     12/30/97             52.13           29.80
     12/31/97             52.00           45.00
       1/2/98             52.56           31.40
       1/5/98             52.19           38.30
       1/6/98             51.94           41.00
       1/7/98             52.00          119.50
       1/8/98             51.63           23.50
       1/9/98             50.50           24.50
      1/12/98             51.00          109.20
      1/13/98             51.38           46.40
      1/14/98             52.06           15.10
      1/15/98             52.81           29.50
      1/16/98             53.56           64.60
      1/20/98             53.63           30.30
      1/21/98             53.13           24.50
      1/22/98             52.44           50.30
      1/23/98             52.50           31.60
      1/26/98             52.44           11.10
      1/27/98             52.69           55.60
      1/28/98             52.88           39.20
      1/29/98             52.75           58.80
      1/30/98             52.63           26.70
       2/2/98             53.44           36.50
       2/3/98             53.31           39.60
       2/4/98             53.13           38.20
       2/5/98             53.63           29.70
       2/6/98             54.50           57.10
       2/9/98             54.81           32.80
      2/10/98             55.94           30.20
      2/11/98             55.69           34.40
      2/12/98             56.81           28.00
      2/13/98             56.63           33.80
      2/17/98             56.81           26.40
      2/18/98             57.19           67.70
      2/19/98             56.25           59.80
      2/20/98             56.25           74.40
      2/23/98             55.94           26.40
      2/24/98             55.13           48.90
      2/25/98             56.00           45.10
      2/26/98             55.75           29.90
      2/27/98             55.94           13.10
       3/2/98             55.88           38.00
       3/3/98             56.50           89.30
       3/4/98             56.38           30.00
       3/5/98             56.06           37.70
       3/6/98             56.31           34.50
       3/9/98             56.25           29.30
      3/10/98             56.88           37.50
      3/11/98             56.88           37.30
      3/12/98             56.50           16.40
      3/13/98             55.63           59.10
      3/16/98             56.13           40.10
      3/17/98             56.63           42.20
      3/18/98             56.13           50.00
      3/19/98             57.00           61.90
      3/20/98             57.13           68.80
      3/23/98             56.38           63.70
      3/24/98             56.69           21.90
      3/25/98             55.06           77.30
      3/26/98             55.81           53.70
      3/27/98             55.88           19.20
      3/30/98             55.50           45.30
      3/31/98             55.13           75.80
       4/1/98             55.19           27.20
       4/2/98             55.81           37.50
       4/3/98             54.94           35.90
       4/6/98             54.69           26.60
       4/7/98             54.06           33.80
       4/8/98             54.31           27.80
       4/9/98             55.19           34.10
      4/13/98             55.31           47.50
      4/14/98             55.75           31.20
      4/15/98             56.19           33.50
      4/16/98             56.00           36.40
      4/17/98             55.94           34.30
      4/20/98             55.81           43.90
      4/21/98             54.44           71.60
      4/22/98             54.38           20.70
      4/23/98             54.06           37.20
      4/24/98             53.50           36.20
      4/27/98             54.13           21.10
      4/28/98             54.81           67.60
      4/29/98             54.63           33.00
      4/30/98             55.06           64.20
       5/1/98             55.13           24.60
       5/4/98             55.00           29.60
       5/5/98             54.88           52.40
       5/6/98             54.81           59.70
       5/7/98             55.25           32.00
       5/8/98             55.88           37.00
      5/11/98             55.94           44.60
      5/12/98             56.56           41.40
      5/13/98             56.50           31.10
      5/14/98             55.81           16.20
      5/15/98             55.75           24.80
      5/18/98             55.75           43.90
      5/19/98             56.25           45.80
      5/20/98             56.38           46.10
      5/21/98             56.50           35.30
      5/22/98             56.00           14.90
      5/26/98             55.56           54.80
      5/27/98             55.31           39.90
      5/28/98             56.25           13.10
      5/29/98             56.13           34.40
       6/1/98             55.75           45.50
       6/2/98             55.56           42.30
       6/3/98             56.06           27.20
       6/4/98             56.88           34.80
       6/5/98             57.56           71.40
       6/8/98             57.38           33.20
       6/9/98             60.75          108.10
      6/10/98             58.88           79.60
      6/11/98             58.06           40.10
      6/12/98             57.44           49.60
      6/15/98             56.25           24.50
      6/16/98             48.75          219.10
      6/17/98             49.00          142.50
      6/18/98             48.13           61.50
      6/19/98             48.06           78.00
      6/22/98             47.75           81.20
      6/23/98             47.56          106.40
      6/24/98             46.31           64.50
      6/25/98             46.50           64.60
      6/26/98             46.75           52.20
      6/29/98             45.31           71.40
      6/30/98             46.13           71.20
       7/1/98             47.06           59.30
       7/2/98             46.44           48.70
       7/6/98             45.94           56.40
       7/7/98             44.63           72.00
       7/8/98             43.50           99.90
       7/9/98             42.94           75.50
      7/10/98             42.88           61.80
      7/13/98             42.81           23.00
      7/14/98             42.88           20.10
      7/15/98             42.00          104.80
      7/16/98             41.94           85.80
      7/17/98             42.19           15.80
      7/20/98             42.25           52.00
      7/21/98             41.94           49.20
      7/22/98             41.44           57.20
      7/23/98             40.69           59.10
      7/24/98             40.13           66.50
      7/27/98             39.69           57.10
      7/28/98             39.44           56.30
      7/29/98             40.25           75.20
      7/30/98             40.00           48.60
      7/31/98             38.31           47.30
       8/3/98             38.38           47.90
       8/4/98             37.25           42.50
       8/5/98             36.75           58.90
       8/6/98             36.25           66.10
       8/7/98             37.50           83.70
      8/10/98             37.13           51.60
      8/11/98             36.06           42.90
      8/12/98             36.56           63.40
      8/13/98             35.56           95.40
      8/14/98             36.81          104.30
      8/17/98             36.38           55.90
      8/18/98             36.69           56.30
      8/19/98             36.63           29.70
      8/20/98             36.75           47.90
      8/21/98             36.38           58.60
      8/24/98             36.69           54.40
      8/25/98             35.94           29.00
      8/26/98             34.75           32.60
      8/27/98             33.88           29.60
      8/28/98             33.75           46.00
      8/31/98             33.06           80.10
       9/1/98             34.75          114.40
       9/2/98             34.63           97.10
       9/3/98             33.69           89.80
       9/4/98             32.56           72.30
       9/8/98             36.88          158.10
       9/9/98             33.50          101.80
      9/10/98             32.94           73.10
      9/11/98             33.13           73.60
      9/14/98             33.56           63.40
      9/15/98             33.06           76.20
      9/16/98             34.50           44.50
      9/17/98             33.44           58.70
      9/18/98             34.88           65.30
      9/21/98             35.19           51.30
      9/22/98             33.88           84.90
      9/23/98             35.50           56.30
      9/24/98             35.63           50.50
      9/25/98             35.75           94.40
      9/28/98             37.31           80.20
      9/29/98             36.13           87.50
      9/30/98             34.75           88.20
      10/1/98             32.69          115.50
      10/2/98             33.50           89.40
      10/5/98             33.94          118.70
      10/6/98             32.75           54.30
      10/7/98             33.44           49.00
      10/8/98             32.69           42.30
      10/9/98             32.00           71.00
     10/12/98             32.56           17.90
     10/13/98             33.25           41.80
     10/14/98             32.69           16.60
     10/15/98             33.31           24.90
     10/16/98             33.00           31.20
     10/19/98             34.38           24.90
     10/20/98             34.50           95.50
     10/21/98             35.44           20.10
     10/22/98             34.75           39.30
     10/23/98             34.63           28.30
     10/26/98             35.31           48.80
     10/27/98             35.94           37.80
     10/28/98             35.50           25.10
     10/29/98             35.13           26.70
     10/30/98             35.38           26.90
      11/2/98             37.56           49.40
      11/3/98             37.75           24.00
      11/4/98             38.19           31.70
      11/5/98             38.31           19.80
      11/6/98             39.44           22.90
      11/9/98             39.75           43.70
     11/10/98             39.44           18.60
     11/11/98             39.94           30.50
     11/12/98             40.13           14.70
     11/13/98             41.56           49.60
     11/16/98             40.50           36.60
     11/17/98             40.38           28.50
     11/18/98             38.56           36.20
     11/19/98             38.75           21.00
     11/20/98             38.75           23.60
     11/23/98             38.50           49.10
     11/24/98             37.31           64.50
     11/25/98             39.69           47.00
     11/27/98             38.63           20.10
     11/30/98             38.94           26.00
      12/1/98             39.56           24.90
      12/2/98             42.00           85.40
      12/3/98             40.94           62.70
      12/4/98             38.88           52.90
      12/7/98             39.00           53.00
      12/8/98             38.00           57.20
      12/9/98             39.25           26.50
     12/10/98             37.88           13.00
     12/11/98             37.88           12.00
     12/14/98             36.81           38.10
     12/15/98             38.63           82.50
     12/16/98             39.38           52.40
     12/17/98             40.88           70.90
     12/18/98             39.63           79.90
     12/21/98             39.81           26.50
     12/22/98             39.13           41.90
     12/23/98             39.00           31.80
     12/24/98             39.75           13.90
     12/28/98             40.06           28.60
     12/29/98             41.88           40.40
     12/30/98             41.00           22.20
     12/31/98             41.44           56.70
       1/4/99             42.19           35.90
       1/5/99             41.31           34.40
       1/6/99             40.56           56.20
       1/7/99             40.50           74.70
       1/8/99             40.06           88.00
      1/11/99             41.00           26.20
      1/12/99             40.13           17.10
      1/13/99             39.94           33.60
      1/14/99             40.00           46.80
      1/15/99             41.19           72.70
      1/19/99             41.38           57.20
      1/20/99             42.50           72.20
      1/21/99             40.63           56.00
      1/22/99             40.00          100.60
      1/25/99             40.19           55.20
      1/26/99             39.88           38.50
      1/27/99             39.06           16.70
      1/28/99             41.50           49.60
      1/29/99             41.75           67.00
       2/1/99             39.63           41.30
       2/2/99             39.44          144.10
       2/3/99             41.75           82.30
       2/4/99             39.00          105.60
       2/5/99             38.38           66.20
       2/8/99             37.75           89.50
       2/9/99             37.44           37.20
      2/10/99             36.50           60.40
      2/11/99             36.75           77.30
      2/12/99             36.69           30.60
      2/16/99             36.13           38.20
      2/17/99             35.50           47.80
      2/18/99             35.75           57.20
      2/19/99             35.13           75.30
      2/22/99             34.06           74.40
      2/23/99             33.13          104.20
      2/24/99             31.81          101.40
      2/25/99             33.19           52.30
      2/26/99             33.25           22.70
       3/1/99             31.94           34.20
       3/2/99             32.00           54.10
       3/3/99             32.25           47.50
       3/4/99             32.63           42.40
       3/5/99             32.44           18.90
       3/8/99             32.50           64.90
       3/9/99             32.06           82.90
      3/10/99             32.00           75.80
      3/11/99             31.81           75.90
      3/12/99             31.75           36.50
      3/15/99             30.75           57.60
      3/16/99             31.69           45.20
      3/17/99             32.06           84.00
      3/18/99             33.44           93.50
      3/19/99             31.81           53.40
      3/22/99             31.44           70.70
      3/23/99             29.94           77.10
      3/24/99             29.88           74.40
      3/25/99             30.19          118.80
      3/26/99             29.06          112.50
      3/29/99             29.25           93.20
      3/30/99             29.19           58.70
      3/31/99             27.06          115.90
       4/1/99             27.50           74.20
       4/5/99             27.81           47.30
       4/6/99             28.19           24.90
       4/7/99             28.50           84.50
       4/8/99             27.81           42.20
       4/9/99             29.25           77.70
      4/12/99             29.25           59.60
      4/13/99             29.00           39.80
      4/14/99             29.25           71.30
      4/15/99             29.63           42.80
      4/16/99             30.44           54.90
      4/19/99             32.06          173.70
      4/20/99             34.56          109.50
      4/21/99             37.00          194.30
      4/22/99             35.94           56.30
      4/23/99             36.44           32.40
      4/26/99             36.19           33.00
      4/27/99             35.81           29.30
      4/28/99             36.56           54.00
      4/29/99             38.00           57.80
      4/30/99             37.38           63.70
       5/3/99             40.19           76.40
       5/4/99             40.06           84.50
       5/5/99             40.63           70.70
       5/6/99             40.50           77.60
       5/7/99             41.13           46.10
      5/10/99             42.44           61.10
      5/11/99             41.94           52.80
      5/12/99             41.75           42.60
      5/13/99             42.94           24.20
      5/14/99             41.50           49.80
      5/17/99             41.13           33.70
      5/18/99             40.19           23.50
      5/19/99             39.81           37.90
      5/20/99             41.31           67.60
      5/21/99             43.50           76.90
      5/24/99             41.44           70.80
      5/25/99             40.50           22.80
      5/26/99             40.44           34.90
      5/27/99             39.44           42.50
      5/28/99             39.63           30.20
       6/1/99             38.94           54.50
       6/2/99             41.56          104.80
       6/3/99             42.00           75.70
       6/4/99             42.00           44.60
       6/7/99             42.00           12.10
       6/8/99             41.00           11.70
       6/9/99             39.94           40.10
      6/10/99             39.63           49.50
      6/11/99             38.44           45.30
      6/14/99             38.75           46.10
      6/15/99             38.56           25.30
      6/16/99             37.81           32.20
      6/17/99             38.69           60.30
      6/18/99             38.19           65.50
      6/21/99             38.63           21.30
      6/22/99             39.13           49.20
      6/23/99             39.50           32.20
      6/24/99             39.69           60.70
      6/25/99             40.25           47.70
      6/28/99             40.75           50.90
      6/29/99             42.44           73.00
      6/30/99             43.63          112.20
       7/1/99             42.88          115.40
       7/2/99             42.81           34.90
       7/6/99             43.31           36.00
       7/7/99             43.25           24.90
       7/8/99             42.38           62.90
       7/9/99             42.13           11.80
      7/12/99             41.38           39.70
      7/13/99             41.81           20.30
      7/14/99             40.75           50.30
      7/15/99             41.75           28.60
      7/16/99             41.38           48.20
      7/19/99             40.63           26.30
      7/20/99             41.50           48.80
      7/21/99             41.50           41.70
      7/22/99             41.44           23.30
      7/23/99             41.13            6.30
      7/26/99             41.19           14.60
      7/27/99             40.94           42.00
      7/28/99             40.63           14.40
      7/29/99             40.13           10.50
      7/30/99             39.75           14.50
       8/2/99             39.56           13.70
       8/3/99             39.00           24.50
       8/4/99             39.13           16.20
       8/5/99             39.75           30.40
       8/6/99             40.13           31.00
       8/9/99             40.00           12.70
      8/10/99             39.94           50.30
      8/11/99             39.75           44.00
      8/12/99             39.38           13.10
      8/13/99             40.25           17.40
      8/16/99             40.13           10.20
      8/17/99             39.50           89.70
      8/18/99             39.38           45.10
      8/19/99             39.50           22.10
      8/20/99             39.44           21.00
      8/23/99             39.44            9.80
      8/24/99             39.31           73.20
      8/25/99             39.56           18.70
      8/26/99             39.06            6.00
      8/27/99             38.44           63.10
      8/30/99             37.69           19.20
      8/31/99             37.56           20.80
       9/1/99             38.38           19.20
       9/2/99             37.75           21.10
       9/3/99             38.88           45.90
       9/7/99             38.88           23.10
       9/8/99             38.63           18.60
       9/9/99             38.63           23.10
      9/10/99             38.50           12.90
      9/13/99             37.38           61.40
      9/14/99             37.06           70.30
      9/15/99             37.19           17.50
      9/16/99             35.94           28.30
      9/17/99             35.75           24.00
      9/20/99             36.06           12.40
      9/21/99             35.44           10.00
      9/22/99             35.25            7.60
      9/23/99             33.88           45.50
      9/24/99             33.69           23.10
      9/27/99             33.88           47.70
      9/28/99             33.94           15.00
      9/29/99             33.69           30.60
      9/30/99             33.94           18.70
      10/1/99             33.88            9.80
      10/4/99             33.75           27.00
      10/5/99             33.75           82.80
      10/6/99             33.94           20.60
      10/7/99             34.00           40.40
      10/8/99             33.88           21.30
     10/11/99             33.88           11.60
     10/12/99             33.56           17.60
     10/13/99             33.88           74.60
     10/14/99             33.81           84.50
     10/15/99             33.44           28.20
     10/18/99             33.19           16.80
     10/19/99             33.00          184.00
     10/20/99             32.94          250.30
     10/21/99             35.69          102.60
     10/22/99             38.56          116.50
     10/25/99             39.63          208.30
     10/26/99             39.38           92.20
     10/27/99             39.44           89.20
     10/28/99             39.31           61.00
     10/29/99             39.81           61.20
      11/1/99             39.81           50.90
      11/2/99             40.06           97.00
      11/3/99             40.75          127.90
      11/4/99             42.06           70.90
      11/5/99             42.44           70.70
      11/8/99             43.44           91.70
      11/9/99             42.56           40.70
     11/10/99             41.63           24.90
     11/11/99             41.19           50.00
     11/12/99             41.75           46.00
     11/15/99             39.38           83.90
     11/16/99             40.81           59.30
     11/17/99             40.13           40.60
     11/18/99             41.25           59.30
     11/19/99             40.69           62.60
     11/22/99             39.81           47.90
     11/23/99             39.56           63.70
     11/24/99             38.63           76.90
     11/26/99             39.88           19.50
     11/29/99             39.75           45.70
     11/30/99             40.00           55.70
      12/1/99             39.13           51.00
      12/2/99             39.38           21.10
      12/3/99             39.63           32.80
      12/6/99             38.25           43.60
      12/7/99             38.25           54.60
      12/8/99             37.81           28.30
      12/9/99             37.94          113.70
     12/10/99             38.50           42.50
     12/13/99             38.50           26.40
     12/14/99             38.31           15.90
     12/15/99             38.38           27.50
     12/16/99             37.31            7.70
     12/17/99             37.88           66.20
     12/20/99             38.75           38.40
     12/21/99             37.94           43.40
     12/22/99             39.44           35.10
     12/23/99             39.19           27.40
     12/27/99             40.69           46.70
     12/28/99             39.25           22.50
     12/29/99             39.50            5.90
     12/30/99             39.81           29.80
     12/31/99             39.94           12.80
       1/3/00             39.88           65.90
       1/4/00             38.13           38.30
       1/5/00             39.31           38.00
       1/6/00             38.75           35.60
       1/7/00             38.69           24.80
      1/10/00             38.69           33.90
      1/11/00             39.19           17.60
      1/12/00             39.94           18.70
      1/13/00             39.50           30.30
      1/14/00             39.69           23.10
      1/18/00             39.63           34.20
      1/19/00             39.25           22.40
      1/20/00             38.25           40.10
      1/21/00             37.69           32.10
      1/24/00             37.44           48.30
      1/25/00             37.94           41.90
      1/26/00             36.88           52.60
      1/27/00             37.06           32.00
      1/28/00             36.94           35.50
      1/31/00             36.38           50.50
       2/1/00             36.81           57.50
       2/2/00             37.19           80.60
       2/3/00             38.81           64.90
       2/4/00             37.88           77.20
       2/7/00             38.38           71.20
       2/8/00             38.13           36.20
       2/9/00             39.69          100.30
      2/10/00             39.50           77.20
      2/11/00             39.31           47.30
      2/14/00             39.38           46.10
      2/15/00             39.38           39.30
      2/16/00             39.81           47.50
      2/17/00             39.31           98.10
      2/18/00             38.75           47.50
      2/22/00             38.56           54.90
      2/23/00             38.50           30.90
      2/24/00             35.44          124.20
      2/25/00             34.31          178.10
      2/28/00             34.00          140.20
      2/29/00             35.44           79.70
       3/1/00             35.25           37.80
       3/2/00             37.19          123.70
       3/3/00             37.38           70.00
       3/6/00             36.38           78.50
       3/7/00             35.81           56.40
       3/8/00             36.19           54.70
       3/9/00             37.50          133.20
      3/10/00             36.81           88.40
      3/13/00             35.63           71.00
      3/14/00             34.69           80.20
      3/15/00             35.38           65.00
      3/16/00             37.56           93.30
      3/17/00             37.94           85.00
      3/20/00             37.25           62.20
      3/21/00             38.06           85.10
      3/22/00             38.13           75.40
      3/23/00             38.13           45.00
      3/24/00             38.13           40.90
      3/27/00             37.63          176.30
      3/28/00             37.88           54.00
      3/29/00             38.00           27.70
      3/30/00             38.38           39.70
      3/31/00             38.00           64.70
       4/3/00             38.50           33.60
       4/4/00             38.31           61.80
       4/5/00             38.44           53.20
       4/6/00             39.19           37.70
       4/7/00             39.19           62.80
      4/10/00             38.75           33.50
      4/11/00             40.06           66.90
      4/12/00             40.06           70.10
      4/13/00             38.94           39.60
      4/14/00             38.19           72.10
      4/17/00             38.69           68.20
      4/18/00             39.00           60.00
      4/19/00             40.38           88.10
      4/20/00             41.75           96.20
      4/24/00             42.06          101.90
      4/25/00             43.19           98.40
      4/26/00             43.19           40.70
      4/27/00             42.06           59.50
      4/28/00             41.06          141.20
       5/1/00             43.50          154.80
       5/2/00             45.63          174.90
       5/3/00             47.06          214.60
       5/4/00             48.56          161.50
       5/5/00             47.38          166.20
       5/8/00             47.38          142.00
       5/9/00             46.94          273.40
      5/10/00             47.44          232.40
      5/11/00             48.81          119.50
      5/12/00             48.19          113.20
      5/15/00             47.06          108.20
      5/16/00             47.25          161.40
      5/17/00             47.00           50.90
      5/18/00             46.81           93.60
      5/19/00             46.50          101.30
      5/22/00             46.31          105.00
      5/23/00             45.19           84.90
      5/24/00             46.56          191.80
      5/25/00             46.31          179.90
      5/26/00             47.25          105.80
      5/30/00             47.44           61.00
      5/31/00             47.50          167.70
       6/1/00             43.88          390.70
       6/2/00             42.38          208.80
       6/5/00             42.94          158.20
       6/6/00             41.88          299.50
       6/7/00             41.63          110.40
       6/8/00             39.94          147.00
       6/9/00             39.88           57.60
      6/12/00             39.94           76.10
      6/13/00             38.75          138.10
      6/14/00             39.25          127.60
      6/15/00             39.50           74.90
      6/16/00             39.56          150.60
      6/19/00             35.88          243.00
      6/20/00             35.81          231.30
      6/21/00             34.69          224.50
      6/22/00             34.31          121.20
      6/23/00             34.00           94.00
      6/26/00             34.25          161.50
      6/27/00             33.44          214.30
      6/28/00             34.06          397.70
      6/29/00             34.38           76.90
      6/30/00             32.00          213.80
       7/3/00             32.63           48.70
       7/5/00             32.75           87.50
       7/6/00             31.56          221.50
       7/7/00             31.75           72.20
      7/10/00             31.75          143.60
      7/11/00             32.31          102.60
      7/12/00             32.13           91.60
      7/13/00             31.88           78.80
      7/14/00             32.06           62.30
      7/17/00             32.31           60.80
      7/18/00             31.50           74.60
      7/19/00             31.38           36.70
      7/20/00             32.88          153.40
      7/21/00             34.06          194.20
      7/24/00             33.63           80.60
      7/25/00             33.31           80.60
      7/26/00             33.06           88.80
      7/27/00             32.88           75.60
      7/28/00             32.44           48.60
      7/31/00             32.25           44.70
       8/1/00             31.75           66.50
       8/2/00             32.13           29.40
       8/3/00             31.88           61.90
       8/4/00             31.56           83.40
       8/7/00             32.19           51.40
       8/8/00             31.94          122.40
       8/9/00             31.69           95.20
      8/10/00             31.75           37.00
      8/11/00             31.81           29.10
      8/14/00             32.13           20.10
      8/15/00             31.31           48.60
      8/16/00             31.13           27.90
      8/17/00             31.56           24.70
      8/18/00             31.44           27.60
      8/21/00             31.00           30.80
      8/22/00             31.75           69.50
      8/23/00             31.38           40.30
      8/24/00             31.56           31.20
      8/25/00             31.31           34.80
      8/28/00             30.75           43.70
      8/29/00             30.00           46.70
      8/30/00             30.06           41.10
      8/31/00             29.88           33.60
       9/1/00             29.81           33.50
       9/5/00             29.69           77.80
       9/6/00             31.25           66.90
       9/7/00             31.25           31.40
       9/8/00             31.13           34.70
      9/11/00             30.06           30.20
      9/12/00             29.63           42.50
      9/13/00             29.19           39.00
      9/14/00             29.44           30.40
      9/15/00             28.88           53.90
      9/18/00             28.63           40.70
      9/19/00             28.94           36.20
      9/20/00             28.19          109.70
      9/21/00             27.88           72.60
      9/22/00             27.50           97.30
      9/25/00             27.38           48.30
      9/26/00             27.13           48.10
      9/27/00             27.19           33.50
      9/28/00             27.50           76.10
      9/29/00             28.19           52.60
      10/2/00             27.88           33.20
      10/3/00             28.38           70.50


--------------------------------------------------------------------------------
                           One Year Stock Price Range
--------------------------------------------------------------------------------

Springs Industries, Inc.
Daily Price Volume


                    [One Year Stock Price Range Line Graph]


                       OCTOBER 1, 1999 - OCTOBER 3, 2000


                                  Trading Range
                                     $45-$50

                                       LTM
                                     Average
                                     $37.11


                                       LSM
                                     Average
                                     $36.16

COMPANY TICKER SYMBOL: SMI
Currency: Local (U.S. Dollar)
Currency: Local (U.S. Dollar)

                                  SHARE PRICE

          Date             Price Close       Volume
         10/1/99              33.88           9.80
         10/4/99              33.75          27.00
         10/5/99              33.75          82.80
         10/6/99              33.94          20.60
         10/7/99              34.00          40.40
         10/8/99              33.88          21.30
        10/11/99              33.88          11.60
        10/12/99              33.56          17.60
        10/13/99              33.88          74.60
        10/14/99              33.81          84.50
        10/15/99              33.44          28.20
        10/18/99              33.19          16.80
        10/19/99              33.00         184.00
        10/20/99              32.94         250.30
        10/21/99              35.69         102.60
        10/22/99              38.56         116.50
        10/25/99              39.63         208.30
        10/26/99              39.38          92.20
        10/27/99              39.44          89.20
        10/28/99              39.31          61.00
        10/29/99              39.81          61.20
         11/1/99              39.81          50.90
         11/2/99              40.06          97.00
         11/3/99              40.75         127.90
         11/4/99              42.06          70.90
         11/5/99              42.44          70.70
         11/8/99              43.44          91.70
         11/9/99              42.56          40.70
        11/10/99              41.63          24.90
        11/11/99              41.19          50.00
        11/12/99              41.75          46.00
        11/15/99              39.38          83.90
        11/16/99              40.81          59.30
        11/17/99              40.13          40.60
        11/18/99              41.25          59.30
        11/19/99              40.69          62.60
        11/22/99              39.81          47.90
        11/23/99              39.56          63.70
        11/24/99              38.63          76.90
        11/26/99              39.88          19.50
        11/29/99              39.75          45.70
        11/30/99              40.00          55.70
         12/1/99              39.13          51.00
         12/2/99              39.38          21.10
         12/3/99              39.63          32.80
         12/6/99              38.25          43.60
         12/7/99              38.25          54.60
         12/8/99              37.81          28.30
         12/9/99              37.94         113.70
        12/10/99              38.50          42.50
        12/13/99              38.50          26.40
        12/14/99              38.31          15.90
        12/15/99              38.38          27.50
        12/16/99              37.31           7.70
        12/17/99              37.88          66.20
        12/20/99              38.75          38.40
        12/21/99              37.94          43.40
        12/22/99              39.44          35.10
        12/23/99              39.19          27.40
        12/27/99              40.69          46.70
        12/28/99              39.25          22.50
        12/29/99              39.50           5.90
        12/30/99              39.81          29.80
        12/31/99              39.94          12.80
          1/3/00              39.88          65.90
          1/4/00              38.13          38.30
          1/5/00              39.31          38.00
          1/6/00              38.75          35.60
          1/7/00              38.69          24.80
         1/10/00              38.69          33.90
         1/11/00              39.19          17.60
         1/12/00              39.94          18.70
         1/13/00              39.50          30.30
         1/14/00              39.69          23.10
         1/18/00              39.63          34.20
         1/19/00              39.25          22.40
         1/20/00              38.25          40.10
         1/21/00              37.69          32.10
         1/24/00              37.44          48.30
         1/25/00              37.94          41.90
         1/26/00              36.88          52.60
         1/27/00              37.06          32.00
         1/28/00              36.94          35.50
         1/31/00              36.38          50.50
          2/1/00              36.81          57.50
          2/2/00              37.19          80.60
          2/3/00              38.81          64.90
          2/4/00              37.88          77.20
          2/7/00              38.38          71.20
          2/8/00              38.13          36.20
          2/9/00              39.69         100.30
         2/10/00              39.50          77.20
         2/11/00              39.31          47.30
         2/14/00              39.38          46.10
         2/15/00              39.38          39.30
         2/16/00              39.81          47.50
         2/17/00              39.31          98.10
         2/18/00              38.75          47.50
         2/22/00              38.56          54.90
         2/23/00              38.50          30.90
         2/24/00              35.44         124.20
         2/25/00              34.31         178.10
         2/28/00              34.00         140.20
         2/29/00              35.44          79.70
          3/1/00              35.25          37.80
          3/2/00              37.19         123.70
          3/3/00              37.38          70.00
          3/6/00              36.38          78.50
          3/7/00              35.81          56.40
          3/8/00              36.19          54.70
          3/9/00              37.50         133.20
         3/10/00              36.81          88.40
         3/13/00              35.63          71.00
         3/14/00              34.69          80.20
         3/15/00              35.38          65.00
         3/16/00              37.56          93.30
         3/17/00              37.94          85.00
         3/20/00              37.25          62.20
         3/21/00              38.06          85.10
         3/22/00              38.13          75.40
         3/23/00              38.13          45.00
         3/24/00              38.13          40.90
         3/27/00              37.63         176.30
         3/28/00              37.88          54.00
         3/29/00              38.00          27.70
         3/30/00              38.38          39.70
         3/31/00              38.00          64.70
          4/3/00              38.50          33.60
          4/4/00              38.31          61.80
          4/5/00              38.44          53.20
          4/6/00              39.19          37.70
          4/7/00              39.19          62.80
         4/10/00              38.75          33.50
         4/11/00              40.06          66.90
         4/12/00              40.06          70.10
         4/13/00              38.94          39.60
         4/14/00              38.19          72.10
         4/17/00              38.69          68.20
         4/18/00              39.00          60.00
         4/19/00              40.38          88.10
         4/20/00              41.75          96.20
         4/24/00              42.06         101.90
         4/25/00              43.19          98.40
         4/26/00              43.19          40.70
         4/27/00              42.06          59.50
         4/28/00              41.06         141.20
          5/1/00              43.50         154.80
          5/2/00              45.63         174.90
          5/3/00              47.06         214.60
          5/4/00              48.56         161.50
          5/5/00              47.38         166.20
          5/8/00              47.38         142.00
          5/9/00              46.94         273.40
         5/10/00              47.44         232.40
         5/11/00              48.81         119.50
         5/12/00              48.19         113.20
         5/15/00              47.06         108.20
         5/16/00              47.25         161.40
         5/17/00              47.00          50.90
         5/18/00              46.81          93.60
         5/19/00              46.50         101.30
         5/22/00              46.31         105.00
         5/23/00              45.19          84.90
         5/24/00              46.56         191.80
         5/25/00              46.31         179.90
         5/26/00              47.25         105.80
         5/30/00              47.44          61.00
         5/31/00              47.50         167.70
          6/1/00              43.88         390.70
          6/2/00              42.38         208.80
          6/5/00              42.94         158.20
          6/6/00              41.88         299.50
          6/7/00              41.63         110.40
          6/8/00              39.94         147.00
          6/9/00              39.88          57.60
         6/12/00              39.94          76.10
         6/13/00              38.75         138.10
         6/14/00              39.25         127.60
         6/15/00              39.50          74.90
         6/16/00              39.56         150.60
         6/19/00              35.88         243.00
         6/20/00              35.81         231.30
         6/21/00              34.69         224.50
         6/22/00              34.31         121.20
         6/23/00              34.00          94.00
         6/26/00              34.25         161.50
         6/27/00              33.44         214.30
         6/28/00              34.06         397.70
         6/29/00              34.38          76.90
         6/30/00              32.00         213.80
          7/3/00              32.63          48.70
          7/5/00              32.75          87.50
          7/6/00              31.56         221.50
          7/7/00              31.75          72.20
         7/10/00              31.75         143.60
         7/11/00              32.31         102.60
         7/12/00              32.13          91.60
         7/13/00              31.88          78.80
         7/14/00              32.06          62.30
         7/17/00              32.31          60.80
         7/18/00              31.50          74.60
         7/19/00              31.38          36.70
         7/20/00              32.88         153.40
         7/21/00              34.06         194.20
         7/24/00              33.63          80.60
         7/25/00              33.31          80.60
         7/26/00              33.06          88.80
         7/27/00              32.88          75.60
         7/28/00              32.44          48.60
         7/31/00              32.25          44.70
          8/1/00              31.75          66.50
          8/2/00              32.13          29.40
          8/3/00              31.88          61.90
          8/4/00              31.56          83.40
          8/7/00              32.19          51.40
          8/8/00              31.94         122.40
          8/9/00              31.69          95.20
         8/10/00              31.75          37.00
         8/11/00              31.81          29.10
         8/14/00              32.13          20.10
         8/15/00              31.31          48.60
         8/16/00              31.13          27.90
         8/17/00              31.56          24.70
         8/18/00              31.44          27.60
         8/21/00              31.00          30.80
         8/22/00              31.75          69.50
         8/23/00              31.38          40.30
         8/24/00              31.56          31.20
         8/25/00              31.31          34.80
         8/28/00              30.75          43.70
         8/29/00              30.00          46.70
         8/30/00              30.06          41.10
         8/31/00              29.88          33.60
          9/1/00              29.81          33.50
          9/5/00              29.69          77.80
          9/6/00              31.25          66.90
          9/7/00              31.25          31.40
          9/8/00              31.13          34.70
         9/11/00              30.06          30.20
         9/12/00              29.63          42.50
         9/13/00              29.19          39.00
         9/14/00              29.44          30.40
         9/15/00              28.88          53.90
         9/18/00              28.63          40.70
         9/19/00              28.94          36.20
         9/20/00              28.19         109.70
         9/21/00              27.88          72.60
         9/22/00              27.50          97.30
         9/25/00              27.38          48.30
         9/26/00              27.13          48.10
         9/27/00              27.19          33.50
         9/28/00              27.50          76.10
         9/29/00              28.19          52.60
         10/2/00              27.88          33.20
         10/3/00              28.38          70.50




---------------
   GREENWICH
CREDIT RESEARCH
  & TRADING
  CONNECTICUT
---------------

SPRINGS INDUSTRIES


Financial Parameters of a Leveraged Recapitalization
================================================================================

                                                                        LBO at
                                                                        ------
                                         Current(1)      $40         $45         $50         WXS(2)       DR (2)
                                         ----------      ---         ---         ---         ------       ------
Premium to 12 mo. Avg. ($37.11)             (23.5)%       7.8%       21.3%       34.7%           --          --
Premium to 6 mo. Avg. ($36.16)              (21.5)       10.6        24.5        38.3            --          --
P/2000 EPS                                   6.70x       9.76x      10.96x      12.19x         6.49x       4.10x
EV/2000 EBITDA                               3.48        4.39        4.74        5.10          6.18        3.72
Pro Forma Debt/2000 EBITDA                   1.53        3.37        3.59        3.82          4.28        2.89
Pro Forma 2000 EBITDA - CapEx/Int.(3)        4.09        1.55        1.43        1.33          2.36        2.22
Total Debt                                 $391.0      $859.0      $917.0      $976.0      $1,539.8      $319.8
Value of Public Shares                     $310.1      $452.0      $508.5      $565.0      $  667.4      $ 95.2
Value of Family Shares                      192.1       280.0       315.0       350.0            --          --


(1)   $28.38 per share at October 3, 2000.

(2)   Based on First Union Research dated July 28,2000 (WXS) and July 27, 2000
      (DR).

(3) Assumes interest expense of LIBOR + 300 on senior debt up to $500 million, and 13% on Sub. Debt amounts hereafter.



                       5 YEAR RETURN ON EQUITY INVESTMENT

                        EBITDA
                        VALUATION                ROI
                        MULTIPLE               TO RECAP
                        AT YEARS               INVESTORS
                        --------               ---------
                        4.0x                    33.5%
                        4.5x                    37.6%
                        5.0x                    41.3%


---------------
  GREENWICH
CREDIT RESEARCH
 & TRADING
 CONNECTICUT
---------------

SPRINGS INDUSTRIES


LBO Model
================================================================================

                                           ($ MILLIONS)

                         2000        2001         2002         2003         2004
                        --------------------------------------------------------
Revenues                $2321       $2422        $2574       $ 2739       $ 2876
EBITDA                    258         301          349          408          436

Net Income
 Base Case              $  73       $  97        $ 118       $  151       $  169
 LBO                       32          52           73          105          122

EPS
 Base Case              $4.02       $5.29        $6.42       $ 8.07       $ 9.01
 LBO                     4.37        7.09         9.96        14.32        16.64

Debt / EBITDA
 Base Case                1.6x        1.2x         1.0x         0.6x         0.2x
 LBO                      3.5x        3.0x         2.5x         1.9x         1.5x

Debt/Total Capital
 Base Case                 33%         29%          25%          19%           7%
 LBO                       58%         56%          53%          47%          35%


---------------
  GREENWICH
CREDIT RESEARCH
 & TRADING
 CONNECTICUT
---------------

Source: Base Case - Springs
        LBO - Morgan Stanley Dean Witter

SPRINGS INDUSTRIES


Potential Share Value vs. Current LBO Values
================================================================================


COMPARATIVE PRICE TO FORWARD
EPS

Springs Current           5.4x
Springs Year End:
        1999              9.1x
        1998              9.6x
        1997             25.3x
        1996             12.5x
        1995              9.5x
WestPoint Current         5.1x
Dan River Current         3.4x


Premium of $45 LBO price to:

Current ($28.38)                58.6%
60 Day Average ($30.07)         49.7%
120 Day Average ($32.37)        39.5%
360 Day Average ($37.10)        21.3%


              [Values for the Years Ending December 31 Line Graph]

               POTENTIAL SHARE VALUES AT 6 TO 8X FUTURE EARNINGS

2000           2001       2002         2003       2004
$45.0         $50.4      $56.4        $63.2      $70.8
$42.32        $51.36     $64.56       $72.08     $79.78
$31.74        $38.52     $48.42       $54.06     $59.46


                    Values for the Years Ending December 31



---------------
  GREENWICH
CREDIT RESEARCH
 & TRADING
 CONNECTICUT
---------------

SPRINGS INDUSTRIES

SECTION 4
REVIEW OF FINANCIAL STRUCTURE ALTERNATIVES
================================================================================

-  ACCESS TO FINANCIAL RESOURCES


-----------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT
-----------

SPRINGS INDUSTRIES


SPRINGS CURRENT BORROWING FACILITY IS ATTRACTIVE BUT LIMITED
IN AMOUNT
================================================================================

                ADDITIONAL BORROWING CAPACITY UNDER EXISTING LINE
                                  ($ MILLIONS)

-  CURRENT BORROWING RATE IS
   LIBOR PLUS 30 BASIS POINTS

-  MARKET RATE FOR MORE
   LEVERAGED PLATFORM IS @
   LIBOR PLUS 300 BASIS POINTS

-  SAVINGS ON EXISTING DEBT AS
   LEVERAGED BASIS IS @ $9.8
   MILLION PRE-TAX

-  LIMITING TEST IS RATIO OF DEBT
   TO TOTAL TANGIBLE CAPITAL

- SPRINGS PROBABLY FALLS TO BB DEBT RATING IF IT BORROWS TO MAXIMUM LEVEL UNDER FACILITY.

                                  [BAR GRAPH]

                                                              2000       2001
                                                              ----       ----
For Share Repurchase or Acquisition Having All Goodwill       $110       $170
For Cap-Ex or Acquisition Having No Goodwill                  $231       $348

-   FOR SHARE REPURCHASE OR ACQUISITION HAVING ALL GOODWILL

-   FOR CAP-EX OR ACQUISITION HAVING NO GOODWILL

-----------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT
-----------

SPRINGS INDUSTRIES


SPRINGS MAY REQUIRE NEW CAPITAL TO SUPPORT SELECTIVE
GROWTH STRATEGIES
================================================================================

-  SPRINGS IS CONSTRAINED BY
   CURRENT LENDING ENVIRONMENT

-  DIVIDEND WOULD BE AT RISK IN
   A GROWTH STRATEGY

-    ASSUMPTIONS

     -  SENIOR DEBT CONSERVATIVELY LIMITED TO 2X EBITDA

     -  SUB DEBT CONSERVATIVELY LIMITED TO 1X EBITDA

     -  REMAINDER IS SOURCED FROM NEW EQUITY

                           DEBT LEVELS & DEBT/EBITDA

                                  [BAR GRAPH]




                                                                        BASE PLUS MULTIPLE       BASE PLUS PILLOWTEX PLUS
                        WESTPOINT         SPRINGS        BASE PLUS    ACQUISITION STRATEGY IN      AGGRESSIVE SOURCING
                         STEVENS         BASE 2000       PILLOWTEX       CORE BED & Bath               Investment
                         -------         ---------       ---------       ---------------               ----------
New Equity                                                                                               $250
Subordinated Debt                                          $359               $153                       $359
Senior Debt              $1,540            $409            $668               $608                       $661

                          BASE PLUS MULTIPLE
                        ACQUISITION STRATEGY IN
                         CORE BED & BATH PLUS
                         AGGRESSIVE SOURCING
                              INVESTMENT
                              ----------
New Equity                     $ 99
Subordinated Debt              $304
Senior Debt                    $608


-----------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT
-----------

SPRINGS INDUSTRIES


PURSUIT OF GROWTH / ACQUISITION INITIATIVES WOULD PUT CONSIDERABLE PRESSURE ON SPRINGS DEBT RATINGS
================================================================================

RATING PARAMETERS
----------------------=
BBB             46.4%
BB              58.5%
B               71.4%
CCC             79.4%


RATING PARAMETERS
--------------------
BBB             6.3x
BB              3.9x
B               2.3x
CCC             0.2x

                                                                            TOTAL DEBT/TOTAL CAPITAL
                                                             -------------------------------------------------------
                                                             2000          2001                2002             2003
                                                             ----          ----                ----             ----
Springs Base                                                 33%           29%                 25%              19%
Springs Plus Pillowtex                                       55%           52%                 48%              43%
Springs Plus Aggressive Sourcing Investment                  45%           41%                 37%              31%
Springs Plus Pillowtex Plus Sourcing Investment              60%           58%                 54%              49%
Springs LBO                                                  58%           56%                 53%              47%

                                                                           EBITDA INTEREST COVERAGE
                                                             -------------------------------------------------------
                                                             2000           2001                2002             2003
                                                             ----           ----                ----             ----
Springs Base                                                 8.1x          10.4x               12.9x            19.4x
Springs Plus Pillowtex                                       2.9x           3.8x                4.8x             5.7x
Springs Plus Aggressive Sourcing Investment                  4.6x           5.7x                6.8x             9.1x
Springs Plus Pillowtex Plus Sourcing Investment              2.4x           3.1x                3.8x             4.5x
Springs LBO                                                  2.6x           3.1x                3.4x             4.5x

                                                                 POTENTIAL RATINGS IMPACT OF SELECTED STRATEGIES
                                                             -------------------------------------------------------
Springs Base                                                               BBB
Springs Plus Pillowtex                                                     BB-
Springs Plus Aggressive Sourcing Investment                                BB+
Springs Plus Pillowtex Plus Sourcing Investment                            B+

-----------
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Note: Sourcing investment assumes $250 million of debt at 9.5%.

SPRINGS INDUSTRIES


IMPACT OF POTENTIAL DIVESTITURE OF * ON LEVERAGE FOR
SELECTED GROWTH STRATEGIES
================================================================================

-  ASSUMES SALE OF * FOR APPROXIMATELY * MILLION.

-  * IS NOT STRATEGIC -
   -  DIFFERENT CORE CUSTOMERS
                  *


                           DEBT LEVELS & DEBT/EBITDA
                                  [BAR GRAPH]
                                                                                            Pro Forma Base
                                                                                            Plus Multiple
                                                                 Base Plus Multiple          Acquisition
                                        Pro Forma Base              Acquisition            Strategy in Core
                       Base Plus      Plus Pillowtex Post        Strategy in Core           Bed & Bath Post
                       Pillowtex       Sale of Division             Bed & Bath             Sale of Division
                       ---------       ----------------             ----------             ----------------
New Equity
Subordinated Debt        $353               $146                      $147
Senior Debt              $668               $600                      $614                       $486

                                                                                              Pro Forma Base
                                                                   Base Plus Multiple          Plus Multiple
                                                                        Acquisition             Acquisition
                                               Pro Forma Base         Strategy in Core        Strategy in Core
                     Base Plus Pillowtex     Plus Pillowtex Plus     Bed & Bath Plus          Bed & Bath Plus
                      Plus Aggressive            Aggressive             Aggressive               Sourcing
                          Sourcing           Sourcing Post Sale          Sourcing             Investment Post
                         Investment             of Division              Investment           Sale of Division
                         ----------             -----------              ----------           ----------------
New Equity                  $250                    $105                    $90
Subordinated Debt           $353                    $297                    $307                   $196
Senior Debt                 $668                    $594                    $614                   $540

-----------
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CREDIT
RESEARCH
& TRADING
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-----------

* Omitted and filed separately with the Commission.

SPRINGS INDUSTRIES


SIGNIFICANT EQUITY WOULD BE REQUIRED TO SUPPORT A BROAD BASED DIVERSIFICATION STRATEGY
================================================================================

-  ASSUMES NO ASSET
   DIVESTITURES

                     [DEBT LEVELS & DEBT/EBITDA]
                            [BAR GRAPH]
                                                                                                             Base + Multiple
                                                               Base + Multiple                               Strategy in Core
                                                                 Acquisition          Base + Pillowtex +      Bed & Bath Plus
                                                              Strategy in Core         Aggressive             Aggressive
                     Springs Base     Base + Pillowtex           Bed & Bath              Sourcing                Sourcing
                     ------------     ----------------           ----------              --------                --------
New Equity                                                                                 $250                    $ 90
Subordinated Debt                          $359                     $153                   $353                    $307
Senior Debt              $410              $668                     $614                   $668                    $614

                                                                                                   Broad Based &
                                                                          Base + Pillowtex +     Diverse Acquisition
                     Base + Pillowtex +             Broad Based &         Diverse Acquisition          Strategy +
                    Diverse Acquisition          Diverse Acquisition         + Aggressive             Aggressive
                          Strategy                     Strategy                Sourcing               Sourcing
                          --------                     --------                --------               --------
New Equity                   $341                        $160                    $601                   $410
Subordinated Debt            $414                        $389                    $414                   $389
Senior Debt                  $828                        $775                    $828                   $775

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                                                                              57

SPRINGS INDUSTRIES



COMPARISON OF ALTERNATIVE GROWTH STRATEGIES
================================================================================

- SCALE CREATED COULD RESULT IN PURCHASING BENEFITS AND BETTER VISIBILITY IN FINANCIAL MARKETS AS WELL AS SUBSTANTIALLY GREATER PLATFORM TO SUPPORT INVESTMENT

                                                                   REVENUES
                                                                   --------
                                                   2000        2001         2002          2003
Base                                              $2,331       $2,422       $2,574       $2,739
Base Plus Pillowtex                               $3,566       $3,747       $3,988       $4,252
Base Plus Pillowtex Plus Diversification          $4,312       $4,541       $4,842       $5,166

                                                                  Debt/EBITDA
                                                                  -----------
                                                   2000         2001         2002         2003
Base                                               1.59x        1.22x        0.97x        0.06x
Base Plus Pillowtex                                3.06x        2.35x        1.89x        1.56x
Base Plus Pillowtex Plus Diversification           3.78x        2.90x        2.43x        2.04x

                                                                     EBITDA
                                                                     ------
                                                    2000         2001         2002         2003
Base                                              $  258       $  301       $  349       $  408
Base Plus Pillowtex                               $  334       $  429       $  514       $  585
Base Plus Pillowtex Plus Diversification          $  414       $  530       $  617       $  695

                                                               Debt/Total Capital
                                                               ------------------
                                                   2000         2001         2002         2003
Base                                               0.33x        0.29x        0.25x        0.19x
Base Plus Pillowtex                                0.55x        0.52x        0.48x        0.43x
Base Plus Pillowtex Plus Diversification           0.60x        0.57x        0.53x        0.48x

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                                                                              58

SPRINGS INDUSTRIES



POTENTIAL EQUITY SOURCES
================================================================================

ALTERNATIVE EQUITY SOURCES:

-  VESTAR
-  KELSO
-  FENWAY
-  CITICORP VENTURE CAPITAL
-  AEA

HEARTLAND INDUSTRIAL PARTNERS
-  $1.2 billion equity fund
-  Founded by David Stockman

BUSINESS APPROACH
- Invest in fragmented industries which are ripe for consolidation
- Invest equity to support multi-year consolidation and cap-ex investment
- Seek synergy/savings at all stages of the supply chain through additional scale and breadth of products
- Position platform company to obtain materially better public market valuation due to scale, as well as incremental growth

TRANSACTION APPROACH

-   Heartland seeks to partner with existing shareholders and management
-   Potential equity / quasi equity investment of @ $300 million
-   Meaningful board involvement
-   Contribution of Heartland management resources

  -   Acquisition expertise                   -  IT expertise
  -   Supply chain expertise                  -  Management expertise

-----------
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                                                                              59

                               SPRINGS INDUSTRIES

                                   Appendix 1

                  Approach from Heartland Industrial Partners


------------
GREENWICH
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------------

                 HEARTLAND                         INDUSTRIAL  PARTNERS


                                 September, 2000




Detroit, Michigan           New York, New York            Greenwich, Connecticut

                                    Section I


                         HEARTLAND INDUSTRIAL PARTNERS

                    Heartland Industrial Partners L.P. - Overview

- Heartland is raising a $2 billion fund to consolidate, operationally improve and grow a undervalued industrial companies:

            -     Nearly $1.2 billion committed to date; balance in progress

            -     7 partners and 20 person organization in place

            - Our $2 billion MascoTech transaction was announced within 90 days of the first close and was this year's second largest buyout

            - Several add-on deals for this metal forming and fabrication platform are now in the pipeline

- Heartland's investment strategy is based on a "buy, build and growth" concept which avoids heavy leverage and excessive financial engineering

- In addition to the metals platform already launched, Heartland is well down the road on several additional large, high quality platforms where it has an exclusive or proprietary angle:

            -     Home furnishings and domestics industry

            -     Automotive supply base

            -     Global fastener industry

- Heartland will aggressively and consistently offer co-investment to its Limited Partners at a 1:1 ratio alongside Fund commitments

                           FIVE LARGE SCALE PLATFORMS

- Investments will be concentrated in five large scale industrial platform buildups in sectors where Heartland can be the dominant consolidator and growth capital provider

- Heartland and its equity partners and co-investors would typically provide $2-4 4 billion of financing (debt and equity) over 3-5 years to each platform for:

      -     Consolidating acquisitions

      -     Factory floor investments

      -     Product expansion/innovation

      -     Information technology upgrades

      -     E-commerce initiatives

      -     Business model transformation

- Heartland platform buildups will generate strong earnings and cash flow growth due to:

      -     Initial consolidation savings and synergies

      - Subsequent focus on business model transformation and capture of new sales and value-added content

                                 HEARTLAND'S ORGANIZATION

PARTNER                          ROLE                       EXPERIENCE                                                 LOCATION

David Stockman                   Buyout Partner             Blackstone Founding Partner, Reagan Budget Director        New York

Tim Leuliette                    Industrial Partner         CEO/COO Penske Group, ITT, Siemen                          Detroit

Dan Tredwell                     Financial Partner          Chase Managing Director, Leveraged Financings              New York

Perry Lewis                      Investment Partner         Smith Barney and Morgan, Lewis                             New York

Cindy Hess                       Operations Partner         VP Quality/Engineering DaimlerChrysler                     Detroit

Gary Banks                       Info. Tech. Partner        CIO, Xerox, Monsanto                                       Detroit

Gerry McConnell                  Financing Partner          Managing Director, Deutsche/Bankers Trust                  New York



                             5 PLATFORM COMPANY CEOS

                          20 Associates & Support Staff

Focused Consultants              Advisory Committee           Strategic Partners

                        OVERVIEW OF EXISTING COMMITMENTS

1. PUBLIC / PRIVATE PENSION FUNDS ( $ 470 Million)
      *

2. FINANCIAL INSTITUTIONS ( $ 299 Million)
      *

3. INSURANCE COMPANIES / FOUNDATIONS ( $ 125 Million)
      *


4. ENTREPRENEURS / BUSINESSMEN ( $ 116 Million)
      *


5. STRATEGIC PARTNERS / OTHER INVESTORS ( $ 135 Million)
      *


               TOTAL COMMITMENTS AS OF 9/20/00 -- $1,145 MILLION


* Omitted and filed separately with the Commission.
                                                                              5

                               INVESTMENT CRITERIA
================================================================================
- SECTORS TARGETED FOR POTENTIAL INVESTMENT WILL REQUIRE A HIGH QUALITY, SECTOR LEADING COMPANY WHICH:

         -        CAN BE THE KEYSTONE FOR A GROWTH AND CONSOLIDATION PROGRAM

         - HAS POTENTIAL FOR $4-8 BILLION IN SALES AFTER ACQUISITIONS, OPERATIONAL SCALE-UP AND BUSINESS MODEL TRANSFORMATION

         - CAN CAPTURE ECONOMIES-OF-SCALE IN SUPPLY BASE MANAGEMENT AND SOURCING, PLANT OPERATIONS, DISTRIBUTION, CUSTOMER SERVICE AND IN APPLICATION OF ADVANCED IT SYSTEMS

         -        HAS THE ABILITY TO ACHIEVE GROWTH OF 2X GDP OR BETTER

         -        CAN ACHIEVE #1 OR #2 MARKET POSITION IN ITS MAJOR PRODUCT
                  LINES

         -        HAS MANAGEMENT TEAMS INCENTIVIZED WITH LARGE NET WORTH
                  OPPORTUNITIES

         -        IS LED BY A WORLD CLASS CEO AND STRONG MANAGEMENT TEAM
================================================================================

                                TARGETED SECTORS
================================================================================
          SECTORS                                    INDUSTRIAL LOGIC
          -------                                    ----------------

 AUTOMOTIVE MODULES/SYSTEMS         $650 BILLION MARKET -- RAPID MOVE TO TIER 1
                                    CONSOLIDATION AND MODULE OPPORTUNITIES; OEMS
                                    ACCEPT ECONOMIC/TECHNICAL ADVANTAGES.

AEROSPACE MATERIAL/COMPONENTS       FOLLOWING AUTO INDUSTRY CONSOLIDATION MODEL;
                                    BOEING HAS MORE SUPPLIERS THAN GLOBAL AUTO
                                    INDUSTRY.

METAL FORMING AND FABRICATION       GLOBAL OEM'S DESIRE WORLD WIDE MATERIAL
                                    SOLUTIONS WHICH INCLUDE MULTI-METAL (IRON,
                                    ALUMINUM, STEEL, ETC.) AND MULTI-PROCESS
                                    (FORGE, FOUNDRY, FASTENER) CAPABILITIES.

SPECIALTY CHEMICALS                 MAJOR, GLOBAL CHEMICAL COMPANIES HAVE BEEN
                                    TRANSFORMED TO "LIFE SCIENCE" FOCUS; LEGACY
                                    CHEMICAL BUSINESSES HAVE BEEN SOLD OR SPUN
                                    OFF 3/4 LEAVING SUB-SCALE, UNDERVALUED
                                    "ORPHANS."

HOME TEXTILES/FURNISHINGS           IT AND "BIG BOX" RETAIL REVOLUTIONS CREATING
                                    NEED FOR LARGE SCALE, BROAD PRODUCT LINE
                                    SUPPLIERS.

MACHINE TOOLS                       FACTORY WIDE, FULL SYSTEM/FULL SERVICE
                                    PROVIDERS WILL CREATE COMPETITIVE ADVANTAGE.

HEAVY EQUIPMENT                     CONSOLIDATE FRAGMENTED GLOBAL INFRASTRUCTURE
                                    INDUSTRY.
================================================================================

                DEEP VALUATION DISCOUNT FOR INDUSTRIAL COMPANIES
================================================================================


                    [Line Graph:
                                             Annual Change
                      Stock Index              1997-1999
                      NASDAQ                      52%
                      S&P 500                     17%
                      Small/Midcap Industrials    (6%)]

                                  Small/Midcap
                               Industrials - Deep
                              Valuation Discounts

         -        TRADING @ 50 YEAR LOW RELATIVE PE'S

         -        SUFFERING FROM LIQUIDITY DRAIN TO NEW ECONOMY

         -        "CURRENCY" IS NOW TOO WEAK TO LEAD CONSOLIDATION PROCESS

         - MUST BE SCALED-UP AND TRANSFORMED WITH PRIVATE EQUITY TO ONCE AGAIN ATTRACT PUBLIC INVESTOR INTEREST
================================================================================

                             TWO TIER EQUITY MARKET
================================================================================

                        Industrial Company P/E Multiples:
                  2-Tier Market Based on Capitalization Scale

        1989    1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
        10.8x   10.2x   13.6x   14.3x   15.6x   12.0x   12.3x   13.4x   14.4x   12.8x   13.0x
        11.0x   11.1x   15.2x   15.8x   16.6x   13.2x   14.3x   16.6x   16.9x   18.1x   20.7x

         - IF INDUSTRIAL COMPANIES DO NOT HAVE AT LEAST $2.5 BILLION EQUITY MARKET CAPS:

         -        LARGE FUNDS CAN NOT INVEST ($25-$50 MILLION "BITE SIZE").

         -        COMPANIES DO NOT PARTICIPATE IN INDEX FUNDS.

         -        RETAIL INTEREST IS REDUCED.

         -        ANALYST COVERAGE IS MINIMAL.

         -        FURTHER INVESTOR INTEREST IS COMPOUNDED BY ABOVE.

         -        THIS DIVERGENCE IS STRUCTURAL.

BOTTOM 300 S&P INDUSTRIAL COMPANIES:
MEDIAN CURRENT MARKET CAP.: $768 MM
MEDIAN CURRENT 5-YEAR GROWTH RATE: 12.3%

TOP 100 S&P INDUSTRIAL COMPANIES:
MEDIAN CURRENT MARKET CAP.: $7,956 MM
MEDIAN CURRENT 5-YEAR GROWTH RATE: 11.8%
================================================================================

               HEARTLAND'S INVESTMENT SPACE IS LARGELY UNOCCUPIED
================================================================================

                  Industrial Company Share of Large LBO Deals
           (Reported Transactions With TEV in Excess of $200 Million)

                              Megafund Industrial
                              Deals in Heartlands
                                     Space*

                    KKR                           None
                    Warburg Pincus                None
                    Greenwich Street              None
                    Apollo                        None
                    T. H. Lee                     None
                    Welsh Carson                  None
                    Carlyle Group                 None
                    Cypress Group                 None
                    Texas Pacific                 None
                    Vestar                        None

        1995    1996    1997    1998    1999
East    60%     43%     37%     28%     17%

                          Megafund Industrial Deals in
                               Heartlands Space*

                    Forstmann Little                       None
                    Hellman & Friedman                     None
                    Citicorp Venture                       None
                    Hicks Muse                               1
                    Blackstone                               1
                    CD&R                                     1
                    DLJ Merch. Bank                          1
                    Madison Dearborn                         1
                    Kelso                                    1
                    Investcorp                               1


* INDUSTRIAL TRANSACTIONS WITH TEV OVER $500 MILLION IN LAST TWO YEARS.

================================================================================

                        SUMMARY OF INVESTMENT PERFORMANCE
================================================================================

The following summary describes the investment performance of the ten Blackstone transactions in which Mr. Stockman had significant principal responsibility. All results and valuations are as of December 31, 1999.

                                                Transaction      Date    Date Realized/      Blackstone           Realized/
($ in millions)                                     Size       Acquired      Valued       Equity Invested    Unrealized Value(1)
---------------                                     ----       --------      ------       ---------------    -------------------
COMPANY

Realized and/or Publicly Traded Investments
  Aristech Chemical Corporation                   $1,000         3/90         3/95              $3                  $8
  DeBartolo Corporation                              110        12/93      4/94-5/97           108                 222
  LaSalle Re Holdings Limited                        378        11/93     5/97-10/97            51                  96
  UCAR International, Inc.                         1,230         1/95       3/96-4/97          187                 862
  American Axle and Manufacturing Inc.               928        10/97        9/99              113                353(3)

  Collins & Aikman Group, Inc.                     2,650        12/88         (4)              122                133(5)
   SUBTOTAL                                       $6,296                                      $584              $1,673

      Unrealized Investments at Cost
  Clark USA, Inc.                                $1,920(6)         (6)        NA              $263                $263
  Haynes International                               241         1/97         NA                54                  54

  Republic Technologies International              1,100           (7)        NA               172                 172
  Imperial Home Decor Group                          418         3/98         NA                85                  0(8)
   SUBTOTAL                                       $3,679                                      $574                $489

                                                   Gross     Multiple of
($ in millions)                                    IRR(2)   Equity Invested
---------------                                    ------   ---------------
COMPANY

Realized and/or Publicly Traded Investments
  Aristech Chemical Corporation                     22%            2.7X
  DeBartolo Corporation                             35             2.1
  LaSalle Re Holdings Limited                       25             1.9
  UCAR International, Inc.                         198             4.6
  American Axle and Manufacturing Inc.              69             3.1

  Collins & Aikman Group, Inc.                       1             1.1
   SUBTOTAL                                         78%*           2.9X

      Unrealized Investments at Cost
  Clark USA, Inc.                                   NA             NA
  Haynes International                              NA             NA

  Republic Technologies International               NA             NA
  Imperial Home Decor Group                         NA             NA
   SUBTOTAL                                         NA             NA


(1) Realized investments include investments that were sold, distributed or taken public. Unrealized investments have been valued at cost.

(2) Individual deal IRRs are calculated based on daily cash flows with the returns annualized, before carried interest and management fees.

(3) Valued at the 90-day average trading price ending December 31, 1999 of $13.32 per share.

(4)      Dates of realization/valuation are 12/89, 1/90, 3/90, 7/91 and 9/99.

(5) Valued at the 90-day average trading price ending December 31, 1999 of $5.89 per share less $56 million margin loan.

(6) Includes follow-on $235 million investment in Lima, OH refinery (8/98) and $833 million committed and funded investment in Port Arthur coker project (8/99). Dates of acquisition and follow-on investments are 11/97, 8/98 and 8/99.

(7) Dates of acquisition and follow-on investments are 4/96, 9/97, 9/98 and 8/99.

(8) Due to recent weak results and a liquidity squeeze, Imperial filed for bankruptcy under Chapter 11 on January 5, 2000. As of December 31, 1999, Blackstone had written off its investment in Imperial Home Decor Group.
================================================================================

                                Executive Summary


- Heartland believes the home textile sector may be ideal for its "buy, build, and growth" investment model because:

         - Two of the three largest companies in the industry are currently not positioned to be aggressive consolidators or growth capital providers.
         - The next tier of 12 companies are narrow in product line and sub-scale.
         - Much of the industry is debt-burdened and has an all-time historical low P/E, which has shut the door to new public equity capital.

                               TOP THREE COMPANIES

 West Point Stevens:
     Failed Sale / LBO

 Springs:
     Strong, consistent operating
     performance and balance sheet,
     best positioned consolidator

 Pillowtex:
     Massive debt and
     management turmoil

                                NEXT 12 COMPANIES

 Sales Range:
     $136 - 471 MM
     $175 MM average

 Frequency among top 5 suppliers in major product lines (15):

          1 company..... 0/15
          3 companies... 1/15
          4 companies... 2/15
          4 companies... 3/15

                                  LOW P/ES (1)

 Springs .................... 7.1x
 Dan River .................. 5.2x
 Pillowtex................... 2.0x(?)
 WestPoint Stevens .......... 5.1x


(1) 2001 IBES estimates.

                                Executive Summary


- Heartland has fashioned a multi-year consolidation and investment scenario which would:

         - Create a $4 to $6 billion mega-supplier --- capable of dominating the $17 billion home textile sector and growing to 3X the size of existing industry leaders.

         - Aggregate a broad portfolio of Home Textile products, ranking #1 in 8 of the 15 product categories and ranking among the top three in 75% of the product categories.

- The resulting company would be driven by INDUSTRIAL AND COMMERCIAL LOGIC and capture substantial cost savings and earnings synergies.

- Upon completion of the consolidation and build-up, the resulting platform would have a $3 to $4 billion public equity market capitalization plus a strong growth / sector dominance story. It should attract an active investor base and broad equity research coverage, and also earn a reasonable PE multiple (i.e. 10X or higher).

                                Executive Summary


- The mega-supplier consolidation scenario is driven by industrial and commercial logic providing the potential for synergy gains at all stages of the supply chain:

         - Purchasing leverage in the fibers, market yarns, dyes, chemicals, and other inputs.

         - Consolidation, re-loading, and targeted re-investment to achieve "best-in-class" yarn mills and weaving, dyeing, and finishing facilities from among selective assets of building block companies.

         - Aggressive shift to off-shore sourcing of high labor-content items with increased competence, clout, and efficiency.

         - Full product-line and comprehensive price point range supplier to all channels of trade.

         - Supplier of choice to big box mass discounters, and national specialty and department store chains.

         - Systematic upgrade and scale-up of Information Technology (IT) systems from cotton receiving docks to customer store doors.

         - Investment in "state-of-the-art" distribution facilities and customer service infrastructure for all models of product delivery including customer DC's, retail store doors and consumer direct.

         -  Vendor of choice for designer and licensed product.

                                Executive Summary


- Heartland has developed an illustrative consolidation scenario, which is open for extensive discussion and revision, but which also embodies key ingredients and directions necessary for a viable transaction and investment strategy:

           - Springs and its management team would provide the FOUNDATION PLATFORM.

           - In phase I, Heartland would infuse $400 million of common equity (or more) into the "New Springs" in connection with:

                  - A negotiated transaction or pre-pack with PTX stakeholders, which would permit a "New Springs" takeover of its assets and operations.

                  - Provide an exit opportunity at a significant premium to the current share price for those Springs shareholders who choose to exit (illustrative model assumes 40% share buy-in at $40 per share via dutch tender).

                  - Agreement with Springs management on the general content and strategy of a follow-on "phase II" consolidation plan involving multiple acquisitions of additional smaller industry suppliers.

            - Establishment of a "private equity" type option plan for the "New Springs" to provide management incentives and rewards for successful execution of a huge, challenging, and multi-year undertaking.

                                Executive Summary


- "New Springs" stock would be issued to Heartland at a dutch tender price (for illustrative purposes --- $40 per share).

- The consolidation plan must be accretive for Springs shareholders after year #1, and STRONGLY ACCRETIVE in out-years.

- The phase II consolidation plan would be drawn from a menu of 20 or more acquisition candidates, and also involve a commitment to significant investment in targeted upgrades of factory floor equipment, IT systems, and distribution facilities.

-     Phase II acquisitions would be funded with modest incremental leverage.

- The end game objective would be to build a dominant Home Textile mega-supplier with:

      -   $4 to $6 billion in sales.

      - Ability to capture at least $200 million (3% of sales or 170 basis points of market share) in synergies over five years.

      -   Post-synergy operating margins and ROCE at world class levels.

- Mechanisms for orderly exit via secondary stock offering by Heartland after buildup completed and "New Springs" hits financial performance target levels.

                                Executive Summary

                          Home Textiles Served Market

                           USA MARKET BY PRODUCT LINE
                                  ($ millions)

                                                                    Trend
                                        1999 Shipments(1)          Growth
Product Line                            Amount      % Total         Rate
------------                            ------      -------         ----
1 Bath Towels ..................       $ 2,482        14.6%         4.3%
2 Sheets / pillowcases .........         2,463        14.5          3.5
3 Comforters / bedspreads ......         1,717        10.1          5.0
4 Area scatter rugs ............         1,487         8.7          7.0
5 Table linen ..................         1,352         8.0          4.0
6 Sleep pillows ................         1,133         6.7          3.0
7 Ready-made window coverings ..         1,025         6.0          4.0
8 Bath rugs ....................           961         5.7          4.0
9 Blankets .....................           739         4.3          4.0
10 Shower curtains .............           589         3.5          3.0
11 Kitchen textiles ............           540         3.2          3.0
12 Decorative pillows ..........           522         3.1          6.0
13 Down comforters .............           432         2.5          5.0
14 Throws ......................           350         2.1          0.0
15 Mattress pads ...............           341         2.0          4.0
                                       -------       -----          ---
          sub total ............        16,134        94.9          4.2
Other home textile products ....           866         5.1          4.0
                                       -------       -----          ---
     TOTAL SERVED MARKET .......       $17,000         100%         4.2%
                                       =======       =====          ===

                       TOTAL HOME TEXTILE MARKET GROWTH(2)


                                1998 - 2005 CAGR
                                      4.2%

     1998      1999      2000      2001      2002      2003      2004      2005
     ----      ----      ----      ----      ----      ----      ----      ----
                                  ($ BILLIONS)
    $16.3     $17.0     $17.7     $18.5     $19.2     $20.1     $20.9     $21.8

(1) Wholesale value including imports. Data estimates by KSA.

(2) KSA estimated growth rates.

                                Executive Summary
             Industry Structure: Most of the industry is sub-scale(1)
                            (1999 Sales in Millions)

            TIER I                                                                      TIER II
----------------------------------------------------------------------------------------------------------------------------------
Springs   WestPoint  Pillowtex   Mohawk   Dan River   Crown Craft   Burlington    Croscill    PCF     Glenoit   Hollander   Maples
-------   ---------  ---------   ------   ---------   -----------   ----------    --------    ---     -------   ---------   ------
$2,220     $1,868     $1,552     $470       $432          $310         $300        $283       $230      $222      $201       $160

                       TIER II
           -------------------------------
           Louisville    Revman    Sunbeam
           ----------    ------    -------
              $156        $141       $136


(1) Home textile sales only, as per Home Textiles Today.

                                Executive Summary

Industry Structure: Tier I companies have moderate shares in narrow product portfolios --- with limited leverage on the total home textile market.

                                                 WESTPOINT
                                                 STEVENS                             SPRINGS
                                                 -------                             -------
Home Textile Sales                               $ 1,868                             $ 2,220

Share Total of Home Textile Market.....               11%                                 13%
-------------------------------------------------------------------------------------------------------------------
Among Top 5 Suppliers / # of Markets(1)..           4/15                                5/15
-------------------------------------------------------------------------------------------------------------------
"Top 5" Markets (ranking)                        Sheets / pillowcases (# 1)          Comforters / bedspreads (# 1)
                                                 Bath towels (# 2)                   Shower curtains (# 1)
                                                 Comforters / bedspreads (# 3)       Bath rugs (# 2)
                                                 Blankets (# 3)                      Sheets / pillowcases (# 2)
                                                                                     Bath towels (# 3)



Combined Share in "Top 5" Market:
     Market Size                                 $ 7,401                             $ 8,212
     Company Sales                                 1,628                               1,415
-------------------------------------------------------------------------------------------------------------------
     % Share                                          22%                                 17%
-------------------------------------------------------------------------------------------------------------------

Textile Markets Not Included Above:
     Market Size                                 $ 9,599                             $ 8,788
     Company Sales                                   240                                 805
-------------------------------------------------------------------------------------------------------------------
     % Share                                           3%                                  9%
-------------------------------------------------------------------------------------------------------------------

                                                 PILLOWTEX
                                                 ---------
Home Textile Sales                               $ 1,552

Share Total of Home Textile Market.....                9%
------------------------------------------------------------------------------
Among Top 5 Suppliers / # of Markets(1)..           8/15
------------------------------------------------------------------------------
"Top 5" Markets (ranking)                        Bath towels (# 1)
                                                 Blankets (# 1)
                                                 Down comforters (# 1)
                                                 Sleep pillows (# 1)
                                                 Mattress pads (# 2)
                                                 Bath rugs (# 3)
                                                 Sheets / pillowcases (# 3)
                                                 Comforters / bedspreads (# 5)
Combined Share in "Top 5" Market:
     Market Size                                 $ 10,268
     Company Sales                                  1,552
------------------------------------------------------------------------------
     % Share                                           15%
------------------------------------------------------------------------------

Textile Markets Not Included Above:
     Market Size                                 $ 15,448
     Company Sales                                     --
------------------------------------------------------------------------------
     % Share                                            0%
------------------------------------------------------------------------------

-------------
(1) Among Top 15 Home Textile Product Lines.

                                Executive Summary

INDUSTRY STRUCTURE: TIER II COMPANIES HAVE NARROW PRODUCT
PORTFOLIOS AND A TINY PRESENCE IN THE TOTAL HOME TEXTILE INDUSTRY.

                                                                                                      Market Share in Top 5 Ranking
                                                                                                      -----------------------------
Company                      Industry  # of Top 5  Product Lines With Top 5 Ranking                   Industry    Company     Share
                             Ranking   Rankings                                                       Sales       Sales       %
Mohawk Rug                   # 4       3/15        Area / scatter rugs (# 1), Bath rugs (# 1),        $ 2,788     $ 488        17%
                                                   Throws (# 3)

Dan River                    # 5       2/15        Comforters / bedspreads (# 2),                       4,180       395         9%
                                                   Sheets / pillowcases (# 4)

Crown Craft                  # 6       2/15        Comforters / bedspreads (# 4), Throws (# 1)          2,068       278        13%

Burlington Rug / Dom.        # 7       2/15        Area / scatter rugs (# 4),                           2,514       210         8%
                                                   Ready-made window coverings (# 1)

Croscill                     # 8       1/15        Ready-made window coverings (# 5)                    1,027       67          7%

Pacific Coast Feather        # 9       3/15        Down comforters (# 2), Mattress pads (# 4),          1,906       196        10%
                                                   Sleep pillows (# 2)

Glenoit                      # 10      3/15        Decorative pillows (# 4), Shower curtains (# 3),     2,463       105         4%
                                                   Table linen (# 5)

Hollander                    # 11      3/15        Down comforters (# 3), Mattress pads (# 5),          1,906       154         8%
                                                   Sleep pillows (# 3)

Maples Rugs                  # 12      2/15        Area / scatter rugs (# 3), Bath rugs (# 4),          2,448       160         7%

Louisville Bedding           # 13      1/15        Mattress pads (# 1)                                    341         86       25%

Revman                       # 14      0/15

Sunbeam                      # 15      1/15        Blankets (# 2)                                         739         180      16%

                                   Share of
Company                            Total Home
                                   Textiles
Mohawk Rug                          2.7%

Dan River                           2.5%

Crown Craft                         1.8%

Burlington Rug / Dom.               1.7%

Croscill                            1.6%

Pacific Coast Feather               1.4%

Glenoit                             1.3%

Hollander                           1.1%

Maples Rugs                         0.9%

Louisville Bedding                  0.9%

Revman                              0.8%

Sunbeam                             0.8%

                                Executive Summary

       Illustrative New Springs: Key Consolidation Principles

- Initial New Springs / Pillowtex platform would create dominant market shares over WestPoint Stevens in core sheets, sleep pillows, towels, bath rugs, blankets and down comforter markets.

- Add-on acquisitions should also provide New Springs with enhanced presence in other home textile product lines --- area rugs, window coverings, table linens, decorative pillows, etc.

- Broad line home textile product portfolio should be positioned with a wide range of price points and merchandise mix --- with capacity to serve each channel including specialty stores, big box mass merchants, national chains, etc. with appropriate product.

- Expected sales and cost synergies (see below) should dramatically exceed potential market push-back.

-      Target acquisition list should reflect:

       -  Strong commercial and industrial logic

       - Primary targets that have plausible basis for a transaction at reasonable valuations.

       - Product markets and operational strategy, which could be achieved with "second best" acquisition candidates, if necessary.

                                Executive Summary

New Springs Platform Build-up: Illustrative Acquisitions

                                  CORE PLATFORM
                                  -------------
                                     SPRINGS
                                    PILLOWTEX

       POTENTIAL ACQUISITIONS WHICH ADD MARKET SHARE AND NEW PRODUCT LINES

Crown Craft              Maples                          CHF Industries                     Pacific Coast Feather
Croscill                 Burlington House                S. Lichtenberg                     Perfect Fit
Louisville Bedding       Glenoit                         Allure Home Creation               Thomaston Mills
Hollander                Georgia Tufters                 Bardwill Industries                Decorator Industries
Charles Owen Mfg.        Barth & Dreyfuss                Brentwood Originals                Creative Bath Products

                                Executive Summary

             New Springs: Impact On home Textile Industry Structure
                            (1999 Sales in Millions)

                                     Current
                                     -------
Springs                  $2,220                   13%
WestPoint Stevens        $1,868                   11%
All Others + Imports     $8,319                   49%
Pillowtex                $1,552                    9%
Next 12                  $3,041                   18%

                           1999 Pro Forma New Springs
                           --------------------------
NEW SPRINGS (1)           $4,741               28%
All Others + Imports      $8,319               49%
WestPoint Stevens         $1,868               11%
Next 8                    $2,072               12%

(1) Springs, Pillowtex plus four follow-on acquisitions: Croscill, Glenoit, Maples Rugs, and Pacific Coast Feather.

                                Executive Summary

               New Springs: Impact On Product Line Market Shares
                                  ($ Millions)


                            COMFORTERS / BEDSPREADS

                                                1999 Sales
                                           ---------------------
                                           Current      Pro Forma
                                           -------      ---------
                New Springs .........          --        $  699
                Springs Industries ..         350            --
                Dan River ...........         185           185
                Westpoint Stevens ...         180           180
                Crown Craft .........         160           160
                Pillowtex ...........         150            --
                Croscill ............         129            --
                Glenoit .............          70            --
                Other Companies .....         493           493
                                           ------        ------
                  Total .............      $1,717        $1,717

                              PRO FORMA MARKET SHARE

                New Springs .....................            41%
                Dan River .......................            11%
                Westpoint Stevens ...............            10%
                Others + Imports ................            29%
                                                         ------
                  Total .........................            91%

                              SHEETS / PILLOWCASES

                                                 1999 Sales
                                             -------------------
                                             Current    Pro Forma
                                             -------    ---------
                 New Springs .........           --        $910
                 Westpoint Stevens ...          698         698
                 Springs Industries ..          650          --
                 Pillowtex ...........          260          --
                 Dan River ...........          210         210
                 Thomaston Mills .....           90          90
                 Crown Craft .........           60          60
                 Other Companies .....          495         495
                                             ------        ----
                   Total  ............       $2,463      $2,463


                              PRO FORMA MARKET SHARE

                 New Springs .....................           37%
                 Westpoint Stevens ...............           28%
                 Dan River .......................            9%
                 Thomaston Mills .................            4%
                 Others + Imports ................           20%
                                                           ----
                   Total .........................           98%

                                   BATH TOWELS

                                                   1999 Sales
                                              ---------------------
                                              Current      Pro Forma
                                              -------      ---------
              New Springs .............           --        $  875
              Pillowtex ...............          660            --
              Westpoint Stevens .......          650           650
              Springs Industries ......          215            --
              Santens of America ......           45            45
              1888 Group-Southern Terry           26            26
              Other Companies .........          886           886
                                              ------        ------
               Total ..................       $2,482        $2,482

                              PRO FORMA MARKET SHARE

              New Springs .............                         35%
              Westpoint Stevens .......                         26%
              Santens of America ......                          2%
              1888 Group-Southern Terry                          1%
              Others + Imports ........                         36%
                                                            ------
                Total .................                        100%

                                Executive Summary

               New Springs: Impact On Product Line Market Shares
                                  ($ Millions)

                                DOWN COMFORTERS

                                                 1999 Sales
                                            --------------------
                                            Current     Pro Forma
                                            -------     ---------
                  New Springs .........         --        $150
                  Pillowtex ...........         76          --
                  Pacific Coast Feather         74          --
                  Hollander ...........         40          40
                  Phoenix Down ........         24          24
                  United Feather & Down         21          21
                  Other Companies .....        197         197
                                              ----        ----
                    Total .............       $432        $432

                              PRO FORMA MARKET SHARE

                  New Springs .....................         35%
                  Hollander .......................          9%
                  Phoenix Down ....................          6%
                  Others + Imports ................         50%
                                                          ----
                    Total .........................        100%

                                 MATTRESS PADS

                                                 1999 Sales
                                             -------------------
                                             Current    Pro Forma
                                             -------    ---------
                  Louisville Bedding ..       $ 86        $102
                  New Springs .........         --          71
                  Pillowtex ...........         71          --
                  Perfect Fit .........         65          65
                  Pacific Coast Feather         16          --
                  Hollander ...........         14          14
                  Other Companies .....         89          89
                                              ----        ----
                    Total .............       $341        $341

                              PRO FORMA MARKET SHARE

                  Louisville Bedding ..............         30%
                  New Springs .....................         21%
                  Perfect Fit .....................         19%
                  Others + Imports ................         30%
                                                          ----
                    Total .........................        100%

                                 SLEEP PILLOWS

                                                 1999 Sales
                                            ---------------------
                                            Current      Pro Forma
                                            -------      ---------
                New Springs .........           --        $  271
                Pillowtex ...........          165            --
                Pacific Coast Feather          106            --
                Hollander ...........          100           100
                American Fiber ......           71            71
                Liebhardt Mills .....           51            51
                Louisville Bedding ..           50            50
                Other Companies .....          590           590
                                            ------        ------
                  Total .............       $1,133        $1,133

                              PRO FORMA MARKET SHARE

                New Springs .....................             24%
                Hollander .......................              9%
                American Fiber ..................              6%
                Liebhardt Mills .................              5%
                Others + Imports ................             56%
                                                          ------
                  Total .........................            100%

                                Executive Summary

               New Springs: Impact On Product Line Market Shares
                                  ($ Millions)


                              AREA / SCATTER RUGS

                                                     1999 Sales
                                               ----------------------
                                               Current       Pro Forma
                                               -------       ---------
           Mohawk Rug & Textiles ........       $  237        $  237
           New Springs ..................           --           170
           Beaulieu .....................          120           120
           Maples Industries ............          115            --
           Burlington House Floor Accents           90            90
           Oriental Weavers .............           60            60
           Glenoit ......................           55            --
           Other Companies ..............          810           810
                                                ------        ------
             Total ......................       $1,487        $1,487

                              PROFORMA MARKET SHARE

           Mohawk Rug & Textiles ........                         16%
           New Springs ..................                         11%
           Beaulieu .....................                          8%
           Burlington House Floor Accents                          6%
           Others + Imports .............                         59%
                                                              ------
             Total ......................                        100%

                                    BATH RUGS

                                                       1999 Sales
                                                  --------------------
                                                  Current     Pro Forma
                                                  -------     ---------
            New Springs .....................         --        $230
            Mohawk Rug & Textiles ...........        190         190
            Springs Industries ..............        130          --
            Pillowtex .......................         55          --
            Maples ..........................         45          --
            Georgia Tufters .................         35          35
            Burlington House Floor Accents ..         25          25
            Other Companies .................        481         481
                                                    ----        ----
              Total .........................       $961        $961

                              PROFORMA MARKET SHARE

            New Springs .....................                     24%
            Mohawk Rug & Textiles ...........                     20%
            Georgia Tufters .................                      4%
            Others + Imports ................                     53%
                                                                ----
              Total .........................                    100%

                          READY-MADE WINDOW COVERINGS

                                                 1999 Sales
                                            ---------------------
                                            Current      Pro Forma
                                            -------      ---------
                Burlington Industries       $  120        $  120
                S. Lichtenberg ......          115           115
                CHF Industries ......           97            97
                Miller Curtain ......           93            93
                New Springs .........           --            67
                Croscill ............           67            --
                Other Companies .....          535           535
                                            ------        ------
                  Total .............       $1,027        $1,027

                              PRO FORMA MARKET SHARE

                Burlington Industries                         12%
                S. Lichtenberg ......                         11%
                CHF Industries ......                          9%
                Miller Curtain ......                          9%
                New Springs .........                          7%
                Others + Imports ....                         52%
                                                          ------
                  Total .............                        100%

                                Executive Summary

               New Springs: Impact On Product Line Market Shares
                                  ($ Millions)


                                    BLANKETS

                                                     Pro forma
                                                ----------------
                                                          Market
                                                Sales      Share
                                                -----     ------
                New Springs .............       $121        16%
                Sunbeam .................        120        16%
                Westpoint Stevens .......         97        13%
                Charles D. Owen Mfg. ....         90        12%
                Chatham Consumer Products         20         3%
                Other Companies .........        291        39%
                                                ----       ---
                  Total .................       $739       100%

                                     THROWS

                                                      Pro forma
                                                  ----------------
                                                            Market
                                                  Sales     Share
                                                  -----     ------
               Crown Crafts ...............         98        28%
               Manual Woodworkers & Weavers         71        20%
               Mohawk Rug & Textiles, GA ..         52        15%
               Mohawk Rug & Textiles, MD ..         43        12%
               The Northwest Co. ..........         21         6%
               Other Companies ............         65        19%
                                                  ----       ---
                 Total ....................       $350       100%

                                SHOWER CURTAINS

                                                  Pro forma
                                               ---------------
                                                        Market
                                               Sales     Share
                                               -----    ------
                  New Springs ..........       $129        22%
                  Allure Home Creation .         65        11%
                  Creative Bath Products         29         5%
                  Maytex Mills .........         25         4%
                  Other Companies ......        341        58%
                                               ----       ---
                    Total ..............       $589       100%

                               DECORATIVE PILLOWS

                                                Pro forma
                                            -----------------
                                                       Market
                                            Sales      Share
                                            -----      -----
                   Brentwood Originals       $100        19%
                   Arlee .............         50        10%
                   New Springs .......         21         4%
                   Newport ...........         21         4%
                   Fashion Pillows ...         21         4%
                   Other Companies ...        309        59%
                                             ----       ---
                     Total ...........       $522       100%

                                  TABLE LINEN

                                                  Pro forma
                                             ------------------
                                                         Market
                                             Sales       Share
                                             -----       -----
                 Town & Country Living       $   90         7%
                 Bardwil Industries ..           50         4%
                 Avon Home Fashions ..           35         3%
                 Elrene Manufacturing            35         3%
                 New Springs .........           25         2%
                 Other Companies .....        1,117        83%
                                             ------       ---
                   Total .............       $1,352       100%

                                KITCHEN TEXTILES

                                               Pro forma
                                           -----------------
                                                      Market
                                           Sales      Share
                                           -----      ------
                    Barth & Dreyfuss        $ 59        11%
                    Franco Mfg. .....         45         8%
                    Cecil Saydah ....         44         8%
                    Charles Craft ...         18         3%
                    John Ritzenthaler         18         3%
                    Other Companies .        356        66%
                                            ----       ---
                      Total .........       $540       100%

                                Executive Summary

                 New Springs: Illustrative Acquisition Sequence
                                  ($ Millions)

                                                   Total    Current   Pre-Synergy
                                              Enterprise       Year      Purchase
Initial Platform:                  Year-end        Value     EBITDA      Multiple
                                   ----------------------------------------------
  Pillowtex Recapitalization ...       2000       $  822       $138          6.0x

  Subsequent Acquisitions:

  Glenoit.......................       2001            *          *           *
  Croscill......................       2001            *          *           *

  Maples Rugs...................       2002            *          *           *
  Pacific Coast Feather.........       2002            *          *           *
----------------------------------------------------------------------------------
  Total New Springs Acquisitions         --       $    *       $  *           *
----------------------------------------------------------------------------------

* Omitted and filed separately with the Commission.

                                Executive Summary

          New Springs: Standalone Sales Growth and Margin Assumptions
                                  ($ Millions)

                                   Historical                           Projected Standalone Case                     CAGR
                        --------------------------------   ---------------------------------------------------   ----------------
Company ..............   1996     1997    1998     1999     2000     2001     2002     2003     2004     2005    1996-99  1999-05
---------------------------------------------------------------------------------------------------------------------------------
Springs ............... $2,221   $2,226  $2,181   $2,220   $2,307   $2,388   $2,484   $2,583   $2,686   $2,794     0.0%     3.9%
Pillowtex .............    491      580   1,510    1,552    1,434    1,435    1,464    1,522    1,583    1,647    46.8%     1.0%

Croscill ..............    173      193     214      283      300      315      329      344      360      376    17.8%     4.8%
Glenoit ...............    122      147     172      296      305      308      309      312      285      299    34.5%     0.2%

Maples Rugs ...........     60       85     110      160      185      196      208      220      234      248    38.7%     7.6%
Pacific Coast Feather..    125      150     175      230      250      270      290      310      325      342    22.5%     6.8%
---------------------------------------------------------------------------------------------------------------------------------
Total Standalone Sales  $3,192   $3,381  $4,361   $4,742   $4,781   $4,912   $5,084   $5,291   $5,473   $5,705    14.1%     3.1%

Gross Profit .........     695      755     976    1,028    1,067    1,109    1,152    1,202    1,242    1,298    13.9%     4.0%
SG&A .................     380      414     506      559      544      552      573      596      619      643    13.7%     2.4%
---------------------------------------------------------------------------------------------------------------------------------
EBITDA ...............     315    338.1   461.5    480.2    523.1    556.8    579.3    605.8    622.8    654.6    15.1%     5.3%
---------------------------------------------------------------------------------------------------------------------------------
Margins
Gross Profit .........    21.8%    22.3%   22.4%    21.7%    22.3%    22.6%    22.7%    22.7%    22.7%    22.7%     --       --
SG&A .................    11.9%    12.2%   11.6%    11.8%    11.4%    11.2%    11.3%    11.3%    11.3%    11.3%     --       --
---------------------------------------------------------------------------------------------------------------------------------
EBITDA ...............     9.9%    10.0%   10.6%    10.1%    10.9%    11.3%    11.4%    11.4%    11.4%    11.5%     --       --
---------------------------------------------------------------------------------------------------------------------------------

                                Executive Summary
              New Springs: Key Cost Savings and Synergy Assumptions

- After New Springs negotiated takeover of PTX in year 2001 --- 2 acquisitions each year beginning in 2002 and 2003.

- Sales Synergy: 170 bp of market share by year 5 (28.9% vs 27.2%).

- Manufacturing / COGS Savings : 2.5% cost reduction by year 5 ($122 MM or 2% of sales).

- Selling Expense & Marketing: No savings from standalone level --- but better deployment and leverage contribute to sales gains.


- General and Administrative Expense: 20% savings from standalone level ($64 MM or 1.1% of Sales).

- Working Capital: 20 day reduction in inventory (102 days to 82 days) and small improvement in payable leverage.

- Capex: $175 million added capex for consolidation, equipment upgrades, and IT system modernization; $80 million 5 year savings for reduced capex in closed facilities and out-sourcing.

- Combined Synergy Impact: Year 5 EBITDA improvement by $220 million (3.5% of Sales) and cash flow improved by $372 million (including capex and w/c savings).

                               Executive Summary
                   New Springs: Sales Synergy Considerations
                                  ($ Millions)


       Rationale for Market Share Gain
       -------------------------------
       -Full line supplier / shelf space leverage with chains.

       -Superior IT and distribution systems.

       -Enhanced capability for improved, innovative customer service support.

       -Low cost supplier in nearly all product categories.

       -Wide range at price points and product mix.

                              Sales Synergy Impact

2001 - 2006 CAGR
----------------

Standalone......10.5%

Post Synergy.....9.2%

[BAR CHART]


  2001            2002           2003           2004           2005           2006
  ----            ----           ----           ----           ----           ----
  $3,823          $4,586         $5,292         $5,473         $5,704         $5,931
  $    0          $   39         $  100         $  167         $  262         $  371
  $3,823          $4,624         $5,392         $5,641         $5,966         $6,302





                              Pro forma Market Share
                              ---------------------
[LINE CHART]

                      2001      2002         2003      2004       2005        2006
                      ----      ----         ----      ----       ----        ----

Standalone            26.3%     26.2%        26.2%     26.2%      26.2%       27.2%

Post Synergy          26.3%     26.4%        26.7%     27.0%      27.4%       28.9%





                       Actual Market Share With Build-up
                       ---------------------------------

[LINE CHART]

                      2001      2002         2003      2004        2005       2006
                      ----      ----         ----      ----        ----       ----

Standalone            20.7%     23.8%        26.4%     26.2%       26.2%      27.2%

Post Synergy          20.7%     24.0%        26.9%     27.0%       27.4%      28.9%

                               Executive Summary
                New Springs: Manufacturing And COGS Cost Savings
                                  ($ Millions)


  Rationale For COGS Savings
  --------------------------

-Increased material purchasing and supplier base leverage.

-Systematic "make" vs "buy" analysis and improved off-shore sourcing.

-Triage of "efficient" vs "obsolete" facilities and equipment from 5 acquired companies.

-Re-loading and specialization of mills to lower unit cost.

-Common, upgraded IT platform to reduce infrastructure support cost and improve mill scheduling.

-Sharp reduction in handling and distribution costs due to substantial new capex in world-scale facilities.

                              COGS Synergy Savings
                              --------------------

COGS Savings
% of Sales
----------
2001......0.0%
2002......1.0%

2003......1.5%
2004......2.0%

2005......2.5%
2006......2.5%


[BAR CHART]

              2001               2002                2003            2004           2005        2006
              ----               ----                ----            ----           ----        ----
              $0.0              $35.8               $62.5           $87.2          $115.2      $121.7




                                 COGS % of Sales
                                 ---------------

[LINE CHART]

                   2001               2002                2003            2004           2005        2006

Post Synergy       78.6%              76.7%               76.1%           75.8%          75.3%       75.3%

Standalone         78.6%              77.5%               77.3%           77.3%          77.3%       77.3%

                               EXECUTIVE SUMMARY

                        NEW SPRINGS: G&A COST SYNERGIES
                                  ($ MILLIONS)

                                 Key Assumptions

1. Historical sales expense, marketing, trade promotional, etc. maintained at 8.0% of sales.

2. G&A expense at about 3% of sales would total about $190 million per year by 2006 for the 6 companies on a standalone basis.

     Model assumes 20% cut ($64 million) due to:

     -    Single headquarters and one senior executive team.

     - Financial function consolidation, commonalization, and downsizing (with significant IT investment).

     -    Sharply reduced corporate office space and associated support cost.

     -    Consolidation of H.R., M.I.S., and other support functions.

     - Improved corporate goods, and services "buy" --- i.e. insurance, office equipment, lease, etc...


  % Savings                            SG&A Savings
  ---------                            ------------
2001         0.0%
2002         6.9%
2003         7.7%

2004         8.4%
2005         9.2%
2006         9.1%

[BAR CHART]

                         2001         2002        2003           2004        2005         2006
                         ----         ----        ----           ----        ----         ----
                         $0.0         $35.8       $46.2          $52.9       $61.2        $63.5




                           Pro Forma SG&A Margin
                           ---------------------

[LINE CHART]

                         2001            2002         2003     2004        2005         2006
                         ----            ----         ----     ----        ----         ----

Post Synergy             10.3%           10.4%        10.3%    10.3%       10.1%        10.0%

Standalone               10.3%           11.2%        11.3%    11.3%       11.3%        11.2%

                                Executive Summary
                      New Springs: Total Synergies Summary
                                  ($ Millions)



                                                     2001       2002         2003         2004        2005       2006
                                                     ----       ----         ----         ----        ----       ----
  Synergy Impact:
  ---------------

  Incremental Contribution - Added Sales (1)     $    0.0    $    5.6    $   14.8    $   24.5    $   38.7    $   54.5
  Manufacturing / COGS Savings .............          0.0        35.8        62.5        87.2       115.2       121.7
  SG&A Savings .............................          0.0        35.9        46.2        52.8        61.2        63.6
  Total Synergy Benefit ....................     $    0.0    $   77.3    $  123.5    $  164.5    $  215.1    $  239.8
  Post Synergy EBITDA ......................     $  422.7    $  597.8    $  729.3    $  787.5    $  869.6    $  921.5
  Margin:
  Synergy % of Sales .......................          0.0%        1.7%        2.3%        2.9%        3.6%        3.8%
  Post Synergy EBITDA % of Sales ...........         11.1%       12.9%       13.5%       14.0%       14.6%       14.6%

------------------
(1) Incremental sales less average COGS margin less 8% sales and marketing margin.

                                EXECUTIVE SUMMARY

                      NEW SPRINGS: WORKING CAPITAL SAVINGS
                                  ($ MILLIONS)

                                            2000                      New Springs Post Synergy Case
                                                                      -----------------------------
Operating Working Capital:               Standalone      2001         2002         2003         2004         2005         2006
--------------------------               ----------      ----         ----         ----         ----         ----         ----
Days Inventory in COGS .............       103.8         98.1         95.4         91.4         86.4         81.5         81.5
Days Receivables in Sales ..........        53.2         53.9         52.7         52.9         53.1         53.1         53.1
Days Payables in COGS ..............        27.1         26.6         27.3         28.7         29.8         29.8         29.8

Operating W/C DS % of Sales ........        30.9%        30.2%        28.9%        27.8%        26.5%        25.5%        25.5%

Working Capital Savings ($ millions)

Pre-Synergy W/C ....................          --     $1,170.5     $1,383.0     $1,604.5     $1,661.8     $  1,731     $1,801.0

Synergy Savings ....................          --     $   16.4     $   47.2     $  106.6     $  164.3     $  211.0     $  194.2
                                        --------     --------     --------     --------     --------     --------     --------
Post Synergy W/C ...................          --      1,154.1      1,335.8      1,497.9      1,497.5      1,520.3      1,606.8

Memo: Synergy Savings as a % of W/C.          --          1.4%         3.4%         6.6%         9.9%        12.2%        10.8%

                                EXECUTIVE SUMMARY

            NEW SPRINGS: CAPITAL EXPENDITURES INVESTMENT AND SAVINGS
                                  ($ MILLIONS)

                                    Standalone                      New Springs Synergy Case
                                                                    ------------------------
                                       2000       2001       2002        2003        2004        2005        2006
                                       ----       ----       ----        ----        ----        ----        ----
Standalone CAPEX .................    $185.0     $155.0     $179.7      $210.3      $217.9      $227.1      $236.2

% of Sales .......................       4.9%       4.1%       3.9%        3.9%        3.9%        3.8%        3.7%

Synergy Case
Front End Investment in ..........        --       20.0       40.0        30.0        10.0         0.0         0.0
IT and Equipment

Reduced Maintenance and ..........        --        0.0       (9.0)      (15.8)      (17.4)      (18.2)      (18.9)
Replacement CAPEX Due to
Facility Consolidation

Net Change .......................        --     $ 20.0     $ 31.0      $ 14.2      ($ 7.4)     ($18.2)     ($18.9)
                                      ------     ------     ------      ------      ------      ------      ------

Post Synergy CAPEX ...............     185.0      175.0      210.7       224.5       210.5       208.9       217.3

% of Sales .......................       4.9%       4.6%       4.6%        4.2%        3.7%        3.5%        3.4%

Memo: Reduced Maintenance / ......       0.0%       5.0%       7.5%        8.0%        8.0%        8.0%        8.0%
     Replacement CAPEX Savings (%)

                               EXECUTIVE SUMMARY

             NEW SPRINGS: POST SYNERGY FINANCIAL STATEMENT SUMMARY

                                                               New Springs Post Synergy                              CAGR
                                    --------------------------------------------------------------------------
                                       2001        2002         2003         2004          2005         2006     2001 - 2006
                                    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net Sales                           $ 3,823.0    $ 4,624.3    $ 5,391.9    $ 5,640.6    $ 5,966.1     $6,301.6         10.5%

  Gross Profit                          817.8      1,078.1      1,286.7      1,366.8      1,472.2      1,553.6         13.7%
  SG&A                                  395.1        480.3        557.5        579.3        602.6        632.1          9.9%
                                    ---------    ---------    ---------    ---------    ---------    ---------    ---------
EBITDA(1)                               421.7        596.8        728.3        786.5        868.6        921.5         16.9%
                                    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Depreciation and Amortization(2)        149.2        165.5        192.6        193.9        196.3        199.6          6.0%
EBIT                                    272.5        431.3        535.7        592.6        672.3        721.9         21.5%
Net Interest Expense                    106.3        122.8        149.9        140.7        106.1         74.1         -7.0%
Taxable Income                          164.9        307.2        384.5        450.6        564.9        646.5         31.4%
  Taxable Provision                      63.0        118.9        150.7        175.9        219.3        250.4         31.8%
Net Income                              101.9        188.3        233.8        274.7        345.6        396.1         31.2%
  Preferred Dividends                     0.0          0.0          0.0          0.0          0.0          0.0
                                    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net Income to Common                $   101.9    $   188.3    $   233.8    $   274.7    $   345.6    $   396.1         31.2%
                                    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Fully Diluted Shares                     23.0         23.2         23.5         23.7         23.9         23.9
EPS                                 $    4.43    $    8.12    $    9.95    $   11.59    $   14.46    $   16.57         30.2%

Implied Share Price at 10.0x        $   81.16    $   99.49    $  115.91    $  144.60    $  165.73      $184.10         17.8%
  Forward P/E

Net Debt and Credit Statistics
Senior Debt (Revolver and A&B
  Loans)                                933.5        933.5        884.5        616.3        296.1          0.0           --
Acquisition Facility                      0.0        319.3        576.1        576.1        576.1        569.9           --
Sub Debt / Other                         19.7         19.7         19.7         19.7         19.7         19.7           --
                                    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Debt                              953.2      1,272.5      1,480.3      1,212.1        891.9        589.6           --
                                    ---------    ---------    ---------    ---------    ---------    ---------    ---------
Total Debt / EBITDA                      2.3x         2.1x         2.0x         1.5x         1.0x         0.6x           --
                                    ---------    ---------    ---------    ---------    ---------    ---------    ---------

----------
(1) EBITDA is less $1 million in non-compete expense per year from 2001 to 2005.
(2) Includes amortization of goodwill and transaction expense.

                                EXECUTIVE SUMMARY
              NEW SPRINGS: ACCRETION / DILUTION IMPACT ON EXISTING
                              SPRINGS SHAREHOLDERS



                         IMPLIED NEW SPRINGS SHARE PRICE
                            PRICE AT 10X FORWARD P/E

                           6 YEAR CAGR VS $32.00/SHARE
                                      34 %

                                  [BAR GRAPH]

  2000
 Actual     2001        2002      2003       2004        2005       2006
 ------     ----        ----      ----       ----        ----       ----
$ 32.00    $ 81.11    $ 99.49    $115.91    $144.60    $165.73    $184.10



                        ACCRETION / DILUTION VS. SPRINGS
                       STANDALONE (MANAGEMENT PROJECTIONS)

                                  [LINE GRAPH]

   % Accretion/Dilution
   --------------------
 2001              (2.5%)
 2002              65.1%
 2003              88.7%
 2004             104.6%
 2005             137.3%
 2006             155.7%


                       2001      2002      2003     2004     2005     2006
                       ----      ----      ----     ----     ----     ----
SPRINGS STANDALONE    $ 4.55    $ 4.91    $ 5.28   $ 5.67   $ 6.08   $ 6.47
NEW SPRINGS CASE      $ 4.43    $ 8.11    $ 9.96   $11.59   $14.43   $16.55

SPRINGS INDUSTRIES


APPENDIX 2
PILLOWTEX RESEARCH
================================================================================




------------
 GREENWICH
  CREDIT
 RESEARCH
 & TRADING
CONNECTICUT
------------

                         CREDIT RESEARCH & TRADING LLC

                                 PILLOWTEX CORP.

                      Research Note Update -- April 28, 2000

                                                            Ethan Schwartz
                                                            Vice President
                                                            (203) 629-6461
                                                            eschwartz@crtllc.com

I. DESCRIPTION OF SECURITIES
($'s in millions except per share
data)(1)

                                                                                           Market
                                                                                   -----------------------
Security                                 Maturity       Ratings         Amount     Bid/Ask         Value      YTM
--------                                 --------       -------       ----------   --------      ---------  -------

Libor + 300 Rev. Credit Facility(2)      12/31/03                     $    259.8    85-8         $  224.7   13.9%
Libor + 300 Term Loan(3)                 12/31/03                          120.0    85-8            103.8   16.3
Libor + 350 Term Loan(4)                 12/31/03                          221.5    85-8            191.6   14.9
Libor + 400 Promissory Note(5)           3/31/00                            35.0    NA
                                                                       ---------
Total Secured Debt                                                         636.3

9% Senior Subordinated Notes(6)          12/15/07       Ca/CC              185.0    39-41        $  74.0    28.8%
10% Senior Subordinated Notes(7)         11/15/06       Ca/CC              125.0    39-41           50.0    32.8
6% Convertible Subord. Debentures(8)                                       100.2    28-30           29.1    25.4
Industrial Revenue Bonds                                                    17.9    NA
Other                                                                        4.5    NA
                                                                       ---------
Total Debt Outstanding                                                 $ 1,068.9
                                                                       =========

Convertible Preferred(9)                                               $    74.0


Common Stock                             14.2 million shares                 5 1/16-5 1/8        $  72.3

-----------

(1) Estimated as of January 1, 2000.

(2) Fully secured by all Pillowtex domestic assets and 65% of stock in foreign subsidiaries. Covenant waiver to 3/31/00. Face amount excludes estimated $34.8 under letter of credits. Availability estimated at $55.4 million on January 1, 2000.

(3) Fully secured by all Pillowtex domestic assets and 65% of stock in foreign subsidiaries. Covenant waiver to 3/31/00. Amortizing $3.75 million per quarter in 2000, $6.25 million per quarter in 2001, $8.75 million per quarter in 2002 and $11.25 million per quarter in 2003. Payments due on 3/31, 6/30, 9/30 and 12/31.

(4) Fully secured by all Pillowtex domestic assets and 65% of stock in foreign subsidiaries. Covenant waiver to 3/31/00. Amortizing $562.5 thousand per quarter through 12/31/03, $53.13 million per quarter thereafter. Payments due on 3/31, 6/30, 9/30 and 12/31.

(5) Originally $20 million maximum advance, expanded to $35 million in July, 1999. Granted security interest in December.

(6) Guaranteed by Pillowtex and its domestic subsidiaries, including Fieldcrest Cannon. Subordinate to senior indebtedness, including credit facilities. Coupon June and December. Callable 12/15/02 @ 104.50.

(7) Guaranteed by Pillowtex and its domestic subsidiaries, including Fieldcrest Cannon. Subordinate to senior indebtedness, including credit facilities. Coupon May and November. Callable 11/15/01 at 105.00.

(8) $1,000 face amount convertible into 61% cash + 6.08 shares of PTX common stock. Obligation of Fieldcrest Cannon subsidiary. Subordinate to Fieldcrest guarantee of 9% and 10% Pillowtex Senior Subordinated Notes. However, 61% cash obligation may be a general unsecured claims of Fieldcrest upon conversion.

(9) 10% dividend payable in kind as of 1/1/00, due to failure to meet EPS targets. Convertible into common at $24/share.


The information in this report has been obtained from sources which Credit Research & Trading LLC ("CRT") believes to be reliable. However, CRT does not guarantee its accuracy, and such information may be incomplete or condensed. Opinions in this report represent CRT's position as of this date and are subject to change without notice. This report is for informational purposes only and is not intended as an offer or solicitation in regard to the purchase or sale of any security. CRT and/or its officers and employees may from time to time acquire, hold, or sell a position in the securities mentioned herein. Upon request, CRT will furnish specific information in this regard. If CRT is involved in the purchase or sale of any security, CRT may act as principal for its own account or as agent for both the buyer and the seller.

                                               Pillowtex Corp. - April 28, 2000


II.  DISCUSSION AND RECOMMENDATION

         In our March 2, 2000 report on Pillowtex Corp. ("Pillowtex" or the "Company"), we reviewed what we believe to be the important internal difficulties and external pressures that have severely hampered Pillowtex's performance over the past year. These pressures are likely to continue, we asserted, making it extremely difficult for Pillowtex to achieve the working capital and margin improvements necessary for the Company to perform through 2000 within the constraints of available liquidity. We therefore presented our view that Pillowtex is likely to file for a financial restructuring before year-end.

         We have not changed this core point of view, and still find a filing for bankruptcy protection by year end to be the most likely scenario, as a result of operational and liquidity pressures. However, we have modified our views somewhat regarding the optimal strategy that should be pursued by holders of Pillowtex's 6% Convertible Subordinated Debentures due March 15, 2012.

         In our March 2, 2000 report, we suggested that holders of the 6% Convertibles should submit them for conversion, despite the company's refusal to remit the associated cash component. Our logic was that the terms of the Convertibles' indenture suggest that if the instruments are presented for conversion and a bankruptcy scenario ensues, the unpaid 60% cash claim held by the Convertibles' holder upon conversion could be lifted to the general unsecured class. That would contrast with the subordinate status of the Convertibles themselves. Given our belief that minimal value would be available for the subordinate class upon a restructuring of Pillowtex - but that some value (on the order of 35% of principal claim) could be available to the general unsecured class, WE CONCLUDED THAT IT WOULD BE ADVANTAGEOUS FOR THE
CONVERTIBLES HOLDERS TO CONVERT IN ANTICIPATION OF BANKRUPTCY. WE ALSO NOTED THAT GIVEN THEN-MARKET LEVELS, CONVERTIBLES HOLDERS SHOULD ALSO MAINTAIN A HEDGED POSITION IN WHICH THEY ARE SHORT THE UNDERLYING EQUITY.

         WE CONTINUE TO BELIEVE THAT HOLDERS OF THE CONVERTIBLES SHOULD MAINTAIN A HEDGED POSITION AGAINST THE UNDERLYING EQUITY. However, further review of the Convertibles' indenture has alerted us to some of the difficulties that Convertibles holders could face if, following conversion of their securities, they were to attempt to assert a general unsecured claim for the unpaid cash portion of their claim. Specifically, we note the potential counter-arguments that other creditor classes could assert by citing Section 1415(2) of the indenture, which is embedded within the indenture's article on subordination.
Section 1415(2) states that "[f]or purposes of this Article [i.e., Article 14, Subordination] only...the payment of cash...upon conversion of a [debenture] shall be deemed to constitute payment on account of the principal of such [debenture]." If, as this passage suggests, a right to payment of cash upon conversion is in fact treated as a right to payment of principal under the debenture, such right to payment of cash could be deemed to be subject to the
Article 14 subordination provisions governing payments of principal under the debentures.

         While we are in no way offering a legal opinion on the issue, WE DO BELIEVE THAT THE COMPLEXITY OF THE MATTER, AND OUR INABILITY TO PREDICT THE LIKELY LEGAL OUTCOME, WOULD MAKE

(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                               Pillowtex Corp. - April 28, 2000


IT PRUDENT FOR CONVERTIBLE HOLDERS NOT TO CONVERT IN ANTICIPATION OF A RESTRUCTURING, BUT RATHER TO MAINTAIN A HEDGED POSITION.

         There are, we believe, two optimal outcomes from the standpoint of a Convertible holder. First, the Convertible holders could negotiate a settlement with the Company whereby the Company would significantly increase the number of shares received upon conversion, and hence, at current market value, the value received by Convertible holders upon conversion. Such shares received as part of a settlement could be used to close out an existing hedged position. In the alternative, Convertible holders could short shares prior to conversion under the terms of a settlement (particularly if an averaging period were used to determine the Convertibles' exchange rate, as part of the settlement) or sell shares immediately upon conversion.

         Second, Convertible holders could maintain a hedged position going into a restructuring, at which point we believe that Pillowtex shares would fall to minimal value, allowing Convertible holders to recoup from the short position any losses suffered regarding the Convertible position.

         Our modified recommendation for Convertibles holders has two important ramifications. First, to the extent that a high volume of conversions of the Convertibles could have acted as a near-term trigger for a bankruptcy filing, that risk may now be minimized if such conversions do not take place. However, our belief that a restructuring will likely occur because of operational and working capital pressures remains unchanged. Second, our worst case scenario for the Senior Subordinate Notes - that they would receive only 35% future value or 24% present value in a bankruptcy scenario, given a lifting of the Convertibles to general unsecured status - now appears more questionable. As we did in the March 2nd report, we continue to find a present value of 28-to-29% for the Senior Subordinate Notes to be the most likely outcome, based on a future recovery value of 40-to-42%. We therefore continue to find the Senior Subordinate Notes overvalued at current market prices.

         We continue to find no inherent value in Pillowtex equity. A hedged position by Convertible holders, therefore, could ensure some value obtained regardless of whether a settlement is reached prior to restructuring or not.

(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                         CREDIT RESEARCH & TRADING LLC

================================================================================

                           SPECIAL SITUATIONS RESEARCH














                                 PILLOWTEX CORP.



           Fixed Income, Convertible Debt and Equity Research Report



                                  March 2, 2000














                                                                  Ethan Schwartz
                                                                  Vice President
                                                                  (203) 629-6461
                                                            eschwartz@crtllc.com


================================================================================

                    ONE FAWCETT PLACE GREENWICH, CT 06830
                       TEL: 203-629-6400 FAX: 203-629-6499

                                PILLOWTEX CORP.

I.  DESCRIPTION OF SECURITIES
($'s in millions except per share data)(1)

                                                                                                  Market
                                                                                           -------------------
Security                                           Maturity    Ratings     Amount          Bid/Ask      Value     YTM
---------------------------------                  --------    -------    --------         -------    --------    ----
Libor + 300 Rev. Credit Facility(2)                12/31/03               $  259.8           85-8     $  224.7    13.9%
Libor + 300 Term Loan(3)                           12/31/03                  120.0           85-8        103.8    16.3
Libor + 350 Term Loan(4)                           12/31/03                  221.5           85-8        191.6    14.9
Libor + 400 Promissory Note(5)                      3/31/00                   35.0             NA
                                                                          --------
  Total Secured Debt                                                         636.3

9% Senior Subordinated Notes(6)                    12/15/07     Ca/CC        185.0          38-40     $   72.2    29.2%
10% Senior Subordinated Notes(7)                   11/15/06     Ca/CC        125.0          39-41         50.0    32.4
6% Convertible Subord. Debentures(8)                                         100.2          29-31         30.0    20.0
Industrial Revenue Bonds                                                      17.9             NA
Other                                                                          4.5             NA
                                                                          --------
  Total Debt Outstanding                                                  $1,068.9
                                                                          ========

Convertible Preferred(9)                                                  $   74.0

Common Stock                            14.2 million shares                           4 1/2-4 5/8     $   64.8

(1)  Estimated as of January 1, 2000.

(2) Fully secured by all Pillowtex domestic assets and 65% of stock in foreign subsidiaries. Covenant waiver to 3/31/00. Face amount excludes estimated $34.8 under letter of credits. Availability estimated at $55.4 million on January 1, 2000.

(3) Fully secured by all Pillowtex domestic assets and 65% of stock in foreign subsidiaries. Covenant waiver to 3/31/00. Amortizing $3.75 million per quarter in 2000, $6.25 million per quarter in 2001, $8.75 million per quarter in 2002 and $11.25 million per quarter in 2003. Payments due on 3/31, 6/30, 9/30 and 12/31.

(4) Fully secured by all Pillowtex domestic assets and 65% of stock in foreign subsidiaries. Covenant waiver to 3/31/00. Amortizing $562.5 thousand per quarter through 12/31/03, $53.13 million per quarter thereafter. Payments due on 3/31, 6/30, 9/30 and 12/31.

(5) Originally $20 million maximum advance, expanded to $35 million in July, 1999. Granted security interest in December.

(6) Guaranteed by Pillowtex and its domestic subsidiaries, including Fieldcrest Cannon. Subordinate to senior indebtedness, including credit facilities. Coupon June and December. Callable 12/15/02 @ 104.50.

(7) Guaranteed by Pillowtex and its domestic subsidiaries, including Fieldcrest Cannon. Subordinate to senior indebtedness, including credit facilities. Coupon May and November. Callable 11/15/01 at 105.00.

(8) $1,000 face amount convertible into 61% cash + 6.08 shares of PTX common stock. Obligation of Fieldcrest Cannon subsidiary. Subordinate to Fieldcrest guarantee of 9% and 10% Pillowtex Senior Subordinated Notes. However, 61% cash obligation may be a general unsecured claims of Fieldcrest upon conversion.

(9) 10% dividend payable in kind as of 1/1/00, due to failure to meet EPS targets. Convertible into common at $24/share.

II.  CONCLUSION

         This report presents the following core point of view: (a) we do not expect Pillowtex to file for bankruptcy court protection within the next 5-to-6 months; (b) we believe it likely that a filing and financial restructuring will occur before year-end; and (c) our estimate of the Company's total enterprise value approximates $870 million. Our base scenario and valuation would leave (d) the senior secured tier largely unimpaired; (e) the senior subordinated debt and trade claim tiers deeply impaired (and fully equitized upon reorganization); (f) the convertible subordinated debt tier with value only if submitted for conversion prior to a bankruptcy filing (and then deeply impaired and fully equitized upon reorganization); and (g) the preferred and common equity tier with no allocated value. We find the subordinated debt securities to be unattractive at current price levels, offering a positive risk/reward investment profile at prices closer to 30% of par for the senior subordinated debt issues and 13% of par for the convertible subordinated debt issue (presuming they are submitted for conversion prior to a bankruptcy filing and successfully argue for general unsecured status on their 60% cash claim).

--------------------------------------------------------------------------------
The information in this report has been obtained from sources which Credit Research & Trading LLC ("CRT") believes to be reliable. However, CRT does not guarantee its accuracy, and such information may be incomplete or condensed. Opinions in this report represent CRT's position as of this date and are subject to change without notice. This report is for informational purposes only and is not intended as an offer or solicitation in regard to the purchase or sale of any security. CRT and/or its officers and employees may from time to time acquire, hold, or sell a position in the securities mentioned herein. Upon request, CRT will furnish specific information in this regard. If CRT is involved in the purchase or sale of any security, CRT may act as principal for its own account or as agent for both the buyer and the seller.

                                                 Pillowtex Corp. - March 2, 2000


         Investors should recognize that the Pillowtex case presents a far greater opportunity of varying from the core pathway outlined above than in the typical situation - with that variance coming on both sides of the investment equation. Active bankruptcy triggers do very much exist, posing the credible potential for an accelerated filing over the near term. And, given certain inherent strengths within the Company (e.g., it being in far sounder market and manufacturing condition than, say, Fruit of the Loom) as well as certain operational and capital structure considerations (e.g., with many of its past problems being remediable; and with the secured banks being adequately secured and the lead bank having a sizable additional exposure), a plausible scenario can be reasonably drawn that would allow the Company to overcome the crisis in liquidity and confidence we think likely later this year, materially delaying or avoiding a financial restructuring. However, we believe our case does represent the most likely pathway and, importantly, that the presence of the more adverse accelerated bankruptcy scenario greatly diminishes the option value offered by the most positive scenario.


III.  SUMMARY AND INVESTMENT RECOMMENDATION

         Pillowtex Corp. ("Pillowtex" or the "Company") is the second largest producer of home fabrics in the United States. The Company is the leading maker of bath towels (approximately 45% of sales) and, along with Westpoint Stevens, Inc. ("Westpoint") and Springs Industries, Inc. ("Springs"), accounts for approximately three-quarters of domestic bath towel sales by value, ranks third in sheets and pillowcases (approximately 18% of sales), and is a leader, if not the top supplier, in several other home textile segments including sleep pillows (approximately 10% of sales), blankets (9%), comforters and bedspreads (11%) and kitchen towels (7%).

         Following a disastrous operating performance in 1999, Pillowtex is facing severe liquidity pressures. Current waivers on the Company's recently amended $650-plus million secured bank debt facility, set to expire on February 15th, have been extended and are now set to expire on March 31st. A $35 million secured Promissory Note, also due on February 15th following an extension received in December, now matures on March 31st. Pillowtex has, to date, refused to honor the cash obligation associated with the conversion of the approximately $100 million outstanding of 6% Convertible Subordinated Debentures (full conversion would require a $60 million cash payment to holders). In our view, that refusal leaves Pillowtex vulnerable to a declaration by holders of an event of default and commencement of an involuntary bankruptcy proceeding. Pillowtex has approximately $55 million available under its revolver. Capital spending levels have been sharply reduced to conserve liquidity, though Pillowtex has spent only approximately two-thirds of what the Company originally estimated to be some $300 million needed to upgrade facilities. After having benefited from a seasonal work down of inventory over recent months - and a radical effort to clear inventory over Q4 - we anticipate associated cash demands to begin to be felt by late Q2-early Q3 as Pillowtex builds inventory for the autumn selling season. With operating cash flow by our forecast insufficient to support the pending inventory cycle, we believe that new funding sources will be required.

      OVER THE NEAR TERM. We believe PILLOWTEX HAS A REASONABLE LIKELIHOOD OF AVOIDING A BANKRUPTCY FILING OVER THE NEXT 5-TO-6 MONTHS. Pillowtex is now in the cash positive portion of its working capital cycle, and could benefit from a $17 million positive cash swing over this


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1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett
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                                       2

                                                 Pillowtex Corp. - March 2, 2000


quarter, by our estimate. Moreover, Pillowtex's secured lenders appear to be comfortably over-secured, increasing the likelihood that they give Pillowtex additional time so long as cash movements are positive.

      We emphasize that Pillowtex's ability to avoid bankruptcy in the near-term depends, in our view, on the successful negotiation of some form of standstill or exchange offer with the approximately $100 million outstanding of 6% Convertible Subordinate Debentureholders. While certain of the holders of the Convertibles have requested conversion and to date the cash component of the conversion has not been distributed to any such holder, conversations with major holders are underway. We also believe, however, that a financial and legal argument can be made that the Convertible holders would be better off converting prior to bankruptcy, given that we believe conversion would give them a $60 million general unsecured claim against the Fieldcrest subsidiary (along with an equity claim against the parent) rather than a $100 million deeply subordinated claim. Given our view that Convertible holders do structurally possess the ability to trigger an event of default, and that it could be in their interest to convert and demand their cash prior to default, we believe that an event of default and consequent filing for bankruptcy remains a fully available pathway as long as the conversion issue remains in limbo.

      OVER THE MEDIUM TERM. Looking out beyond six months, WE BELIEVE THERE IS A SIGNIFICANT LIKELIHOOD THAT PILLOWTEX WILL BE REQUIRED TO COMMENCE A SUBSTANTIVE FINANCIAL RESTRUCTURING BEFORE YEAR-END. As detailed in the report, WHILE WE DO BELIEVE THAT SOME OF 1999'S ABYSMAL PERFORMANCE STEMMED FROM ONE-OFF EVENTS, WE DO NOT EXPECT PILLOWTEX TO BE ABLE TO SHOW THE KIND OF NEAR-TO-MEDIUM TERM OPERATING IMPROVEMENTS NEEDED TO MAINTAIN THE CURRENT CAPITAL STRUCTURE OVER THE LONG-TERM. The cash flow margins anticipated by many creditors and investors will not prove to be, in our judgement, achievable. We believe that Pillowtex continues to face significant Company-specific hurdles including:

         -  loss of certain accounts with important customers,

         -  continued manufacturing weaknesses,

         - financing constraints that leave Pillowtex unable to complete a planned investment program (through Pillowtex has said upgrades are now complete),

         -  significant management difficulties,

         - an apparent greater dependence on mass-market discounters than its competitors,

         -  a greater array of disparate products than its competitors,

         - what we believe to be an inherently less efficient operating base than competitors such as Westpoint, and

         - higher exposure than competitors to certain low-margin products (such as kitchen materials).

         Underpinning our conclusion regarding the likelihood of a bankruptcy filing is our view that Pillowtex's "normalized" EBITDA margin - barring significant incremental capital expenditures -- is only in the 9.5-to-10.0% range. WE DO NOT BELIEVE THE 13%-PLUS EBITDA MARGIN PILLOWTEX SHOWED IN 1998, JUST ONE YEAR AFTER ACQUIRING FIELDCREST CANNON, INC. ("FIELDCREST") AND THE LESHNER CORP. ("LESHNER"), IS A CREDIBLE INDICATOR OF TRUE PERFORMANCE. We are concerned that the eventual recognition of this lower performance capacity may act to


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                                       3

                                                 Pillowtex Corp. - March 2, 2000


erode the confidence of and support provided by key creditors, with the loss of such support contributing to the pressures pushing the Company toward a financial restructuring.

         IMPORT AND PRICE PRESSURE. Additionally, while to date home fabric manufacturers have been spared much of the severe import and pricing pressure now seen in several apparel segments, WE BELIEVE THERE IS SIGNIFICANT EVIDENCE THAT IMPORT PRICING AND DEMAND PRESSURE IS AFFECTING HOME FABRIC COMPANIES' MARGINS AND THAT SUCH PRESSURE COULD SOON INCREASE TO A SIGNIFICANT DEGREE.
Specifically:

         - Imports have surged in key product segments such as sheets and towels, and the latest government data suggest that trend is unabated and may be accelerating. This supports what we have heard from a wide array of retailers.

         - There is significant evidence that a pricing squeeze is occurring in towels and sheeting - not so much through a reduction in nominal unit sales prices, but rather through a race by U.S. manufacturers to move upstream and offer higher thread-count sheet and towel products, which are more expensive to produce, for the same price as lower-count offerings.

         - According to government statistics, growth in home fabric consumption appears to be weak, and may in fact be slipping for key products on which Pillowtex depends, such as bathroom towels.

         - Pillowtex's two main competitors, Springs and Westpoint, both entered 2000 with significant inventory builds, suggesting oversupply may dampen price in quarters to come.

         As the limitations on Pillowtex's medium-term performance become apparent to creditors and investors - as we believe they will - it could become increasingly difficult for Pillowtex to find ways to fund what we believe will be a liquidity shortfall in the $50-to-$60 million range over the third quarter (excluding needs associated with the maturity of the Promissory Note and the conversion of the 6% Debentures), as Pillowtex enters the inventory-building portion of its selling cycle. The critical extension of waivers and debt maturities, as well as the essential ongoing support of vendors, would also be expected to become increasingly difficult to maintain. Vendors, suppliers and factors, groups who have already been hit hard over recent months by sizable failures in the industry may well prove to be far more cautious, restricting credit exposure both more quickly and more sharply than might typically be the case.

         WHILE WE BELIEVE A MEDIUM-TERM BANKRUPTCY FILING TO BE MORE LIKELY THAN NOT, INVESTORS SHOULD NOT LOSE SIGHT OF THE FACT THAT PILLOWTEX IS MEANINGFULLY BETTER POSITIONED FROM A FUNDAMENTAL POINT OF VIEW THAN WERE OTHER TEXTILE COMPANIES WHICH HAVE RECENTLY BEEN FORCED TO RESTRUCTURE, SUCH AS FRUIT OF THE LOOM. Pillowtex over the past several quarters has spent significant sums of money to improve its manufacturing base, and those efforts have born fruit. While we believe that deficiencies still persist, they pale compared to those at companies that had neglected manufacturing upgrades. While home textiles are facing import and margin pressures, the pressures are to date not nearly as severe as in the apparel sector. Despite what we believe are Pillowtex's inherent cost and product-line disadvantages relative to its direct com-


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                                       4

                                                 Pillowtex Corp. - March 2, 2000


petitors, a significant portion of Pillowtex's 1999 difficulties stemmed from relatively correctable issues - such as poor logistical and inventory planning, management decisions, and the computer snafus. The Company does possess the capacity to operationally perform over the longer term, it does possess competitively attractive brands, and it does possess considerable inherent enterprise value. The questions are, first, can that performance attain levels sufficient to support the cash obligations associated with the business' needs and the established capital structure? and, second, how well does that inherent enterprise value match that capital structure?

         Pillowtex's bank facility appears to be comfortably over-secured, and participants may therefore be content to continue tightening covenants and raising interest rates so long as interest payments remain current and operational and cash flow expectations are satisfied. Meanwhile, Nationsbank, as Administrative Agent on the bank facilities, has a powerful incentive to attempt to keep the current capital structure sustainable in the hope of achieving a paydown of its $35 million Promissory Note.

         Finally, several of Pillowtex's competitors have made no secret of their interest in acquiring pieces of Pillowtex's business. Pillowtex has discrete product lines that could be sold, though not without significant antitrust hurdles and potential harm to the Company's valuation as an integrated home fabrics vendor.

         For all of the above reasons, WE CAN ENVISION A "BEST CASE" SCENARIO UNDER WHICH PILLOWTEX DOES MANAGE TO AVOID A BANKRUPTCY FILING FOR THE FORESEEABLE FUTURE. Such a scenario would entail:

         - marked improvement in working capital controls such that average balances are reduced by $50-to-$60 million on a consistent basis;

         - marked improvement in operating performance to support the conclusion that double digit EBITDA margins can be attained on a sustained basis;

         - recovery of sales to above $1.5 billion historic levels, with signs of consistent growth;

         - receipt of amendments on the bank debt facility which would both eliminate default risks and provide continued access to working capital,

         - completion of an exchange offer with the great majority of the 6% Convertible Subordinated Debenture issue which would eliminate the conversion overhang and near-term default trigger.

         Other factors that could enhance Pillowtex's ability to avoid a filing include:

         - potential sale of certain product lines and associated manufacturing facilities, closing near-term liquidity gaps,

         - evidence that growth in imports is likely to continue at only a gradual pace, or that Pillowtex can beneficially transition toward greater reliance on foreign sourcing and manufacturing,

         -  continued solid growth in domestic consumption of home fabrics.




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1976 prohibits the reproduction by photocopy machine or any other means of all
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                                       5

                                                 Pillowtex Corp. - March 2, 2000


         WHILE THERE IS SOME REAL PROBABILITY THAT PILLOWTEX CAN OVERCOME ALL OF THESE HURDLES, WE BELIEVE IT TO BE SIGNIFICANTLY MORE LIKELY THAT PILLOWTEX WILL NOT.

         As detailed elsewhere in this report, we estimate the total enterprise value of Pillowtex to approximate $870 million. While in the event of a bankruptcy filing, adequate protection would likely be available to the senior secured bank facility, subordinated debt would be deeply impaired - and would be subject to full equitization in a financial restructuring. NO VALUE ON A STRICT PRIORITY BASIS WOULD BE AVAILABLE TO THE $100 MILLION CONVERTIBLE SUBORDINATED DEBENTURE ISSUE AS CURRENTLY CONFIGURED UNLESS THEY HAD CONVERTED PRIOR TO BANKRUPTCY AND SUCCESSFULLY ARGUED THAT THEIR $60 MILLION CASH CLAIM REPRESENTED, IN FACT, A GENERAL UNSECURED CLAIM. THE $72 MILLION CONVERTIBLE PREFERRED ISSUE AND THE COMMON STOCK, NOW TRADING WITH A MARKET VALUE OF NEARLY $70 MILLION, WOULD BE EXPECTED TO BE ALLOCATED NO VALUE UNDER A BANKRUPTCY SCENARIO.

         Based upon our analysis, WE BELIEVE THE SENIOR SUBORDINATED NOTES WOULD OFFER AN ATTRACTIVE RISK/REWARD INVESTMENT PROFILE AT A PRICE APPROXIMATING 30% OF PAR. WITH A CURRENT MARKET PRICE OF THESE SECURITIES OF 40%, WE BELIEVE THE SENIOR SUBORDINATED NOTES DO NOT OFFER ATTRACTIVE INVESTMENT VALUE.

         In our view, the estimated value to be available to holders of the 6% Convertible Subordinated Debentures falls within a very wide range, with the specific available value being a function of the pathway followed. In a scenario in which Pillowtex files for bankruptcy court protection and holders of the Convertible Debentures have not submitted holdings to the Company for conversion, that available value is estimated to be zero (reflecting the deep impairment of the subordinated debt class and the subordination agreement which exists between the Senior Subordinated Notes and the Convertible Debenture issue). In a scenario in which Pillowtex files for bankruptcy but holders have presented securities for conversion, the present value of the distribution made to a Convertible Debentureholder (presumed to be new common stock) is esti-mated to be equal to 13% of the principal amount (reflecting a full loss associated with the 6.08 shares of common stock received upon conversion and the lifting of the 60% cash claim to the general unsecured class having no subordination agreement with the Senior Subordinated Notes). The third, and most optimistic, case involves an exchange negotiated with the Company in an effort to stave off bankruptcy in which a holder of the current Convertible Debenture issue receives a security (e.g. common shares) which may then be liquidated into the public market. Presumably the securities received would have a current market value greater than today's market value of the Convertible of roughly 30%.

         Given this range of alternatives, prudence would seem to suggest that holders submit the 6% Convertibles for conversion; if a bankruptcy filing ensues, a non-subordinated position is captured; if an exchange offer ensues, such holder may withdraw the securities from the conversion process and participate in the exchange. At current market levels, however, the risk/reward profile of this investment strategy remains adverse. AS A RESULT, THE ONLY POSITIVE INVESTMENT RECOMMENDATION WHICH CAN BE OFFERED IS A HEDGED POSITION IN WHICH THE INVESTOR IS LONG THE CONVERTIBLE SECURITY AND SHORT THE UNDERLYING EQUITY SECURITY. In light of the belief that an exchange offer would need to extract a high proportion of the current market value of the common stock away from stockholders, such a hedged position is viewed positively.


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                                       6

                                                 Pillowtex Corp. - March 2, 2000


         While we believe the bank debt is oversecured, Pillowtex will continue to face operating risks and market pressure throughout the bankruptcy process and beyond. WE THEREFORE BELIEVE THAT A RATE OF RETURN IN THE HIGH-TEENS IS APPROPRIATE FOR THE BANK DEBT. Current market levels in the mid-to-high 80s imply a rate of return that could exceed 20% (given our assumption that the bank facility is rolled into a debtor-in-possession facility, that the revolver will be fully drawn at the time of filing, that there could be some pay-down of the DIP toward the end of the bankruptcy, and that the Company takes only one year to emerge from bankruptcy). WE THEREFORE FIND THE BANK DEBT ATTRACTIVE AT THESE PRICE LEVELS.


IV.  DISCUSSION

         Pillowtex has grown by a factor of three over the past four years through several acquisitions. A manufacturer of pillows and mattress pads with $490 million of sales in 1996, the Company added approximately $1.1 billion in annual sales in 1997 when it acquired towel and sheet giant Fieldcrest Cannon, Inc. ("Fieldcrest"), a new industry segment for Pillowtex. The Company layered on The Leshner Corporation ("Leshner"), a $100 million/year kitchen towel producer, in 1998.

         Fieldcrest was a large, troubled behemoth when Pillowtex bought it, generally characterized as having outdated and poorly-designed manufacturing sites (chiefly Kannapolis, North Carolina and Fieldale, Virginia), and a history of EBITDA margins in only the mid-single digits - some 5-to-10 percentage points behind competitors. Investment in Fieldcrest facilities had lagged for years. On the sheeting side, Fieldcrest mills had not received significant new equipment since the early 1980s, and were still operating looms only half as fast as the air-jet machines that had become the industry norm. Towel manufacturing was somewhat better, with one new mill - Phenix City, Alabama - having been built in 1996 to produce lower end product for the mass merchant channel.

         Pillowtex Chairman and CEO Chuck Hansen vowed he would "fix" Fieldcrest by both slashing costs and non-core operations and plowing $300 million of new equipment into the antiquated Fieldcrest facilities. At first the turnaround seemed to work. The merged Pillowtex-Fieldcrest entity attained an 11.3% EBITDA margin for 1Q 98, compared to a pro-forma estimated 8.2% combined margin for the two companies in 1997. With Leshner added in mid-1998, Pillowtex reached a full-year EBITDA margin of 13.1% - roughly five percentage points higher than the pro forma margin of the companies in the year before the mergers (as estimated by CRT). Pillowtex, meanwhile, raised capital expenditures to 8.8% of sales, nearly twice the combined pro-forma rate for the prior year, or $133.6 million compared to a pro forma level of approximately $84 million in the prior year.

         The situation began to deteriorate rapidly, however, beginning in 1Q
99. EBITDA margins slid from 11.3% in the first quarter to 6.3% by the third. Working capital swung out of control, with days payables outstanding jumping to 53 days for 2Q compared to 26 in the prior year's period, accounts receivable rising to 71 days in 3Q as compared to 60 in 3Q 1998, and days inventory soaring by $100 million over the prior year's level, to 154 days of sales v. 135 days for the second quarter, then falling dramatically to 113 days in the third quarter. Retailers


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                                       7

                                                 Pillowtex Corp. - March 2, 2000


began reporting severe fulfillment and delivery problems, with orders going unmet and the billing and fulfillment processes bogging down.

         THE COMPANY'S EXPLANATION. Pillowtex has attributed the terrible 1999 performance to a variety of discrete one-time events: an unusual buildup in blanket inventory; the failure of a contractor in Pakistan to deliver sheeting; integration problems associated with new equipment; and Wal-Mart's decision to eliminate Pillowtex's $40 million/year Sahara line of towels. However, the Company has put the lion's share of the blame on what it says was a faulty transition to a new computer system, a transition which purportedly wreaked havoc on the Company's sourcing, manufacturing, inventory management, and financial operations. For over a year Pillowtex management has asserted that there is nothing fundamentally wrong with its manufacturing and fulfillment operations - other than the computer snafus - and that the Company will be returning to normalized performance and working capital management shortly.

         The chief questions facing investors are:

         i) can one reasonably rely on management's claims that the 1999 performance is attributable to one-off issues (including the computer problems) and that a return to "normalized" performance will be forthcoming very shortly?;

        ii) if so, what is the level of "normalized" performance to which the Company can rapidly return? Would such performance likely prove sufficient to permit the Company to avoid a financial restructuring;

       iii) if not, what is a reasonable estimate of the inherent enterprise value which would be available to investors upon a financial restructuring of Pillowtex?; and

        iv) does the risk/reward profile created by the answers to these questions provide investors with a positive or a negative investment opportunity at current market levels?

         After extensive interviews with Pillowtex equipment vendors, former engineering and management executives, and customers, WE FIND LARGELY CREDIBLE MANAGEMENT'S CLAIM THAT THE PAST YEAR WAS SOMETHING OF AN ABERRATION, AND THAT THERE ARE NO SEVERE MANUFACTURING ISSUES THAT EITHER WOULD REQUIRE HIGH LEVELS OF REMEDIAL CAPITAL SPENDING OR WOULD KEEP MARGINS AT DEPRESSED, SINGLE-DIGIT LEVELS LONG-TERM. Importantly, we have also heard from a number of key Pillowtex retail customers that, while fulfillment remains problematic, service has improved noticeably from the severe weaknesses of the past year.

         On the other hand, WE DO NOT FIND CREDIBLE THE VIEW THAT 1998'S 13% EBITDA MARGIN IS INDICATIVE OF NORMALIZED PERFORMANCE FOR THE COMPANY. RATHER, LEVELS CLOSER TO SPRING INDUSTRIES' 10% EBITDA MARGIN RANGE WOULD SEEM TO BE MORE REASONABLY ATTAINABLE without inordinate amounts of additional capital expenditures or a significant re-alignment of Pillowtex's operations. We have reached that conclusion based on a variety of factors, including:


         - OPERATIONAL AND PERFORMANCE WEAKNESSES DO REMAIN IN THE OLD FIELDCREST FACILITIES DESPITE THE HEIGHTENED CAPITAL EXPENDITURE PROGRAM. While roughly 80% of


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                                       8

                                                 Pillowtex Corp. - March 2, 2000


            towel looms have been upgraded to rapid air-jet technology, we believe that only about 20% of sheeting looms have been so replaced. Certain yarn-spinning facilities, such as those at Kannapolis, are also older generation and less automated than state-of-the-art facilities. KANNAPOLIS ALSO RECENTLY BECAME ONE OF THE FEW UNIONIZED HOME FABRIC PLANTS IN THE NATION. We estimate that the new settlement should cost Pillowtex between $5-to-10 million a year in additional wages and benefits.

         - THE VERY REAL LIQUIDITY CONSTRAINTS NOW BEING FACED IMPEDE THE COMPLETION BY PILLOWTEX OF ITS ORIGINAL CAPITAL EXPENDITURE PROGRAM. The Company has pledged to hold capital spending down to $47 million in 2000, though the Company remains some $75 to $100 million short of the $300 million Mr. Hansen believed necessary to fix Fieldcrest when he bought it in 1997.

            - Company officials, however, assert that the original $300 million target turned out to have been overstated.

         - CERTAIN INHERENT DEFICIENCIES IN THE MANUFACTURING BASE ACQUIRED FROM FIELDCREST PROBABLY CANNOT BE REPAIRED IN THE NEAR-TERM given the cash constraints and grave shortness of time. Kannapolis and Fieldale, for example, is a sprawling, multi-level plant that is inherently complex to operate.

            - Company officials describe Kannapolis and Fieldale as "among the best mills of that age", though not as efficient as newer facilities.

         - WEAKNESSES PRESENT IN PILLOWTEX BUSINESS SEGMENTS WHICH ARE NOT SHARED BY WESTPOINT AND SPRINGS, INCLUDING THE KITCHEN PRODUCTS SEGMENT ACQUIRED FROM LESHNER, WILL ADVERSELY AFFECT COMPARISONS WITH THOSE COMPANIES and would be expected to limit the level of financial performance achieved over the intermediate term.

         - PILLOWTEX'S APPARENTLY HIGHER RELIANCE ON LOW-MARGIN MASS RETAILERS THAN WESTPOINT STEVENS AND, TO A LESSENED DEGREE, SPRINGS WILL FURTHER DAMPEN COMPETITIVE MARGIN COMPARISONS. For example, Wal-Mart accounted for 24% of Pillowtex sales in 1998 compared to only 15% for Springs. Kmart took only 11% of Westpoint Stevens' sales in 1998, though Westpoint sold 13% of its product to Dayton Hudson, including Target.

            - It should be noted that Pillowtex officials dispute assertions that mass retailers offer lower profit margins, claiming long product runs recoup through efficiency any losses in price.

         - CONTRACTS LOST OVER THE PAST YEAR WILL IMPEDE PILLOWTEX'S RECOVERY. In addition to cutting Pillowtex's Sahara line, Wal-Mart recently decided to replace its Select Editions line - formerly supplied by both Springs and Pillowtex - with Springs' Springmaid brand. Dan River was recently awarded an $80 million/year portion of K-Mart's Martha Stewart line, formerly produced by both Pillowtex and Springs.

            - Pillowtex asserts it will recoup business with these retailers in other programs so that sales to K-Mart will show single-digit growth in 2000, while sales to Wal-Mart will be flat to only slightly down.



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                                       9

                                                 Pillowtex Corp. - March 2, 2000


         - PILLOWTEX RELIES MORE HEAVILY THAN COMPETITORS ON TOWEL PRODUCTS, WHERE U.S. CONSUMPTION MAY BE WEAKENING. Bath towels make up approximately 46% of Pillowtex's revenue versus approximately 36% for Westpoint and approximately 10% for Springs. According to Commerce Department figures reported with a two quarter lag, U.S. TOWEL CONSUMPTION HAS FALLEN SIGNIFICANTLY, ON A YEAR-OVER-YEAR BASIS, FOR THREE QUARTERS IN A ROW. A leading industry consultant asserts that, while towel sales did grow by 7% in 1999, that rate of growth will be cut in half this year. Pillowtex expects towel sales to be flat at best in FY2000.

         - Pillowtex's comparatively more complex and varied product line may impose higher normalized operating costs relative to those faced by competitors.

         Finally, while not embedded within the manufacturing base itself, THERE ARE A SERIES OF ADDITIONAL FACTORS AT HAND WHICH WE BELIEVE RESTRICT THE LIKELIHOOD THAT PILLOWTEX'S PERFORMANCE CAN SNAP BACK TO NORMALIZED LEVELS RAPIDLY ENOUGH TO AVOID A CONTINUATION OF THE LIQUIDITY CRISIS. Pillowtex continues to face very real problems as it struggles to return to normal - most notably:

         - PILLOWTEX CONTINUES TO FACE IMPORTANT MANAGEMENT WEAKNESSES. Though a superb salesman and enthusiastic leader, Chairman and CEO Chuck Hansen had never run a Company as large as the current Pillowtex before acquiring Fieldcrest and Leshner. There are indications that over the past 2 years he has overruled experienced executives regarding many critical decisions, and fired or lost key executives who challenged his plans and expectations, including President of Manufacturing Christopher Baker, head of towel manufacturing at Phenix City, Bill Mooring, President and COO Jeff Cordesman, CFO Ron Wehtje, as well as key members of the old Fieldcrest MIS team. One bright-spot is that Joe McHugh, Pillowtex's acting CFO, earned a solid reputation at the helm of Triangle Pacific.

         - PILLOWTEX MAY CONTINUE TO EXPERIENCE DIFFICULTIES IN ABSORBING SIGNIFICANT AMOUNTS OF MANUFACTURING EQUIPMENT INSTALLED OVER THE PAST YEAR, particularly at the Phenix City, Alabama and Kannapolis, North Carolina plants. Such difficulties may lead to continued product shortfalls and working capital difficulties.

         - THE ONGOING FINANCIAL SQUEEZE IS LIKELY TO CONTINUE TO HAMPER OPERATIONAL RECOVERY. For example, we know of several key vendors who have significantly tightened terms-of-payment for Pillowtex or are holding up shipments, as well as industry factors who have ceased supporting suppliers to the Company.


         WERE PILLOWTEX'S REPORTED 1998 RESULTS REAL? If 9.5%-to-10% is Pillowtex's normalized EBITDA margin, how did the Company suddenly surge to 13% in 1998? It is difficult to believe that that the old Pillowtex plus a troubled Fieldcrest (before the capex program on the old Fieldcrest facilities had truly begun), could have improved EBITDA margins by some 300 basis points, or by nearly $15 million per quarter, over the first three months following the merger. 1998's EBITDA margins may have, in fact, been inflated well beyond sustainable levels. Such excess over any short-term period could have been the result of the accumulated effect of any number of factors. For instance, based on flexibility in general accounting practices, costs tradi-


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                                       10

                                                 Pillowtex Corp. - March 2, 2000


tionally classified by Fieldcrest before the merger as operating expenses could legitimately have been capitalized by Pillowtex following the merger.

         In addition, we continue to have questions regarding how Pillowtex accounts for doubtful accounts and for "deductions" - meaning returns and allowances, as well as advertising discounts taken by customers, and deducted from gross revenue to arrive at reported net revenue. Reserves for doubtful accounts slipped from 7.5% of receivables to 5.1% of receivables from July 1998 to the end of the fiscal year - a $6.2 million swing. Allowances rose back to 7.9% through the third quarter of 1999. Meanwhile, deductions were some $25 million higher than Company projections in 1999 - with some portion of that attributable to unauthorized advertising, and some portion attributable to unforeseen returns and allowances claimed by customers for incorrect shipments. Pillowtex management has said that it intends to clamp down on customer deductions, but only 45% of protested deductions are normally taken as a reserve to receivables. We therefore believe that Pillowtex could remain exposed to receivables writedowns if the Company loses a greater percentage of disputes than anticipated.

         Whether because of the above accounting issues or other concerns, the secured bank lenders are conducting an independent examination of Pillowtex accounting practices.

V.  INDUSTRY DYNAMICS

         IMPORT PRESSURE. Historically, home textiles have not faced the same degree of import pressure as has apparel - the difference being attributed to quality constraints, shipping costs, and the fact that developing countries are only beginning to adopt the large furniture, bed, and towel sizes that Americans favor - and therefore are only beginning to invest in wide-loom equipment. We believe the latter factor may have been the key brake on development of competitive home fabric production in developing countries, meaning that such producers can become competitive once they undertake required investments.

         While import pressure in home textiles may have been relatively weak in the past, trade figures and industry data now suggest HOME TEXTILE IMPORT PRESSURE IS MOUNTING. The surge seems to be strongest in key bath and kitchen towel areas upon which Pillowtex depends the most.

         - U.S. Government trade data shows IMPORTS OF TOWELS GREW AN AVERAGE OF 24% ANNUALLY BY VALUE FROM 1995 THROUGH 1999, AND 17% BY QUANTITY. IMPORTS OF SHEETS GREW 24% BY VALUE AND 18% BY QUANTITY ANNUALLY THROUGH 1998, and a further 23% year-over-year by both value and by quantity over the first half of 1999.

         - The share of total U.S. towel consumption held by imports has risen from 15% in 1995 to 31% by value over the first half of 1999, and from 37% to 56% by quantity over that period. The corresponding rise for sheets was 12% to 21% and 15% to 23%.






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                                       11

                                                 Pillowtex Corp. - March 2, 2000


[BAR CHART: Towel Consumption and Imports by Quantity]

[BAR CHART: Towel Consumption and Imports by Value]

[BAR CHART: Linen Consumption and Imports by Quantity]

[BAR CHART: Linen Consumption and Imports by Value]


         It appears direct import pressure to date has been strongest on lower-end products. One major retailer, for example, told us that Chinese sheet imports now account for 15%-to-18% of their sales, up from 5% three years ago. Several mid-size, lower-end retailers told us they would increasingly source terry and sheeting products in India and Pakistan if Pillowtex cannot correct fulfillment problems shortly. Pillowtex's higher dependence on mass marketers may increase its susceptibility to the pressures coming from imports, even on the lower end. Exposure to this pressure may explain management's rush to convert Phenix City from a mass market to a higher end plant - problems flowing from this rush represent one of the forces underlying the Company's operating and financial problems over recent quarters.

         IMPORTANTLY, AVAILABLE TRADE STATISTICS ALSO SUGGEST THAT IMPORTS ARE MAKING INROADS INTO THE MID AND UPPER-TIER SEGMENTS OF THE SHEET AND TOWEL MARKET - segments that were once the exclusive province of U.S. manufacturers:

         - THE AVERAGE VALUE PER TOWEL IMPORTED HAS RISEN BY 60%, VERSUS ONLY A 20% RISE IN THE VALUE PER TOWEL CONSUMED IN THE U.S. FROM 1994 THROUGH H1 OF 1999. THAT SUGGESTS THAT IMPORTS ARE INCREASINGLY COMING IN THE FORM OF HIGHER-QUALITY, HIGHER-MARGIN PRODUCTS. Similarly, the value of sheets imported has risen 16% per unit, versus only an 8% rise in the value per unit of sheets consumed.

         The statistics support much anecdotal evidence that import pressure is spreading to value-added products. One major catalog vendor recently dropped Pillowtex's upper tier Royal Velvet towels from its product offering, replacing the line with high quality towels produced in Turkey for greater profit margin.


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                                       12

                                                 Pillowtex Corp. - March 2, 2000


         PRICING PRESSURE. While not as clear-cut as with apparel, there is evidence that unit prices are trending lower in key home textile categories. A leading industry consultant has for several months cited dozens of categories in which competition is pushing prices lower, including cotton "Bed in the Bag" sets that once sold for $150 but recently broke under the $100 mark. Wal-Mart, typically a price-leader, has been implementing significant reductions on its Jubilee towels, with bath prices falling to $3.50 from $3.88, and a $2.96 towel scheduled for 2000. Wal-Mart 200 blend twin sheets are today priced at $3.77, compared to $4.99 18 months ago. Macy's recently advertised Springs' Wamsutta blended sheets for $9.99 per twin set, significantly below national retail prices, "a sign that mill authority is lacking" according to one industry observer.

         THERE IS AN ADDITIONAL ADVERSE FORCE AT HAND ACTING TO COMPOUND THE MARGIN PRESSURES COMING FROM UNIT PRICE DECLINES. OVER THE PAST YEAR, THE BIG THREE HOME FABRIC MANUFACTURERS HAVE ENGAGED IN A RACE TO ESCAPE LOW-END IMPORTS BY ELIMINATING LOW THREAD-COUNT PRODUCTS IN FAVOR OF HIGHER-COUNT, COTTON-RICH LINES. But the higher-count lines, which are more expensive to produce, are often selling near the old, lower-count prices. One retailer is now selling 220-count Egyptian cotton Pillowtex sheets for $7.99, $2 less than Springs' old 200-count sold recently. J.C. Penney recently closed out a 200-count cotton-polyester blend line to replace it with a 230-count line containing more cotton, to be sold at similar price points. We believe that THIS COMBINATION OF IMPORT PRESSURE ON THE LOWER END AND THE CONSEQUENCE OF "MORE QUALITY FOR LESS" ON THE HIGHER END WILL RESULT IN PERCEPTIBLE REVENUE AND MARGIN PRESSURE FOR ALL BED AND BATH TEXTILE MAKERS IN COMING MONTHS. PILLOWTEX REMAINS PARTICULARLY EXPOSED TO THESE BROAD INDUSTRY-BASED STANDARDS.

CAPITAL STRUCTURE AND LIQUIDITY

         As of January 1, 2000 Pillowtex had an estimated $1,069 million in debt, or 8.4x LTM EBITDA, excluding $74 million in Convertible Preferred Stock. Availability under a $350 million secured Revolver was $55.5 million (with $259.8 million drawn and an estimated $34.8 million outstanding under Letters of Credit). The Revolver, a $120.0 million Tranche A Term Loan and a $221.5 million Tranche B Term Loan are secured by all of Pillowtex's domestic assets and 65% of the stock in foreign subsidiaries, as is a $35 million Promissory Note due March
31. Pillowtex has two Senior Subordinated Note issues guaranteed by subsidiaries: $185 million 9% Senior Subordinated Notes due in 2007, with coupons payable in June and December, and a $125 million 10% Senior Subordinated Notes due in 2006, with coupons payable in May and November.

         Pillowtex will enjoy some easing of liquidity pressure over Q1, with only $20.5 million required for cash interest payments and amortizations (compared to $33.5 million in Q4) and a relatively small incremental reduction in payables needed to bring Pillowtex current (compared to $64 million needed last quarter).

         The Company faces an additional potential cash need of $60.1 million associated with the conversion of the estimated $100.2 million in outstanding 6% Convertible Subordinated Debentures, convertible into 60.1% cash and 6.08 shares of Pillowtex per $1,000 face amount. Fearful that a conversion by the 6% Convertible Subordinated Debentures could exhaust the Company's liquidity and push it into bankruptcy, Pillowtex sent a letter to Debentureholders on November


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                                       13

                                                 Pillowtex Corp. - March 2, 2000


16th stating that, in the Company's view, the 6% Debentureholders would be better off not converting even if the Company did subsequently go into bankruptcy. Pillowtex argued that an unpaid 6% Debenture holder would have a claim of 100% of principal against Fieldcrest, but that following submission of the Debentures for conversion, the claim would consist of only a 60% claim against Fieldcrest for the cash owed and 6.08 common shares of Pillowtex per $1,000 original face. The Company has refused to pay a handful of 6% Debentureholders who have submitted Debentures for conversion. The 6% Debenture Trustee has argued that, under the Indenture, the Debentureholders are no longer Debentureholders following such submission and, therefore, possess no rights under the Indenture, including any right to compel the Trustee to declare a default by Pillowtex.

         We believe that Pillowtex is not correct in its argument that a holder of the 6% Convertible Subordinated Debenture issue would be better off in a bankruptcy scenario if such holder had not previously sought conversion - i.e. that one is better off retaining a 100% subordinated debt claim rather than a 60% debt claim and common stock. We certainly do agree that transferring any part of a debt claim to common stock is structurally adverse - indeed, we believe the equity in a Pillowtex bankruptcy is likely to be attributed no residual value in a reorganization. The difference in point of view is that we believe the remaining 60% claim will actually increase in attributed recoverable value, because the subordination agreement in place today between the senior subordinated tier and convertible subordinated tier falls away upon submission of a holding to the Company, and the 60% cash claim is lifted to the general unsecured class, having no subordination agreement with the Senior Subordinated Notes. We further believe that holders who have submitted Convertible Subordinated Debentures to the Company for conversion, having followed a series of appropriate steps, do possess the ability to declare that an event of default has occurred if the cash portion of the conversion is not paid, effectively pushing Pillowtex into bankruptcy.


VI.  COMPARABLE COMPANIES AND TRADING MULTIPLES

         Three public companies dominate the towel and sheet home textile segments in the United States - Pillowtex, Westpoint, and Springs (see Exhibit
C). Pillowtex and Westpoint are #1 and #2 with $700 million and $640 million, respectively, in 1998 bath towel sales, accounting for approximately two-thirds of U.S. sales. Springs, having entered the towel market late through its acquisition of Dundee Mills, Inc. in 1995, is a distant third, with $192 million of sales in 1998. The next closest was Santens of America, Inc., with $40 million of sales.

         The dominance is similar in sheeting, with Westpoint and Springs #1 and #2 with $670 million and $625 million in 1998 sales, respectively, or some 30% of the market, and Pillowtex a more distant third at $280 million, or approximately a 10% share. Dan River was fourth with $210 million, followed by Thomaston Mills, Inc. with $90 million.

         For several years, Westpoint has been considered the standout performer in the towel and sheet segments, attaining EBITDA margins in the high teens that routinely have run 8-to-9 percentage points ahead of Springs, the second most profitable of the group. Westpoint's higher performance would appear to be, at least in part, a reflection of its higher capital spending as a


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                                       14

                                                 Pillowtex Corp. - March 2, 2000


percent of sales. Westpoint averaged 9.1% from 1996 through 1998, versus only 4.5% for Springs and, pro-forma for the mergers, 5.7% for Pillowtex over that period (including 8.8% of sales in 1998).

         Of the "big three" home fabric companies, Westpoint maintains the most concentrated product line, with approximately one-third of revenue in sheets and pillowcases, one-third in towels, and the remainder spread between non-down comforters, blankets, and other items. The company acquired a small pillow manufacturer, Liebhardt Mills, in 1999.

         Springs' product line is somewhat more diverse, with significant bath rug output (increased by the acquisition of Regal Rugs, Inc. in January 1999), as well as non-down comforter and bedspread output which is some one-and-a-half times larger than that of Pillowtex. Springs also increased its sleep pillow output in 1999 by purchasing the remaining 50% of American Fiber Industries, LLC not already own. Springs has retained a small specialty fabrics business.

         Of the majors, Pillowtex maintains the broadest product line, with sleep-pillow sales some three times those of each of Springs and Westpoint after their 1999 acquisitions, down comforter sales that neither of the other two have, significant mattress pad sales, and a presence in the kitchen through the acquisition of Leshner. Despite its origins as a pillow and "on the bed" company, Pillowtex remains weaker in basic sheeting and pillow cases, both as a proportion of revenue and in the quality of its manufacturing.


VII.  VALUATION

         Pillowtex has given investors initial targets for 2000 performance of 2% sales growth, a 10% EBITDA margin (approximately $160 to $170 million), and inventory control that would keep inventory no higher than $450 million (some $60 million below peak 1999 levels). The Company has given no precise explanation for how performance could improve so dramatically over 1999 results. In-fact, on a recent conference call, Pillowtex officials said they could not "normalize" Q4 results, given the long-list of operational issues, working capital adjustments, and other special events.

         Given the challenges facing Pillowtex, we have constructed a model producing what we believe is attainable performance for Pillowtex:

         - We project EBITDA margins of 8.1% on revenue of $1,544 million in FY 2000, with weakness concentrated in Q1 and Q2 of the year. EBITDA would be down slightly from full year 1999 but up sharply compared to the second half of 1999. Revenue would be down slightly compared to 1999. We project EBITDA rising to a more normalized 10.1% of $1,559 million in revenue the following year.

         - We believe that working capital management can be improved compared to 1999, but that the Company still requires an inventory build - to 135 days of sales in Q2 of 2000 and 2001, returning to 112 by the end of the fiscal year. We would project inventory peaking at $499 in Q3 of 2000, or roughly $50 million above Pillowtex projections.


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                                       15

                                                 Pillowtex Corp. - March 2, 2000


         - We assume payables are held at 30 days, and that days receivables are cut to the low 60 days range.

         Based on these parameters, we believe Pillowtex will be fully drawn on its revolver by the end of Q2 2000, and will face a $57 million shortfall in Q3
- assuming that the $35 million Promissory Note is rolled over yet again through that period, and that the Convertible Subordinated Debentureholders do not seek to convert and obtain up to $60 million in cash payments. Given the need to find additional liquidity even with a rollover of the Promissory Note, and the continual threat that the convert holders will try to remove $60 million of cash from the Company, we think there is a high likelihood that Pillowtex will have to file for bankruptcy by the end of this year. That likelihood could be increased if, as we believe is likely, more negative news were to emerge - either through the accounting analysis underway, because of continued difficulties in righting the errors made by management over the past several quarter, or because of general retail pressures.

         Should Pillowtex file for bankruptcy, we believe the secured debt would be rolled into a debtor-in-possession facility. We project a one-year bankruptcy.

         It is appropriate to value the Company, in our view, based on a multiple of 2001 projected EBITDA ($158.2 million). Springs currently trades at an LTM EBITDA multiple of only 4.1x, a function of Springs' flat sales trajectory over the past several years and uninspiring EBITDA margin. Westpoint has enjoyed consistent sales growth for several years, as well as an EBITDA margin some 500-to-800 basis points higher than Springs. Westpoint trades at a 6.6x multiple of LTM EBITDA. Dan River is trading at what we believe is a depressed multiple of 4.9x LTM EBITDA because of limited liquidity and continued doubts regarding the wisdom of its Bibb acquisition (see Exhibit B). We believe a range of 5x-to-6x 2001 EBITDA is therefore appropriate for valuing Pillowtex when it emerges from restructuring, closer to the multiple applied to Springs, rather than a segment-leading company such as Westpoint.

         At a 5.5x multiple, Pillowtex would have a future enterprise value upon emergence from bankruptcy of $870 million. While we believe the bank debt is oversecured, Pillowtex will continue to face operating risks and market pressure throughout the bankruptcy process and beyond. WE THEREFORE BELIEVE THAT A RATE OF RETURN IN THE HIGH-TEENS IS APPROPRIATE FOR THE BANK DEBT. Current market levels in the mid-to-high 80s imply a rate of return that could exceed 20% (given our assumption that the bank facility is rolled into a debtor-in-possession facility, that the revolver will be fully drawn at the time of filing, that there could be some pay-down of the DIP toward the end of the bankruptcy, and that the Company takes only one year to emerge from bankruptcy). WE THEREFORE FIND THE BANK DEBT ATTRACTIVE AT THESE PRICE LEVELS.

         Given our projections for $712 million in DIP debt after bankruptcy, some $158 million would be available for distribution to remaining impaired creditors and equity claimants. We envision three scenarios:

         i) Assuming that the Convertible Subordinated Debentures were to remain outstanding (either due to the failure of holders to submit the securities for conversion, or because they were exchanged in the interim for new convertible debentures to escape today's conversion


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                                       16

                                                 Pillowtex Corp. - March 2, 2000


overhang), that $158 million would be shared by the $491 million of unsecured claims (consisting of $310 Senior Subordinated Notes, $81 million of trade claims, and $100 million of Convertible Subordinated Debentures), implying a recovery of $0.32 per dollar of claim. Assuming strict priority due to the subordination agreement between the Senior Subordinated Notes and the Convertible Subordinated Debentures (which would remain in force), the value attributed to the Convertible class would revert to the Senior Subordinated Notes, providing the senior issues with $0.42 of value per principal dollar, and the convertible issue with no available value. We believe that distribution would take the form of equity which we discount at 35%, yielding a present value of 27% of claim. Assuming one more coupon payment is made on each of the Senior Subordinated issues (in May and June), they would each have an additional 2 cents in value (net of accrued interest), for a total present value of approximately 29 percent of principal amount.

         ii) Should the 6% Convertibles not remain outstanding at the time of bankruptcy (due to an exchange offer that allowed them to convert into equity at an increased rate, for example), the present value received by the Senior Subordinated issues would be reduced to 28 percent of principal amount.

         iii) finally, should the 6% Convertible Debentures convert, and their 60% claim be adjudged a general unsecured claim, the distribution to the unsecured claims would be $0.35 cents per principal dollar of claim, yielding a present fair value (with coupon payment) of 24 percent of principal amount for the Senior Subordinate issues. The Debentures would receive $0.35 cents per principal dollar of their 60% claim, or 21 cents in future value per dollar principal, and fair present value of 13 cents per principal dollar. (We are assuming that although the Debentures claim is against Fieldcrest, a very large portion of Pillowtex's overall value lies in the Fieldcrest subsidiary, so that the distinction is not of great importance).

         No value remains under our model for lower portions of the capital structure, including the preferred and common equity. We note that even if one accepts Pillowtex management's estimate of $170 million in potential EBITDA for 2000, and applies Westpoint's premium multiple of 6.6x LTM EBITDA, no value would remain available for Pillowtex common stock given the $1.1 billion in debt and preferred stock outstanding.



(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                                 Pillowtex Corp. - March 2, 2000


VALUATION

CRT Projected FYR 2001
     Sales                        $1,559.3
     EBITDA                          158.2
     Margin                           10.1%

                                                            EBITDA Multiple
                                                      ----------------------------
                                                        5x        5.5x        6x
                                                      ------     ------     ------
Enterprise Value                                      $791.2     $870.4     $949.5
Secured Debt                                           712.8      712.8      712.8
                                                      ------     ------     ------
      Remaining Value                                 $ 78.5     $157.6     $236.7
                                                      ======     ======     ======

SCENARIO I: CONVERTIBLES REMAIN OUTSTANDING
Senior Sub Notes                                      $310.0     $310.0     $310.0
6% Convertibles                                        100.2      100.2      100.2
Trade Debt                                              81.3       81.3       81.3
                                                      ------     ------     ------
     Total Unsecured Debt                             $491.5     $491.5     $491.5
                                                      ======     ======     ======

Future Recovery Value to Unsec'd Claims                   16%        32%        48%
Value from Cvts. To Sr. Sub                                5         10         15
                                                      ------     ------     ------
Future Recovery Senior Sub Notes                          21%        42%        63%
                                                      ======     ======     ======
Present Value Discounted @ 35%                            13%        27%        40%

Present Value of May/June Coupons                          2%         2%         2%

Present Value per Sr. Subordinate Note                    15%        29%        42%

SCENARIO II: CONVERTIBLES EXCHANGED FOR EQUITY
Senior Sub Notes                                      $310.0     $310.0     $310.0
Trade Debt                                              81.3       81.3       81.3
                                                      ------     ------     ------
     Total                                            $391.3     $391.3     $391.3
                                                      ======     ======     ======

Future Recovery Value to Unsec'd. Claims                  20%        40%        60%
Present Value Discounted @ 35%                            13         26         39

Present Value of May/June Coupons                          2%         2%         2%

Present Value per Senior Subordinate Note                 15%        28%        41%

SCENARIO III: CONVERTIBLES CONVERTED
Senior Sub Notes                                      $310.3     $310.3     $310.3
6% Convertibles-Gen'l Unsec'd. Claim                    60.1       60.1       60.1
Trade Debt                                              81.3       81.3       81.3
                                                      ------     ------     ------
     Total                                            $451.7     $451.7     $451.7
                                                      ======     ======     ======

Future Recovery Value to Unsec'd. Claims                  17%        35%        52%
Present Value Discounted @ 35%                            11         22         33

Present Value of May/June Coupons                          2%         2%         2%

Present Value per Senior Subordinated Note                13%        24%        35%

Future Value to Convert                                   10%        21%        31%
Present Value Discounted @ 35%                             6         13         20


(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                                 Pillowtex Corp. - March 2, 2000


                                   EXHIBIT A

($'s in millions except per share)

                                                              Historical                                       CRT Projections
                                     ---------------------------------------------------------------      ------------------------
                                                           Fiscal Years Ended                                    Fiscal Year
                                     ---------------------------------------------------------------      ------------------------
                                      12/28/96    1/3/98(1)   1/3/98PF(2)    1/2/99(3)       1/1/00          2000           2001
                                     ---------    ---------   -----------    ---------     ---------      ---------      ---------
OPERATING RESULTS:
Net Sales                            $   490.7    $   580.0    $ 1,785.1     $ 1,509.8     $ 1,552.1      $ 1,543.9      $ 1,559.3
Cost of Goods Sold                       411.0        485.7      1,524.4       1,234.9       1,354.1        1,365.1        1,361.5
                                     ---------    ---------    ---------     ---------     ---------      ---------      ---------
   Gross Profit                           79.6         94.3        260.7         275.0         198.0          178.7          197.8
S,G&A                                     41.4         52.1        175.5         130.8         131.3          128.4          124.7
                                     ---------    ---------    ---------     ---------     ---------      ---------      ---------
   EBIT                                   38.2         42.2         85.2         144.2          66.7           50.3           73.0
Interest Expense                          14.0         22.5         50.3          72.3          87.3           85.6           62.2
Restruct. Chg., Other Unusual Exp.          --          6.0          8.5           1.5           6.9           10.0           20.0
                                     ---------    ---------    ---------     ---------     ---------      ---------      ---------
   EBT                                    24.2         13.8         43.3          70.2         (27.4)         (45.3)          (9.2)
Income Tax                                 9.5          5.5         13.7          27.4          (7.9)         (14.5)          (2.9)
Extraordinary Item (after tax)            (0.6)        (0.9)        (0.9)           --           0.0            0.0            0.0
                                     ---------    ---------    ---------     ---------     ---------      ---------      ---------
   Net Earnings                           14.1          7.3         30.6          42.9         (19.5)         (30.8)          (6.3)
Preferred Dividends                         --          0.1         (4.5)          2.1          12.3            7.7            8.5
                                     ---------    ---------    ---------     ---------     ---------      ---------      ---------
    Earnings Avail. for Common       $    14.1    $     7.2    $    26.1     $    40.8     $   (31.8)     $   (38.5)     $   (14.7)
                                     =========    =========    =========     =========     =========      =========      =========
Weighted Avg. Com.                        10.6         10.8          NMF          14.1          14.2           14.2           14.2
Weighted Avg. Com., Diluted               10.6         11.1          NMF          17.7          14.2           14.2           14.2
EPS Fully-Diluted                    $    1.33    $    0.65          NMF     $    2.31     $   (2.25)     $   (2.71)     $   (1.04)

MARGINS:
Gross Margin                              16.2%        16.3%        14.6%         18.2%         12.8%          11.6%          12.7%
S,G&A % of Sales                           8.4          9.0          9.8           8.7           8.5            8.3            8.0
EBIT Margin                                7.8          7.3          4.8           9.5           4.3            3.3            4.7
EBITDA Margin                             10.4         10.1          7.9          13.1           8.2            8.1           10.1
Capital Expen. % of Sales                  4.3          3.5          4.7           8.8           5.8            3.0            4.5

EBIT                                 $    38.2    $    42.2    $    85.2     $   144.1     $    66.7      $    50.3      $    73.0
Deprec. & Amort.                          12.8         16.1         56.4          54.0          60.1           74.2           85.2
                                     ---------    ---------    ---------     ---------     ---------      ---------      ---------
   EBITDA                                 50.9         58.3        141.6         198.1         126.8          124.6          158.2
Capital Expenditures                      21.0         20.6         84.1         133.6          89.8           46.7           70.2
                                     ---------    ---------    ---------     ---------     ---------      ---------      ---------
    Free Cash Flow                   $    29.9    $    37.7    $    57.5     $    64.5     $    37.0      $    77.9      $    88.1
                                     =========    =========    =========     =========     =========      =========      =========

INTEREST COVERAGE:
EBIT/Interest                              2.7x         1.9x         1.7x          2.0x          0.8x           0.6x           1.2x
EBITDA/Interest                            3.6          2.6          2.8           2.7           1.5            1.5            2.5
FCF/Interest                               2.1          1.7          1.1           0.9           0.4            0.9            1.4

WORKING CAPITAL:
Days Payable                                40           84          NMF            38            32             31             31
Days Receivables                            58          139          NMF            60            63             64             62
Days Inventory                             119          270          NMF           129           114            116            116

(1) Fiscal 1997 results include portion of Fieldcrest Cannon, Inc., acquired in December 1997.

(2) Pro forma as if acquisitions of Fieldcrest Cannon, Inc. and The Leshner Corporation had occurred on 12/29/96, as estimated by CRT.

(3) Fiscal 1998 results include portion of The Leshner Corporation, Inc., acquired in July, 1998. Fiscal 1998 unaudited results were restated by PTX, increasing Cost of Goods sold and decreasing S,G&A by $8.6 million.



(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                                 Pillowtex Corp. - March 2, 2000

QUARTERLY HISTORICAL RESULTS
($ in millions except per share data)

                                                                          Three Months Ended
                                      -------------------------------------------------------------------------------------------
                                       4/4/98      7/4/98     10/3/98      1/2/99      4/3/99      7/3/99     10/2/99      1/3/00
                                      -------     -------     -------     -------     -------     -------     -------     -------
Net Sales                             $ 366.3     $ 332.0     $ 419.8     $ 391.7     $ 368.5     $ 362.5     $ 415.8     $ 405.3
COGs                                    304.8       275.3       339.9       314.9       312.3       300.9       371.6       369.3
                                      -------     -------     -------     -------     -------     -------     -------     -------
  Gross Profit                           61.5        56.7        79.9        76.8        56.2        61.6        44.3        36.0
S,G&A                                    33.7        28.2        36.3        32.6        28.1        31.1        33.2        38.8
                                      -------     -------     -------     -------     -------     -------     -------     -------
  EBIT                                   27.8        28.6        43.6        44.1        28.1        30.5        11.0        (2.8)
Interest Expense                         16.8        17.0        19.1        19.4        19.5        19.7        21.3        26.8
Restruct. Charge, Other Unusual           1.5         0.0         0.0         0.0         0.0         0.0         6.9         0.0
Other Income                              0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
                                      -------     -------     -------     -------     -------     -------     -------     -------
EBT                                       9.5        11.6        24.4        24.8         8.6        10.7       (17.1)      (29.6)
Income Tax                                3.8         4.5         9.4         9.7         3.4         3.9        (6.1)       (9.2)
Extraordinary Item (aft tax)              0.0         0.0         0.0         0.0         0.0         0.0         0.0         0.0
                                      -------     -------     -------     -------     -------     -------     -------     -------
Net Earnings                              5.6         7.1        15.0        15.1         5.3         6.8       (11.0)      (20.5)
Preferred Dividends                       0.5         0.5         0.5         0.5         0.5         0.5         9.6         1.7
                                      -------     -------     -------     -------     -------     -------     -------     -------
  Earnings for Common                 $   5.2     $   6.6     $  14.5     $  14.6     $   4.7     $   6.2     $ (20.6)    $ (22.2)
                                      =======     =======     =======     =======     =======     =======     =======     =======

Weighted Avg. Common                     14.0        14.1        14.1        14.1        14.2        14.2        14.2        14.2
Weighted Avg. Common, Diluted            17.0        17.1        17.6        17.6        16.9        16.9        14.2        14.2
EPS - Diluted                         $  0.30     $  0.38     $  0.82     $  0.89     $  0.28     $  0.37     $ (1.45)    $ (1.56)

Yr.-Over-Yr. Change Sales                                                                 0.6%        9.2%       (1.0)%       3.5%
Gross Margin                             16.8%       17.1%       19.0%       19.6%       15.3        17.0        10.6         8.9
S,G&A% of Sales                           9.2         8.5         8.6        10.0         7.6         8.6         8.0         9.6
EBIT Margin                               7.6         8.6        10.4        11.3         7.6         8.4         2.7        (0.7)
EBITDA Margin                            11.4        12.9        13.2        14.8        11.3        12.3         6.3         3.5
Capex % of Sales                          6.2         9.2         8.7        11.2         7.6         6.4         5.4         4.0
Allow. for Doubtful A/R% of A/R           6.2         7.5         5.8         5.1         7.6         7.8         7.9          NA

EBIT                                  $  27.8     $  28.6     $  43.6     $  44.1     $  28.1     $  30.5     $  11.0     $  (2.8)
Deprec. & Amort.                         14.0        14.2        12.0        13.8        13.6        14.3        15.3        16.9
                                      -------     -------     -------     -------     -------     -------     -------     -------
  EBITDA                                 41.8        42.8        55.5        58.0        41.7        44.7        26.3        14.1
Capex                                    22.6        30.4        36.6        44.0        28.0        23.1        22.5        16.1
                                      -------     -------     -------     -------     -------     -------     -------     -------
  Free Cash Flow                      $  19.2     $  12.4     $  18.9     $  14.0     $  13.7     $  21.6     $   3.8     $  (2.1)
                                      =======     =======     =======     =======     =======     =======     =======     =======

EBIT/Int.                                 1.7x        1.7x        2.3x        2.3x        1.4x        1.5x        0.5x       (0.1)x
EBITDA/Int.                               2.5         2.5         2.9         3.0         2.1         2.3         1.2         0.5
Free Cash Flow/Int.                       1.1         0.7         1.0         0.7         0.7         1.1         0.2        (0.1)

Days Payable (COGs)                        29          26          30          38          40          53          45          30
Days Receivable (Net)                      58          57          60          57          64          66          71          60
Days Inventory (COGs)                     115         135         112         128         141         154         113         105

(1) Numbers may not sum due to rounding.



(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                                 Pillowtex Corp. - March 2, 2000


                                   EXHIBIT B

COMPARABLE COMPANY ANALYSIS
($ in millions, except per share data)

                                                                     WESTPOINT(3)                  SPRINGS
                                         PILLOWTEX(1)                     STEVENS               INDUSTRIES
                                         ------------                ------------               ----------
Ticker Symbol                                    PTX                          WXS                      SMI
LTM Period Ended                              1/3/00                     12/31/99                   1/1/00
Stock Price as of 2/28/00                     $4 5/8                      $17 1/4                      $34
52-week High/Low                     $ 25 3/4/ 2 3/4             $37 9/16/ 13 3/4         $44 1/2/ 27 1/16
Shares Outstanding (mm's)                       14.2                         49.4                     17.9

CAPITALIZATION:
Cash & Equivalents                   $           6.0             $            0.2         $           4.21
Total Debt                                   1,068.9                      1,469.1                    340.6
Equity Value                                   139.7                        852.2                    608.6
                                     ---------------             ----------------         ----------------
Total Enterprise Value ("TEV")       $       1,202.6             $        2,321.1         $          945.0
                                     ===============             ================         ================

REVENUES:
LTM                                  $       1,552.1             $        1,883.3           $      2,220.4
1998                                         1,509.8                      1,779.0                  2,180.5
1997                                           580.0                      1,657.5                  2,226.1
1996                                           490.7                      1,501.8                  2,221.0

EBITDA/MARGIN:
LTM                                  $         126.8    8.2%     $          352.1   18.7%   $        231.8    10.4%
1998                                           198.1   13.1                 328.9   18.5             191.5     8.8
1997                                            58.3   10.1                 292.1   17.6             213.6     9.6
1996                                            50.9   10.4                 265.5   17.7             203.2     9.1

CAPITAL EXP./% OF SALES:
LTM                                  $          89.8    5.8%     $          148.6    7.9    $        155.0(4)  7.0%
1998                                           133.6    8.8                 147.5    8.3             120.5     5.5
1997                                            84.1(2) 4.7(2)              152.1    9.2              99.3     4.5

EARNINGS PER SHARE (FY ENDING):
LTM EPS                              $         (2.25)            $           1.84           $         3.80
I/B/E/S Projected FY 2000 EPS                   1.09                         2.17                     4.52
I/B/E/S Projected FY 2001 EPS                   1.15                         2.52                     5.00

MARKET VALUATION:
TEV/LTM Revenue                                  0.8x                        1.2x                      0.4x
TEV/LTM EBITDA                                   9.5                         6.6                       4.1

LTM PRICE TO EARNINGS                            NMF                         9.4x                      8.9x
FY 2000E P/E                                     4.2x                        7.9                       7.5
FY 2001E P/E                                     4.0                         6.8                       6.8

                                     Largest bathtowel and       Largest sheet and pil-     Second largest sheet
                                     third largest sheet and     lowcase producer and       and pillowcase pro-
                                     pillowcase producer in      #2 bathtowel maker.        ducer and #3 bathtowel
                                     U.S. Also #1 in pil-        Each line accounts for     maker.  Also bathrugs,
                                     lows, mattress pads,        one-third of sales.        pillows (with acquisi-
                                     blankets, down com-         Also produces blan-        tion of AFI), and other
                                     forters and kitchen         kets, comforters.          products. Divested
                                     towels, and #3 in                                      several industrial
                                     bathrugs.                                              product and apparel
                                                                                            lines, but retains minor
                                                                                            non-home textile prod-
                                                                                            uct segment.


                                          DAN RIVER
                                          ---------
Ticker Symbol                                   DRF
LTM Period Ended                             1/1/00
Stock Price as of 2/28/00                    $5 1/2
52-week High/Low                    $10 7/16/ 4 3/8
Shares Outstanding (mm's)                      23.2

CAPITALIZATION:
Cash & Equivalents                  $           2.1
Total Debt                                    314.8
Equity Value                                  127.6
                                    ---------------
Total Enterprise Value ("TEV")      $         440.3
                                    ===============

REVENUES:
LTM                                 $         628.9
1998                                          517.4
1997                                          476.4
1996                                          379.6

EBITDA/MARGIN:
LTM                                 $          89.5    14.2%
1998                                           82.6    16.0
1997                                           77.6    16.3
1996                                           47.3    12.5

CAPITAL EXP./% OF SALES:
LTM                                 $          36.7     5.8%
1998                                           39.5     6.0
1997                                           35.7     5.1

EARNINGS PER SHARE (FY ENDING):
LTM EPS                             $          0.51(5)
I/B/E/S Projected FY 2000 EPS                  1.01
I/B/E/S Projected FY 2001 EPS                  1.15

MARKET VALUATION:
TEV/LTM Revenue                                 0.7x
TEV/LTM EBITDA                                  4.9

LTM PRICE TO EARNINGS                          10.8x
FY 2000E P/E                                    5.4
FY 2001E P/E                                    4.8

                                      Fourth largest
                                      sheet producer.
                                      No towel produc-
                                      tion. Also some
                                      apparel and in-
                                      dustrial fabrics.


(1) Equity value for Pillowtex includes $74.0 million of convertible preferred stock. Cash is estimated.

(2) Pro forma including Leshner and Fieldcrest revenue and capital expenditures.

(3) Management has proposed a levered buyout at $21/share.

(4) LTM through 10/2/99.

(5) Excludes 12 cents non-recurring gain.

(C) 2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                                Pillowtex Corp. -- March 2, 2000

                                   EXHIBIT C

BATH RUGS
($ in millions)

                                              1998
                                              Sales
                                              -----
1.     Mohawk Industries                  $     205
2.     Springs Industries(1)                    160
3.     Pillowtex                                45
4.     Maples Industries                        40
5.     Georgia Tufters                          30

(1)    Includes Regal Rugs, acquired in 1999.


BLANKETS
($ in millions)

                                                1998
                                               Sales
                                               -----
1.     Pillowtex                             $  155
2.     Sunbeam                                  119
3.     Charles D. Owen, Mfg.                     84
4.     Westpoint Stevens                         80
5.     Chatham Consumer Products                 19

DOWN COMFORTERS
($ in millions)

                                               1998
                                              Sales
                                              -----
1.     Pillowtex                             $   67
2.     Pacific Coast Feather                     50
3.     Hollander                                 39
4.     Phoenix Down                              17
5.     California Feather & Down                 16
6.     United Feather & Down                     16

BATH TOWELS
($ in millions)

                                              1998
                                              Sales
                                              -----
1.     Pillowtex                             $  700
2.     Westpoint Stevens                        640
3.     Springs Industries                       192
4.     Santens of America                        40
5.     1888 Group-Southern Terry                 25
                                             ------
       Total U.S. Consumption                $1,987
                                             ======

NON-DOWN COMFORTERS/BEDSPREADS
($ in millions)

                                               1998
                                              Sales
                                              -----
1.     Springs Industries                   $   290
2.     Dan River                                185
3.     Westpoint Stevens                        170
4.     Pillowtex                                120
5.     Croscill                                  90


KITCHEN TEXTILES
($ in millions)

                                               1998
                                              Sales
                                              -----
1.     Pillowtex(1)                           $  55
2.     Barth & Dreyfuss                          54
3.     Franco Mfg.                               40
4.     Cecil Saydah                              38
5.     Town & Country                            15

(1)    Includes Leshner from July on.

                SOURCE: HOME TEXTILES TODAY, U.S. CENSUS BUREAU

(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                                 Pillowtex Corp. - March 2, 2000

MATTRESS PADS
($ in millions)

                                               1998
                                              Sales
                                              -----
1.     Louisville Bedding                     $  78
2.     Pillowtex                                 70
3.     Perfect Fit                               60
4.     Hollander                                 14
5.     Pacific Coast Feather                     11

SHOWER CURTAINS
($ in millions)

                                               1998
                                              Sales
                                              -----
1.     Springs Industries                     $  75
2.     Ex-Cell Home Fashions                     55
3.     Allure Home Creation                      48
4.     Maytex Mills                              32
5.     Creative Bath Products                    24

SHEETS/PILLOWCASES
($ in millions)

                                               1998
                                              Sales
                                              -----
1.     Westpoint Stevens                    $   670
2.     Springs Industries                       625
3.     Pillowtex                                280
4.     Dan River                                210
5.     Thomaston Mills                           90
                                             ------
       Total U.S. Consumption 1998           $2,182
                                             ======


SLEEP PILLOWS
($ in millions)

                                               1998
                                              Sales
                                              -----
1.     Pillowtex                              $ 155
2.     Hollander                                 92
2.     Pacific Coast Feather                     92
3.     Spring Industries(1)                      57
4.     Westpoint Stevens(2)                      43

(1)    1998 sales of AFI, purchased by Springs in 1999.

(2)    1998 sales of Liebhardt purchased by Westpoint in Mills 1999.


THROWS
($ in millions)

                                               1998
                                              Sales
                                              -----
1.     Crown Crafts                           $ 107
2.     Manual Woodworkers & Weavers              66
3.     Biederlack of America                     43
4.     American Weavers                          40
5.     Pillowtex                                 25

                SOURCE: HOME TEXTILES TODAY, U.S. CENSUS BUREAU

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                                       23

SPRINGS INDUSTRIES

APPENDIX 3
GLENOIT RESEARCH



-----------
GREENWICH
CREDIT
RESEARCH
& TRADING
CONNECTICUT
-----------

                         CREDIT RESEARCH & TRADING LLC

                               GLENOIT CORPORATION

                         Research Notes - April 19, 2000


                                                       Ethan Schwartz
                                                       Vice President
                                                       (203) 629-6461
                                                       eschwartz@crtllc.com

I. DESCRIPTION OF SECURITIES
($'s in millions except per share data)

                                                                                         Market
                                                                                         ------
       Security                      Maturity             Ratings   Amount         Bid/Ask     Value     YTM
       --------                      --------             -------   ------         -------     -----     ---
Libor+350 Working Capital(1)(2)      12/31/03             Caa1/D    $    48.0      68/78       $  35.0   20.3%
Libor+350 Term A(1)(3)               12/31/03             Caa1/D         36.9      68/78          26.9   26.5
Libor+425 Term B(1)(4)               6/30/04              Caa1/D         68.2      68/78          49.8   20.1
                                                                    ---------
Total Secured Debt                                                       153.1

11% Senior Sub. Notes(5)             4/15/07              Ca/D            95.0      5/10        $  7.1    151.6%
                                                                    ---------
Total Debt Outstanding                                              $    248.1
                                                                    ==========


(1)   Estimated as of April 17, 2000. Secured by most of Glenoit's assets.

(2) $65 million commitment, reduced to $48.3 million (including $3.3 million for letters of credit) on March 16, 2000 with availability limited by a borrowing base of inventory and receivables, prior to default.

(3) Amortizes at $1.5 million per quarter in 2000, $1.75 million in 2001, $2.250 in 2002, and $3.75 million in 2003.

(4) Amortizes at 0.175 million per quarter through 2003, and $3.75 million in Q1 2004, terminating in Q2, 2004.

(5) Guaranteed by Glenoit and most of its operating subsidiaries, including APE and Ex-Cell. Coupons April 15th and November 15th.

II.  SUMMARY AND INVESTMENT RECOMMENDATION

      Glenoit Corporation's very highly levered capital structure (total debt stands at some 7.5x LTM EBITDA) is in a state of collapse. After having amended the terms of its bank debt facility five times over recent periods, the Company failed to make a $2 million amortization payment to its bank group on February 23rd. The Company subsequently failed to make the April 15th cash coupon payment due on its $95 million 11% Senior Subordinated Note issue, due 4/15/07 (the "Notes"). We anticipate a bankruptcy filing to be made very shortly.

      The Company is a designer, marketer and manufacturer of textile products operating in two relatively distinct business segments: apparel fabrics and home furnishing products. These two segments have experienced sharply divergent fortunes over the past two years. Faced with a surge in imports of inexpensive Asian polar-fleece and fleece garments, the apparel fabric segment has seen sales and profit levels plummet. Largely reflecting the acquisitions in late-1998 and early-1999 of two companies specializing in the import and marketing of home furnishing items from low-cost countries, the home furnishing segment has gained scale and has demonstrated positive performance and improving levels of profitability. Importantly, we believe Glenoit's two business segments should not only be evaluated and valued separately, but are, in fact, operationally separable.


The information in this report has been obtained from sources which Credit Research & Trading LLC ("CRT") believes to be reliable. However, CRT does not guarantee its accuracy, and such information may be incomplete or condensed. Opinions in this report represent CRT's position as of this date and are subject to change without notice. This report is for informational purposes only and is not intended as an offer or solicitation in regard to the purchase or sale of any security. CRT and/or its officers and employees may from time to time acquire, hold, or sell a position in the securities mentioned herein. Upon request, CRT will furnish specific information in this regard. If CRT is involved in the purchase or sale of any security, CRT may act as principal for its own account or as agent for both the buyer and the seller.

                                            Glenoit Corporation - April 19, 2000


      In our view, Glenoit's comparatively sound and attractive home furnishings business segment holds a capable competitive profile and meaningful enterprise value - although the 2001 enterprise value we assign that segment ($140 million
- utilizing a 5.5x multiple of projected EBITDA) falls well short of the balance of total debt anticipated to be outstanding (in excess of $250 million). Indeed, absent the addition of the cash build projected to occur during the antici-pated one-year reorganization period ($17 million), the enterprise value we assign to the home furnishings business is less than the balance of the debt projected to be outstanding under the Company's senior secured bank debt facility ($153 million, plus accrued interest of approximately $15.0 million during restructuring).

      The future and valuation of Glenoit's apparel fabrics business is far more problematic. Given the severe competitive pressures facing, and small scale (projected 2001 sales of $75 million) of, that segment, the scenario we believe to have the greatest probability of occurring entails either its closing (exerting a somewhat negative effect on total enterprise value) or its sale (exerting at best a neutral effect on total enterprise value). We can assign only a one-in-three probability that the apparel fabrics segment will be operating profitably as a part of Glenoit in 2001, and, even then, only marginally so with a continued adverse view of its prospects over the intermediate and longer term.

      As a result of our views of the prospects and values of the two business segments, we are left evaluating the merits of an investment in Glenoit's various tiers of securities based on the projected core enterprise value of the home furnishings segment, with the apparel fabrics segment providing only an element of speculative option value within that evaluation process.

      Three considerations add significant adverse pressure to our investment view and valuation of the outstanding senior secured bank debt. First, given questions which could reasonably arise as to the adequacy of the security supporting the senior secured facilities and the degree of impairment which could occur, there is a notable risk that the senior facility may not be allowed to accrue post-petition interest (much less receive adequate protection payments along the way). Second, the senior facility is likely to be converted as a result of the restructuring into a package of senior debt (35% of the recovery), longer-dated subordinated debt (15%), and common equity (50%). And, third, given the view that every tier of securities below the senior secured tier may be extinguished without attributed value of any real consequence, the reorganization process could prove to be a more difficult and protracted one than the one-year period envisioned here. The consequence of these considerations on the estimation of current investment value is the ap-plication of a particularly high overall discount rate to projected enterprise value (40% on the equity component; 30% on the subordinated debt component; and 20% on the senior debt component; produces a blended rate of return of 32%).

      THE SUM OF OUR BASIC ASSESSMENTS IS THAT THE SENIOR BANK FACILITY PRESENTS A POSITIVE RISK/REWARD INVESTMENT PROFILE ONLY WHEN PRICED AT OR BELOW THE MID-70S, AND ONLY FOR THOSE

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                                        2

                                            Glenoit Corporation - April 19, 2000


WILLING TO RECEIVE HIGHLY ILLIQUID EQUITY IN A RESTRUCTURING. THE SENIOR SUBORDINATE TIER HAS, AT BEST, HIGHLY SPECULATIVE OPTION VALUE IN THE SINGLE DIGITS.

      The option value associated with the Notes, for those speculative investors willing to pursue it, stems from four principal sources of opportunity. FIRST, A STRONG PERFORMANCE IN THE INTERIM BY THE APPAREL FABRICS SEGMENT COULD ESTABLISH A POSITIVE ENTERPRISE VALUATION TO BE ASSIGNED TO THAT SEGMENT IN 2001 OF, ON THE HIGH SIDE, SOME $30 MILLION. As noted above, we think that outcome is, at best, a one-in-three possibility. Second, Citicorp Venture Capital, Glenoit's equity sponsor, could seek to overcome (or materially offset the impact of) the pending financial collapse by injecting a significant new equity investment sufficient to stabilize the bank debt facility and buyout the Notes at a price level above their intrinsic worth on a stand alone basis. Such a step by Citicorp Venture would boost the value of both the outstanding bank debt (by reducing the degree of both impairment and equitization - and, thereby, reduce the risk adjusted time value discount being applied) and the Notes. Third, it would appear likely that the Notes would receive some level of "performance equity" (e.g., warrants) designed to capture a degree of value if the Company's restructured operation(s) were to perform at well above expected levels over the long term. And, fourth, some level of "nuisance" value could well reside with the subordinated debt tier - to the detriment of the senior tier.


      There is also some possibility that the home furnishing segment could be sold as a part of the restructuring process. If such a sale were to occur anywhere in the neighborhood of our enterprise estimate, the consequence on the current value of the bank debt could be notably positive due to the potential elimination or reduction of the severe discount rates being applied to assess the package of securities expected to makeup the tier's investment value.

      While it is hard to argue against the view that a certain level of investment value resides in the bank debt and the Notes due to the above "options", in whatever combination, we believe such value, at best, is very speculative in nature and has little measurable present value, perhaps cents on the dollar for the Notes. At the end of the day, the detrimental prospects of a more contentious reorganization process and far longer restructuring window than those envisioned outweigh the positive prospects associated with these options.


III.  COMPANY OVERVIEW AND DISCUSSION

      FABRIC PRODUCTS. Until late 1998, Glenoit was known predominantly as a producer of knit pile fabrics made from sliver, or loose bundles of fibers formed in a stage prior to fiber's conversion into yarn. Glenoit uses predominantly acrylic slivers to produce berber-style pile fabrics for outerwear and sportswear. Glenoit's fabrics compete with "polar"-style fleece such as Polartec, produced by Malden Mills Industries, Inc., and fleece products from Dyersburg Corporation. The surge in the popularity of polar fleece helped Glenoit's fabric sales grow from $79.4 million in 1997 to $107.1 million the following year.



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                                        3

                                            Glenoit Corporation - April 19, 2000


      In addition to polar-style pile fabrics, Glenoit also produces a wide-range of imitation fur fabrics and higher-end synthetic fabrics for fashion apparel, uniforms, and other apparel.

      Glenoit's fabric sales hit a wall in 1998 - holding roughly flat at $106.7 million, with EBITDA margins deteriorating by 4 percentage points, to 23.1% from 27.4% in 1997. Sales dropped to $74.6 million for 1999, with EBITDA margins falling further to 17.7% (excluding $13.1 million in restructuring charges).

      Chief factors underpinning the fabric segment's difficulties include:

- A SURGE IN LESS EXPENSIVE IMPORTS FROM ASIA: In only two years, Asian imports arriving both as raw fabric and finished goods have come to dominate the U.S. polar-fleece market. Several apparel manufacturers and importers who were significant customers of Glenoit's in prior years told us that they now purchase predominantly from Taiwanese and other Asian manufacturers, whose products can cost up to 75% less than those from U.S. producers such as Glenoit, Dyersburg, or Malden Mills.

      - One fleecewear producer laid out swatches of polar-style fleece made in mainland China next to Glenoit and Dyersburg swatches, and asked us to tell the difference. We could not.

-     LOSS OF DESIGN AND TECHNOLOGICAL ADVANTAGE FOR PERFORMANCE AND ACTIVEWEAR:
      As little as nine months ago, U.S. firms such as Dyersburg and Glenoit asserted that they could protect market share against Asian firms through innovation. That view has changed following the 1999-2000 winter. Recently, an executive at one major U.S. fleecewear producer told us that there was "nothing more" that his or other U.S. firms could do to their poly-fleece to distinguish it from Asian product for the vast majority of activewear end-uses.

- FASHION MOVEMENT AWAY FROM GLENOIT'S BERBER-STYLE OF FLEECE: Glenoit has a somewhat distinct line of "berber" style pile fabrics that can be distinguished from Polartec-style fleece, and that in the past enjoyed some fashion appeal. We've heard from several Glenoit customers that this appeal has faded, as evidenced by The Gap's decision to downplay berber-style products in this past winter's fashion lines.

- NO BRAND-NAME ADVANTAGE BY GLENOIT: Glenoit's fabrics lack the brand-recognition and advantage enjoyed by Malden Mills' Polartec line, and have therefore been more easy to replace with generic, low-cost fleece products.

      Glenoit's Chief Executive, Tom O'Gorman, has acknowledged that the influx of commodity fleece for most activewear garments is irreversible, and that revenue is unlikely to climb back to levels enjoyed in 1998. In recognition of the permanent impairment to fabric revenue, the Company in 1999 closed its Tennessee production facility and reduced capacity by 1/3rd, a move that is expected to yield approximately $5 million in annual savings, by Company esti-mates. While EBITDA margins in the high 20s such as those enjoyed during berber's hey-day appear very unlikely to repeat, the Company believes that cost-cutting measures could allow the

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                                        4

                                            Glenoit Corporation - April 19, 2000


fabric business to continue to enjoy mid-teen EBITDA margins. Q3 and Q4 1999 EBITDA margins did improve over fiscal 1998, despite the deterioration in sales, following restructuring charges in Q1.

      Glenoit asserts that after losing a large-slice of its activewear fleece business, Glenoit can retain approximately $75 million in annual sales of faux fur and other, more fashion-oriented sliver-pile fabrics. The argument is that apparel manufacturers who work with these fabrics are less price-sensitive and more reliant on design innovation and close collaboration with U.S.-based fabric suppliers for continual fashion updates. We have spoken with several Glenoit customers who believe that garment makers could continue to purchase a core quantity of fabric from Glenoit for certain fashion products, particularly for products for which response times are compressed and seasonal and design needs change several times a year. The question is whether sales have now fallen to that core level, or will continue to deteriorate to the point at which Gle-noit's fabric business is no longer viable.

HOME PRODUCTS

      Through Q3 of 1998, Glenoit had only about $40 million in annual home product sales, largely of printed area rugs and mats - many of which were and still are printed on Glenoit-manufactured fabric.

      In October of 1998, the Company made the first of two acquisitions of businesses with product lines and operating models that were very new for Glenoit. American Pacific Enterprises, Inc. ("APE"), purchased for $57.8 million plus earn outs of $12 million in 1998, or approximately 1.0 x 1997 sales and 6.7 x EBITDA, is a designer, sourcer, and distributor of an array of mostly "top of the bed" home products including quilts, comforters, shams and pillowcases. Almost 100% of APE's product lines are imported from Asia.

      In February of 1999 Glenoit purchased Ex-Cell Home Fashions, Inc. ("Ex-Cell") for $50 million, or approximately 0.7x FY1998 sales and 6.4x EBITDA. Ex-Cell is the #2 distributor of shower curtains in the U.S. behind Springs Industries, Inc., and is also a major vendor of decorative pillows and table linens.

      Pro-forma for the acquisitions, Glenoit's home furnishing sales grew 16% to $229 million in 1999 from $198 million the year earlier. We believe that both Ex-Cell and APE are positioned for continued growth in sales, profitability and return on invested capital over the next few years, for a variety of reasons:

- APE AND EX-CELL ARE BOTH PREDOMINANTLY IMPORTERS OF PRODUCT: Among Ex-Cell's and APE's greatest competitive advantage is that they are both predominantly importers, rather than domestic producers, of the products they sell. APE sources nearly all the quilts, bed-items and other products that it distributes from low-cost Asian manufacturing facilities; Ex-Cell imports some 60% of the value of its products from Asia and Eastern Europe, sourcing in the U.S. only those items which are costly to transport - such as heavy stuffing for decorative pillowcovers produced in India, in order to complete production in the U.S. The specialization in imports means that both companies are able to


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                                        5

                                            Glenoit Corporation - April 19, 2000


      take advantage of the surge in low-priced overseas goods that has driven home textile prices down and threatened the margins available on U.S. produced goods.

      Most participants in the home textile trade believe that import specialists such as Ex-Cell and APE will take an ever greater share of the U.S. textile market by matching their design and distribution skills to overseas manufacturing resources in order to offer items at prices that U.S. makers will have difficulty matching. Some of the home textile indus-try's most-respected businessmen, such as Bob Gehm, formerly President of Domestic Sales at Westpoint Stevens, Inc., and Jim Fitzgibbons, formerly Chairman and CEO of Fieldcrest, have recently left established U.S. manufacturers to join smaller import specialists that follow business models closer to APE's and Ex-Cell's.

- APE AND EX-CELL MAINTAIN RELATIVELY FEW MANUFACTURING ASSETS: Both APE and Ex-Cell are predominantly designers and distributors of product, sourcing the items in their collections from overseas manufacturers. As such, they concentrate on marketing and design strengths, which are their core talents. They also operate with relatively low capital invested in their businesses, avoiding some of the dangers of stranded assets and shifts in market-share that have plagued U.S. home and apparel textile firms. Capital expenditures have run just under 1% of sales for APE, and near 1.5% for Ex-Cell.

      - In essence, both companies follow the "de-integrated" model that the largest apparel firms, such as Sara Lee (Hanes) have pursued in response to import and other challenges. Such challenges have to date afflicted the apparel side of the textile business, but are beginning to appear in home textiles.

- HIGHLY RESPECTED MANAGEMENT TEAMS AND ORGANIZATIONS: Customers, former employees and competitors with whom we have spoken have described both APE and Ex-Cell as highly respected businesses which have pioneered profitable shifts toward sophisticated U.S. design coupled with overseas sourcing. Tom O'Gorman, Glenoit's Chairman and CEO, is also well respected.

      - A key issue is whether Glenoit can retain key personnel in a restructuring, or whether key personnel would remain with APE and Ex-Cell if they were acquired.

-     APE AND EX-CELL ARE STEADILY ADVANCING THE QUALITY AND BREADTH OF THEIR
      PRODUCTS: While originally focussed on more basic products, both companies have shown an ability to develop mid-tier licensed product lines and more substantial programs for important retailers. APE recently undertook to provide the BEYOND private label program for Bed Bath & Beyond, and has begun shipping the MATCHED LIVING program to Linen 'N Things. APE also has penetrated Mervyn's, a unit of Target, with a "shabby chic" program, and holds the license for Nautica bed products. Ex-Cell holds the license to produce matching table linens for china manufacturer Pfaltzgraff.

      In sum, APE and Ex-Cell have pioneered a nimble and flexible business model - one that has attracted some of the industry's most savvy business people over the past several years. De-



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                                        6

                                            Glenoit Corporation - April 19, 2000


spite the successes achieved to date, the radical changes underway in the textile industry mean that their ongoing success is not assured. We would note several risks:

- REDUCTIONS IN QUOTAS AND TARIFFS COULD INCREASE COMPETITION: As quotas in products from WTO member countries are eliminated in 2004, more U.S. firms may begin to develop low-cost overseas product, devaluing APE's and Ex-Cell's import capabilities. A myriad of small, nimble firms specializing in imports have cropped up in recent years - such as Davidson Cotton Company, Franco Manufacturing (which holds the Hanes home textile license) and Haywin Textile Products (which distributes product sourced predominantly in Mexico under the Fruit of the Loom label). So far, these firms appear to be taking market share away from higher-cost U.S. manufacturers, rather than from one another.

- CHALLENGE TO MAJOR U.S. PRODUCERS COULD BACKFIRE: Faced with an onslaught of imported product, major U.S. producers have themselves begun to turn increasingly to imports to fill in their product lines. Springs Industries, Inc. has begun sourcing some of its Springmaid towels for Wal-Mart in India, for example, and Dan River, Inc. recently acquired an Asian import specialist similar to APE. Most industry observers believe it is inevitable that the majors' reliance on imports will accelerate as quotas are removed and tariffs come down further. While that could lead to more acquisitions of companies such as APE and Ex-Cell by the large U.S. producers, it could also convince the larger firms to develop import capacity on their own, and bring their scale and weight to bear against smaller competitors.

- QUOTAS AND TRADE BARRIERS CONTINUE TO POSE CHALLENGES: While quotas are scheduled to come down for WTO member countries in 2004, the landscape is not without risks. Where quotas remain, the right to use a quota to export to the United States remains a hotly contested privilege. APE, for example, has shifted some of its sourcing to Bangladesh from China because of a loss of quota rights apportioned to the Chinese firms on which APE had relied for product. As more U.S. firms import from countries facing quotas, quota rights in those countries may become scarcer and more difficult to obtain.

      - Glenoit suffered some deterioration in its EBITDA margin over Q4 1999 due to the shift in sourcing to Bangladesh.

- HOME TEXTILES REMAIN HIGHLY CYCLICAL: APE and Ex-Cell face all the risks borne by most home textile companies associated with the fact that spending on home textile items remains highly tied to the economic cycle. In addition, to the extent that APE and Ex-Cell purchase most of their product in foreign currencies, they could be exposed to any sharp appreciation of Asian currencies.

- UNCLEAR HOW APE AND EX-CELL WILL BE INTEGRATED WITHIN GLENOIT: To date, Glenoit has taken an almost wholly hands-off approach to APE and Ex-Cell, allowing each of them to be run almost entirely as separate operating entities. Both APE and Ex-Cell have their own offices, showrooms, and teams. It would seem inevitable that APE and Ex-Cell


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                                        7

                                            Glenoit Corporation - April 19, 2000


      would be integrated at some point to seize operating and strategic synergies. How that could occur (and how an integrated business could retain key personnel, including some of the businesses' founders) is unclear.


IV.  CAPITAL STRUCTURE AND LIQUIDITY

      As of January 2, 2000 Glenoit had some $237.7 million in debt, or 7.5x LTM EBITDA (excluding restructuring charges). LTM EBITDA excludes about one-month of earnings from Ex-Cell. We estimate that $37.6 million was outstanding under the Working Capital Facility, with $36.9 million outstanding under Term A and $68.2 million under Term B. A total of $142.7 million outstanding under these facilities was secured by most of Glenoit's assets and those of its subsidiaries, with the exclusion of certain Canadian assets. The Working Capital Commitment and the Term A Loan were priced at Libor + 350; the Term B Loan is at Libor + 425.

      Officials at Glenoit have told us that borrowings stood at roughly $153 million on April 15, 2000, with $48 million outstanding under the Working Capital Facility.

      Glenoit failed to make a $2 million amortization payment on February 23, 2000, causing an event of default. The default was waived through April 10th. The facility had already been amended five times, mostly recently in November, due to repeated violations of leverage, coverage and other ratios.

      The coupons on Glenoit's $95 million 11% Senior Sub Notes due April 15th, 2007 are payable each April and November 15th. The Notes are guaranteed by Glenoit and most of its operating subsidiaries, including APE and Ex-Cell. Glenoit failed to make a coupon payment on April 15, 2000, and is now within a 30-day grace period.

      Glenoit is currently in discussions with its bank facility lenders regarding the default. We understand that the bank group would like Citicorp Venture Capital, Glenoit's principal equity sponsor, to contribute additional equity in order to help Glenoit meet working capital needs for the second and third quarter inventory build.

      Glenoit's high degree of debt leverage (total debt stands at some 6.9x our projected $35.2 million of FY2000 EBITDA if fabric remains a going concern) would be expected to make the pending restructuring a difficult and painful undertaking. Citicorp's chief remaining investment in Glenoit, other than equity in a holding company that we believe has no value, is a $12 million junior preferred instrument from the holding company. We believe that preservation of that investment does not give Citicorp the incentive to inject additional capital into the Company. The bank group is led by Banque Nationale de Paris which, unlike other banks involved in textile lending, such as Nationsbank or First Union, has little exposure to the textile business and, therefore, little franchise to protect and incentive to help sustain Glenoit.


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                                        8

                                            Glenoit Corporation - April 19, 2000


V.  COMPARABLE COMPANIES AND TRADING MULTIPLES

      Glenoit's home furnishings operations - APE, Ex-Cell, and the original printed rug business - compete broadly against smaller product lines embedded within the large, public home textile companies - Springs Industries, Inc., Westpoint Stevens, Inc., Dan River, Inc., Pillowtex Corporation, and to some degree both Burlington Industries and Mohawk Industries in rugs. However, the large companies are of a vastly larger scale than Glenoit, and have a sharply differing operating model - relying to a far greater degree on U.S.-based manufacturing. Glenoit's closest comparables on the home side are several smaller companies that, like Glenoit, focus on niche product segments which they source in part through imports. These include Davidson Cotton, Franco Manufacturing, Haywin Textiles, Croscill, Veritex, and Crown Craft.

      On the apparel side, Glenoit's closest competitor is Dyersburg Corporation, which produces a polyester fleece product that competes with Glenoit's berber lines. Dyersburg does not provide a clear multiple comparison because it too faces a potential restructuring, with its equity trading below $1 per share and debt priced in the high 30s% to low 40s% of par. Broadly speaking, Glenoit could also be compared to U.S.-based textile manufacturers such as Galey & Lord, Inc. which produces denim, cotton casual, and other fabrics, and Cone Mills Corporation, which produces denim and other fabrics. Burlington Industries produces both apparel fabrics such as denim and worsteds, and a broad array of home fabrics, including rugs and some bedding products which compete with Glenoit.

      Several of Glenoit's comparable companies - most noteably Pillowtex, Galey & Lord, Cone Mills, and Burlington Industries, are trading at stressed or distressed levels with deep discounts on their debt securities. Such anticipation of restructuring makes direct valuation comparisons difficults. Relatively healthy home textiles companies such as Springs, Westpoint and Dan River are trading at an average 5.3x LTM EBITDA multiple, or 0.8x LTM Revenue. Cone, Burlington and Galey are trading at an average 7.3x LTM EBITDA multiple if debt is valued at par. However, given that much of Cone and Galey's capital structures are trading at 30-40% of par value, actual market valuations would be closer to 5.0x LTM EBITDA or lower.


VI.  VALUATION

      Our valuation assumes that Glenoit will be forced to file for a financial restructuring shortly. Such a restructuring would take approximately one year, by our estimate. We assume that special charges during that period would equal approximately $17 million. We also project that working capital balances would be sufficient to establish an adequate Debtor-in-Possession facility and that cash flow during the period would be sufficient to allow the DIP to be worked back to zero by the end of the restructuring and still leave a cash build of some $17 million upon emergence from a restructuring.

      Given the difficulties facing the fabric division, for our base case valuation we assume that only the home division will continue to function as a going concern upon emergence from bankruptcy. Our projections call for the home division to produce $28.7 million in EBITDA in FY2000. The division would also absorb some $3.4 million in corporate expenses, roughly half


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                                        9

                                            Glenoit Corporation - April 19, 2000


the current level. We would value the division based on a 5.5x 2001 projected EBITDA multiple. Enterprise value, before any cash build, would come to $139.2 million.

      Including our projected cash build, total value available for distribution to the prepetition secured debt would be $156.2 million, or roughly equal to repetition secured debt of $153.1 million. Accrued interest to the restructuring date would be approximately $15 million. We would discount the distribution at 31%, to yield a fair present value of approximately $112.7, or 77.8% of estimated outstanding principal (31% represents the blended return for a 20% discount on 35% secured debt received, 30% discount on 15% subordinated debt received, and 40% on 50% equity received).

      While we could envision a scenario under which the fabric business continues as a going concern, the rapid fall-off in sales coupled with the speed with which other fabric producers have disappeared over the past year makes such an outcome difficult to predict, in our view. Were the fabric division to continue to produce some $13.2 million in EBITDA, and after absorption of an additional $3.4 million in corporate expenses, the division could add some $9.8 million in EBITDA to a post-restructured Glenoit. Valuing that EBITDA at a depressed 3.5x EBITDA multiple yields an enterprise value of $34.3 million. Some $5 million in debt at the non-guarantor subsidiary level would have to be deducted from that figure, leaving $29.3 million in value for distribution to the $95 million in Senior Subordinate Notes and an estimated $20 million in additional trade debt. Discounting that value to the present at 40% yields a fair value of $20.9 million, or roughly 18% of principal on the Senior Subordinate Notes.

      That recovery represents the very top-end of possible outcomes for the Senior Subordinate Notes, in our view. It is equally likely that the business will not be able to continue as a going concern. We therefore believe that at best, the Senior Subordinate Notes possess only a few cents of essentially option value.

      There is both downside and upside potential to our evaluation. Our base case valuation assumes that the fabric business can be shut down essentially without incurring liabilities that exceed liquidation value. That may be overly optimistic. On the other hand, it could be the case that the home furnishings business would be an attractive acquisition for one of the larger home furnishings manufacturers. The business could therefore have an acquisition value somewhat greater than the multiple we have accorded to it, given likely synergies from the elimination of corporate and other costs.


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                                       10

                                            Glenoit Corporation - April 19, 2000


VALUATION ANALYSIS

I. BASE CASE

Home EBITDA                                $      28.7
Corp. EBITDA                                      (3.4)
Multiple                                           5.5x

Enterprise Value                           $     139.2
Plus Cash Build                                   17.0
                                           ------------
Total                                      $     156.2

Discount Rate                                     31.0%
Present Value                              $     119.2
Outstanding Bank Facility                        153.1

Percent of Principal                              77.8%



II. HIGH CASE:      FABRIC CONTINUES

Fabric EBITDA                              $      13.2
Corp. EBITDA                                      (3.4)
Multiple                                           3.5x

Enterprise Value                           $      34.3
Subsidiary Debt                                   (5.0)
                                           ------------
Remaining Value                            $      29.3

Discount Rate                                     40.0%
Present Value                              $      20.9
Outstanding Sr. Sub Notes + Trade                115.0

Percent of Principal                              18.2%




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1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                            Glenoit Corporation - April 19, 2000



                                   EXHIBIT A

COMPARABLE COMPANY ANALYSIS: HOME FURNISHINGS
($ in millions, except per share data)


                                                                       WESTPOINT(3)
                                   PILLOWTEX(1)*                          STEVENS**
                                   ------------                          -------
Ticker Symbol                                 PTX                            WXS
LTM Period Ended                           1/3/00                       12/31/99
Stock Price as of 4/13/00                 $4 1/16                       $17 1/16
52-week High/Low                  $19 7/16 /2 3/4               $37 9/16 /13 3/4
Shares Outstanding (mm's)                    14.2                           49.4

CAPITALIZATION:
Cash & Equivalents                   $        6.0                        $   0.2
Total Debt                                1,068.9                        1,469.1
Equity Value                                131.7                          842.9
                                     ------------                       --------
  Total Enterprise Value ("TEV")     $    1,200.6                       $2,311.8
                                     ============                       ========

REVENUES:
LTM                                  $   1,552.1                        $1,883.3
  1998                                   1,509.8                         1,779.0
  1997                                     580.0                         1,657.5
  1996                                     490.7                         1,501.8

EBITDA/MARGIN:
LTM                                  $     126.8       8.2%            $   352.1      18.7%
  1998                                     198.1      13.1                 328.9      18.5
  1997                                      58.3      10.1                 292.1      17.6
  1996                                      50.9      10.4                 265.5      17.7

CAPITAL EXP./% OF SALES:
LTM                                  $      89.8       5.8%            $   148.6       7.9
1998                                       133.6       8.8                 147.5       8.3
1997                                        84.1(2)    4.7(2)              152.1       9.2

MARKET VALUATION:
TEV/LTM Revenue                              0.8x                            1.2x
TEV/LTM EBITDA                               9.5                             6.6


                                          SPRINGS
                                         INDUSTRIES***                  DAN RIVER****
                                         ----------                     ---------
Ticker Symbol                                   SMI                           DRF
LTM Period Ended                              1/1/00                       1/1/00
Stock Price as of 4/13/00                  $38 15/16                    $   5 3/8
52-week High/Low                  $44 1/2 / 28 11/16              $10 7/16 /4 3/8
Shares Outstanding (mm's)                       17.9                         23.2

CAPITALIZATION:
Cash & Equivalents                        $     4.21                    $     2.1
Total Debt                                     340.6                        314.8
Equity Value                                   697.0                        124.7
                                          ----------                    ---------
  Total Enterprise Value ("TEV")          $  1,033.3                    $   437.4
                                          ==========                    =========

REVENUES:
LTM                                       $  2,220.4                    $   628.9
  1998                                       2,180.5                        517.4
  1997                                       2,226.1                        476.4
  1996                                       2,221.0                        379.6

EBITDA/MARGIN:
LTM                                       $    231.8      10.4%         $    89.5       14.2%
  1998                                         191.5       8.8               82.6       16.0
  1997                                         213.6       9.6               77.6       16.3
  1996                                         203.2       9.1               47.3       12.5
Capital Exp./% of Sales:
LTM                                          $ 155.0(4)    7.0%         $    36.7        5.8%
1998                                           120.5       5.5               39.5        6.0
1997                                            99.3       4.5               35.7        5.1

MARKET VALUATION:
TEV/LTM Revenue                                  0.5x                         0.7x
TEV/LTM EBITDA                                   4.5                          4.9

* Largest bath towel and third largest sheet and pillowcase producer in U.S. Also #1 in pillows, mattress pads, blankets, down comforters and kitchen towels, and #3 in bath rugs.


** Largest sheet and pillowcase producer and #2 bathtowel maker. Each line accounts for one-third of sales. Also produces blankets, comforters.


*** Second largest sheet and pillowcase producer and #3 bathtowel maker. Also bathrugs, pillows (with acquisition of AFI), and other products. Divested several industrial product and apparel lines, but retains minor non-home textile product segment.


**** Fourth largest sheet producer. No towel production. Also some apparel and industrial fabrics.


(1) Equity value for Pillowtex includes $74.0 million of convertible preferred stock. Cash is estimated.

(2) Pro forma including Leshner and Fieldcrest revenue and capital expenditures.

(3)   Management has proposed a levered buyout at $21/share.

(4)   LTM through 10/2/99.

(5)   Excludes 12 cents non-recurring gain.


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                                       12

                                     Glenoit Corporation - April 19, 2000

COMPARABLE COMPANY ANALYSIS:  APPAREL TEXTILES
($'s in millions, except per share data)

                                           GALEY &                 BURLINGTON
                                           LORD*                   INDUSTRIES**                     CONE MILLS(1)***
                                           ----                    ----------                       -------------
Ticker Symbol                               GNL/NYSE                    BUR/NYSE                        COE/NYSE
LTM Period Ended                              1/1/00                      1/1/00                          1/2/00
Stock Price as of 4/13/00                    1 15/16                       3 6/8                           4 3/8
52-Week High/Low                          $5.50/1.25             $10.25 / 2 9/16                $7 3/16 / 3 3/16
Shares Outstanding                              11.9                        53.2                            25.5

CAPITALIZATION:
Cash & Equivalents                         $  (14.0)               $       (32.4)                 $         (1.3)
Total Debt                                    668.1                        904.9                           179.8
Mkt. Equity Value                              23.1                        195.5                           111.5
                                           --------                -------------                  --------------
   Total Enterprise Value ("TEV")          $  677.2                $     1,068.0                  $        290.0(1)
                                           ========                =============                  ==============

REVENUES:
LTM                                        $  908.3                $     1,615.6                  $        616.3
   1999                                       953.1                      1,651.7                           616.3
   1998                                       902.7                      2,010.4                           728.6
   1997                                       493.4                      2,090.7                           716.9

EBITDA/Margin:
LTM                                        $  81.6       8.9%      $       153.6        9.5%      $         36.7(1)     5.8%
   1999                                       88.6       9.2               168.9       10.2                 36.7        5.8
   1998                                      111.1      12.3               269.6       13.4                 39.8        5.5
   1997                                       49.8      10.1               249.7       11.9                 25.6        3.6

MARKET VALUATION:
TEV/Revenue                                   0.75x                         0.66x                           0.47x
TEV/LTM EBITDA                                 8.3                          6.95                             7.9(1)



* 2d largest denim maker in world, and largest U.S. cotton casual fabric maker. Also workwear plants in Europe & U.S., Mexican garment sewing.


** 3d largest denim manufacturer, also has significant worsted wool and synthetic fabric divisions. Home fabric accounts for nearly 50% of revenue.


*** Largest denim manufacturer, also produces cotton casual fabrics, commissioned fabrics. Was the exclusive provider of fabric for Levi's 501 jeans.


(1) Cone LTM EBITDA includes $1.7 million in earnings from ParrasCone. Subtracting approximately $20mm from Cone TEV for 18% ownership of Parras, Cone's TEV/LTM EBITDA would be 7.4x. Yarn-dyed products had negative $4.8 million EBITDA for FY99. Excluding $4.8 million in losses from Cone's
      LTM EBITDA (including ParrasCone) would result in a TEV/LTM EBITDA of
      6.5x.

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                                       13

                      Glenoit Corporation - April 19, 2000


                                   EXHIBIT B

AMERICAN PACIFIC ENTERPRISES, INC.
($'s in millions)

                                        FISCAL YEAR ENDED            9 MONTHS
                                  ---------------------------          ENDED
                                  1995         1996      1997        10/02/98
                                  ----         ----      ----        --------
Net Sales                    $   56.5     $   50.8    $57.9     $       53.3
Cost of Sales                    36.9         34.7     34.7             33.5
                             ---------     --------    -----     ------------
  Gross Profit                   19.7         16.1     23.2             19.8
Operating Expenses               14.1         13.7     15.0             12.3
                             ---------     --------    -----     ------------
  EBIT                            5.6          2.4      8.2              7.5
Interest Expense                  1.7          0.9      0.7              0.6
Tax Expense                       0.1          0.1      0.1              0.1
                             ---------     --------    -----     ------------
    Net Income               $    3.7      $   1.4     $7.4      $       6.7
                             ========      =======     ====      ===========

EBIT                         $    5.6      $   2.4     $8.2      $       7.5
Deprec. & Amort.                  0.6          0.4      0.3              0.2
                             ---------     --------    -----     ------------
EBITDA                            6.2          2.8      8.5              7.7
CapEx                             0.2          0.4      0.6              0.4
                             ---------     --------    -----     ------------
   Free Cash Flow            $    6.0      $   2.4     $7.9      $       7.3
                             ========      =======     ====      ===========

EBITDA % of Sales                 10.9%        5.5%     14.7%            14.5%
CapEx                              0.3         0.7       1.1              0.7
FCF % of Sales                    10.6         4.8      13.6             13.7



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1976 prohibits the reproduction by photocopy machine or any other means of all
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                                       14

                                            Glenoit Corporation - April 19, 2000


                                   EXHIBIT C


EX-CELL HOME FASHIONS, INC.
($'s in millions)

                                                 6 Months
                                 Year Ended       Ended
                                  6/30/98        12/31/98
                                  -------        --------
Net Sales                           $78.7          $44.1
Cost of Goods Sold                   53.6           30.4
                                    -----          -----
  Gross Profit                       25.1           13.6
Marketing & Design                   12.7            7.4
S,G&A                                 5.3            1.8
                                    -----          -----
  EBIT                                7.2            4.4
Interest & Financial Exp.             2.3            1.2
Tax Expense                           1.8            1.2
                                    -----          -----
    Net Income                      $ 3.0          $ 2.1
                                    =====          =====

EBIT                                $ 7.2          $ 4.4
Deprec. & Amort.                      1.6            0.8
                                    -----          -----
EBITDA                                8.7            5.2
CapEx                                 1.2            0.7
                                    -----          -----
    Free Cash Flow                  $ 7.5          $ 4.5
                                    =====          =====

EBITDA % of Sales                    11.1%          11.9%
CapEx % of Sales                      1.5            1.6
FCF % of Sales                        9.6           10.3


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1976 prohibits the reproduction by photocopy machine or any other means of all
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                                       15

                                            Glenoit Corporation - April 19, 2000


                                   EXHIBIT D


GLENOIT CORPORATION
($'s in millions)

                                                                      Quarters Ended
                                                                      --------------
                                 4/4/98     7/4/98      10/3/98    1/2/99       4/3/99       7/3/99      10/3/99        1/2/00
                                 ------     ------      -------    ------       ------       ------      -------        ------
Net Sales                       $38.8       $49.2       $ 45.1    $  39.0        $ 54.9        $81.3        $86.0        $72.6
Cost of Sales                    27.2        31.9         31.9       32.6          40.5         56.5         60.1         55.2
                                -----       -----       ------    -------        ------        -----        -----        -----
  Gross Profit                   11.5        17.2         13.2        6.4          14.4         24.8         25.9         17.4
Selling Profit                    3.4         3.8          3.9        3.9           4.9          6.6          6.5          5.9
Admin. Exp.                       2.4         2.6          2.0        5.6           7.7          9.6          9.0          8.7
R&D                               0.4         0.5          0.6        0.3           0.6          1.4          1.1          0.9
                                -----       -----       ------    -------        ------        -----        -----        -----
  Operating Profit, Cont. Op.     5.3        10.4          6.7       (3.4)          1.2          7.2          9.3          1.9
Restruc. Charge                   0.0         0.0          0.0        3.5          13.1          0.0          0.0          0.0
Interest Exp.                     3.0         3.3          3.3        4.3           5.1          6.3          6.6          7.1
Amort. of Def. Fin.               0.2         0.2          0.2        0.2           0.3          0.4          0.5          0.5
Other                             0.0         0.0          0.2        0.2           1.0         (0.2)        (1.0)        (0.8)
                                -----       -----       ------    -------        ------        -----        -----        -----
  EBT                             2.2         6.9          3.1      (11.7)        (18.4)         0.7          3.2         (4.9)
Income Tax                        0.8         2.5          1.1       (4.2)         (6.8)         0.3          1.4         (0.9)
                                -----       -----       ------    -------        ------        -----        -----        -----
  Net Income, Cont. Op.         $ 1.4       $ 4.4       $  2.0    $  (7.4)       $(11.6)       $ 0.5        $ 1.8        $(4.0)
                                =====       =====       ======    =======        ======        =====        =====        =====

Gross Margin                     29.8%       35.1%        29.3%      16.3%         26.3%        30.5%        30.1%        24.0%
S,G&A % of Sales                 15.0        13.0         13.1       24.4          23.0         19.9         18.0         20.1
R&D % of Sales                    1.1         1.0          1.2        0.6           1.2          1.7          1.3          1.3
EBIT Margin                      13.7        21.1         14.9       (8.7)          2.1          8.9         10.8          2.6
EBITDA Margin                    16.6        24.0         18.3       (4.6)          6.7         12.7         14.2          7.7
CapEx % of Sales                 16.1         9.5          5.0       12.1           4.8          2.2          2.4          1.5

EBIT                              5.3        10.4          6.7       (3.4)          1.2          7.2          9.3          1.9
Deprec. & Amort.                  1.1         1.5          1.5        1.6           2.5          3.1          2.9          3.7
                                -----       -----       ------    -------        ------        -----        -----        -----
  EBITDA                          6.4        11.8          8.3       (1.8)          3.7         10.4         12.2          5.6
CapEx                             6.2         4.7          2.2        4.7           2.6          1.8          2.1          1.1
                                -----       -----       ------    -------        ------        -----        -----        -----
  Free Cash Flow                $ 0.2       $ 7.1       $  6.0    $  (6.5)       $  1.1        $ 8.6        $10.2        $ 4.5
                                =====       =====       ======    =======        ======        =====        =====        =====
EBIT/Interest                     1.8x        3.1x         2.0x      (0.8)x         0.2x         1.2x         1.4x         0.3x
EBITDA/Interest                   2.1         3.6          2.5       (0.4)          0.7          1.7          1.8          0.8
FCF/Interest                      0.1         2.2          1.8       (1.5)          0.2          1.4          1.5          0.6

Day Trade Rec.                   82.3        81.9        106.9       69.5          54.9         54.0         51.3         34.7
Days Inventory                   32.8        31.6         80.1       55.2         104.9         89.4         86.4         84.3
Days Acct. Payable               31.1        27.0         17.5        8.1          21.6         21.3         19.0         16.6

                                                   Fiscal Years Ended                Projected(1)
                                                   ------------------                ------------
                                     1/4/97        1/3/98       1/2/99       1/2/00        FY2000
                                     ------        ------       ------       ------        ------
Net Sales                            $121.8        $146.9       $172.0       $294.7        $239.5
Cost of Sales                          86.5          98.1        123.7        212.2         168.1
                                     ------        ------       ------       ------        -----
  Gross Profit                         35.2          48.9         48.3         82.6          71.4
Selling Profit                         10.3          12.3         15.0         23.8          20.0
Admin. Exp.                             5.6           8.8         12.6         35.1          31.0
R&D                                     2.1           1.8          1.7          4.1           2.0
                                     ------        ------       ------       ------        -----
  Operating Profit, Cont. Op.          17.2          25.9         19.0         19.6          18.4
Restruc. Charge                         0.0           0.0          3.5         13.1          17.0
Interest Exp.                           9.1          10.9         13.9         25.1           2.0
Amort. of Def. Fin                      0.6           0.6          0.7          1.7           1.7
Other                                  (0.1)          4.5          0.3         (0.9)         (0.9)
                                     ------        ------       ------       ------        -----
  EBT                                   7.5           9.9          0.5        (19.3)         (1.3)
Income Tax                              3.4           3.9          0.2         (6.0)         (0.4)
                                     ------        ------       ------       ------        ------
  Net Income, Cont. Op.              $  4.1        $  6.0       $  0.3       $(13.3)       $ (0.9)
                                     ======        ======       ======       ======        ======

Gross Margin                           28.9%         33.3%        28.1%        28.0%         29.8%
S,G&A % of Sales                       13.1          14.4          6.1         20.0          21.3
R&D % of Sales                          1.8           1.3          1.0          1.4           0.8
EBIT Margin                            14.1          17.6         11.0          6.7           7.7
EBITDA Margin                          16.1          19.8         14.4         10.8          10.6
CapEx % of Sales                        1.4          13.3         10.4          2.6           3.3

EBIT                                   17.2          25.9         19.0         19.6          18.4
Deprec. & Amort.                        2.5           3.2          5.7         12.3           7.0
                                     ------        ------       ------       ------        -----
  EBITDA                               19.6          29.1         24.7         31.9          25.4
CapEx                                   1.7          19.6         17.9          7.5           8.0
                                     ------        ------       ------       ------        -----
  Free Cash Flow                     $ 17.9        $  9.5       $  6.8       $ 24.4        $ 17.4
                                     ======        ======       ======       ======        =====
EBIT/Interest                           1.9x          2.4x         1.4x         0.8x          9.2x
EBITDA/Interest                         2.2           2.7          1.8          1.3          12.7
FCF/Interest                            2.0           0.9          0.5          1.0           8.7

Day Trade Rec.                         55.8          52.7         62.9         34.2          34.2
Days Inventory                         31.8          25.8         58.2         87.7          87.7
Days Acct. Payable                     12.6          22.2          8.5         17.3          17.3

(1) Assumes restructuring and discontinuation of the fabric division.


(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

                                            Glenoit Corporation - April 19, 2000

GLENOIT CORPORATION
($'s in millions)

                                                             Quarters Ended
                                                             --------------
                        4/4/98    7/4/98     10/3/98     1/2/99      4/3/99      7/3/99    10/3/99      1/2/00
                        ------    ------     -------     ------      ------      ------    -------      ------
SEGMENT RESULTS(1)
Home Sales              $10.3      $11.3      $15.1      $ 28.6       $40.4       $56.4      $63.8      $61.2
Home EBIT                 1.5        1.9        2.6        (3.3)        4.0         5.0        6.3        4.2
  EBIT Margin            14.4%      17.2%      17.1%      (11.5)%      10.0%        8.9%       9.9%       6.8%
Home D&A                  0.2        0.2        0.2         0.6         0.9         1.6        1.7        1.7
Home EBITDA               1.7        2.2        2.8        (2.7)        5.0         6.6        8.0        5.8
  EBITDA Margin          16.4%      19.0%      18.6%       (9.6)%      12.3%       11.7%      12.6%       9.5%

Fabric Sales             28.5       37.9       30.0        10.3        14.5        25.6       22.8       11.7
Fabric EBIT               6.1       10.6        6.0        (1.6)       (0.3)        4.6        5.2       (0.4)
  EBIT Margin            21.3%      28.0%      20.1%      (15.0)%      (1.7)%      17.9%      22.7%      (3.1)%
Fabric D&A                0.7        0.9        1.0         0.9         1.2         1.1        1.0        0.9
Fabric EBITDA             6.8       11.5        7.0        (0.7)        0.9         5.6        6.2        0.5
  EBITDA Margin          23.9%      30.3%      23.3%       (6.5)%       6.3%       22.0%      27.1%       4.4%

                                        Fiscal Years Ended                Projected
                                        ------------------                ---------
                           1/4/97      1/3/98      1/2/99      1/2/00       FY2000
                           ------      ------      ------      ------       ------
SEGMENT RESULTS(1)
Home Sales                 $42.3      $ 39.8      $ 65.3        221.8      $239.5
Home EBIT                    8.2         6.8         2.7         19.5        22.8
  EBIT Margin               19.3%       17.0%        4.2%         8.8%        9.5%
Home D&A                     0.6         0.7         1.2          5.9         5.9
Home EBITDA                  8.8         7.5         3.9         25.5        28.7
  EBITDA Margin             20.7%       18.8%        6.0%        11.5%       12.0%

Fabric Sales                79.4       107.1       106.7         74.7         0.0x
Fabric EBIT                 15.1        27.8        21.2          9.2         0.0
  EBIT Margin               19.0%       26.0%       19.8%        12.3%        0.0%
Fabric D&A                   1.0         1.5         3.5          4.1         0.0
Fabric EBITDA               16.1        29.4        24.6         13.2         0.0
  EBITDA Margin             20.3%       27.4%       23.1%        17.7%        0.0%


(1) Segment results exclude corporate expenses and restructuring charges.


(C)2000 Credit Research & Trading LLC. All rights reserved. The Copyright Act of 1976 prohibits the reproduction by photocopy machine or any other means of all or a portion of this issue except with permission of the publisher. One Fawcett Place, Greenwich, CT 06830.

SPRINGS INDUSTRIES

Appendix 4
Supporting Information
================================================================================




---------------
   GREENWICH
CREDIT RESEARCH
  & TRADING
  CONNECTICUT
---------------

SPRINGS INDUSTRIES


Impact of Acquisitions - Hypothetical $200 Million Revenue Transaction
================================================================================

-     NOT MEANINGFULLY ACCRETIVE UNTIL YEAR 3, MEANINGFULLY DILUTIVE YEAR 1


--------------------------------------------------------------------------------
ASSUMPTIONS REGARDING TARGET
--------------------------------------------------------------------------------
2000 Revenues - $200 million

12% EBITDA Margin

PRICE of 6.0x EBITDA (6x$24 million = $144 MILLION)

Book Value Equals 50% of Purchase Price

Lose 5% of Revenues due to Merger w/Impact of 18% EBITDA
Margin
Spend 5% of Acquisition to Effect Synergies (2% expressed, 3% capitalized)
Save 2% in SG&A Margin First Year

Save 1% in COGS Margin Second Year

Revenue Growth to Gain 200 basis pts From 5% to 7%

Cost of Borrowing -- Libor plus 300 pts.

15 Year Amortization of Goodwill

3% Transaction Fees

                               Year       Year      Year       Year
                                1          2         3          4
                             ----------------------------------------
Base Revenues                $200.0
Loss due to Merger            (10.0)
Pro forma Revenue             190.0      203.3      217.5      232.5
EBITDA Margin                    12%        14%        15%        16%
Base EBITDA                    24.0
Lost Revenue                    1.8

Cost of Rationalization         2.9
                               ----
                               19.3       28.5       32.6       34.9
Depreciation                    5.0        5.0        5.0        5.0
Interest                       14.5       14.3       14.0       13.5
                               ----       ----       ----       ----
EBT                            (0.2)       9.2       13.6       16.4
Taxes (38%)                    (0.1)       3.5        5.2        6.2
Goodwill                        4.8        4.8        4.8        4.8
                               ----       ----       ----       ----
Net Income                    ($4.9)    $  0.9     $  3.6     $  5.4
                              =====     ======     ======     ======
Change in W/C*                  2.0       (2.3)      (2.4)      (2.6)
Capex                           5.0        5.0        5.0        5.0
Change in Cash                  1.9        3.4        6.0        7.6


---------------
  GREENWICH
CREDIT RESEARCH
  & TRADING
 CONNECTICUT
---------------

SPRINGS INDUSTRIES


Potential Returns from Investments in Sourcing Capacity
================================================================================

RETURN ON INVESTMENT IN NEW SOURCING CAPABILITY -

PAYBACK OF 4.5 YEARS

     12% RETURN ON INVESTMENT FIRST YEAR

     24% RETURN ON INVESTMENT FOLLOWING YEARS




                HYPOTHETICAL RETURNS FROM $100 MILLION INVESTED


                              2001              2002           2003           2004        2005
                              ----              ----           ----           ----        ----
INVESTMENT:                   $100 MILLION
                                                            ($millions)

Impact on EBITDA              00.0              $12.0          $24.0         $24.0       $24.0

Depreciation(1)                                  10.0           10.0          10.0        10.0

Cost of Debt                                      9.5            9.1           7.8         6.4

Pre-tax Income Effect                            (7.5)           4.9           6.3         7.6

Net Income Effect                                (5.4)           3.5           4.5         5.5

Cash Flow Effect                                  4.6           13.5          14.5        15.5


---------------
  GREENWICH
CREDIT RESEARCH
  & TRADING
 CONNECTICUT
---------------

(1) Weighted average depreciation life of 10 years

SPRINGS INDUSTRIES


Product Portfolio
Competitive Product Mix

                                                                       Dan                     Crown
                                   Springs        WPS         PTX     River       Croscill     Craft      Burlington
Sheets & P/C(1)                     $544         $648         $235      $247       $            $ 34       $
Comforters & Bedspreads              275          210          117        40                      96
BIAB                                  *            48                    151

  Subtotal                            *           906          352       438         133         130          80

Down Comforters                                                 70
Mattress Pads                          3                        70
Sleep Pillows                         *            54          160
Blankets                                          121          100
Throws                                                                                            80
Decorative Pillows                                                                    60
Total Bath
Bath Towels                           *           650          700                                            20
Bath Rugs                             *                         50                                            70
Scatter and Area Rugs                 *
Shower Curtains & Access.             *
Window Coverings                      34                                              67                     120
Window Hardware                      350
Table Linen
Kitchen Textiles                                                50
Infant Products                       75                                                         118
Carpet                                                                                                       253
Upholstery                                                                                                   115
Mattress Ticking                                                                                              80
Fabrics                              140                                  191                                914
Other                                140          152                                 23

  Total                            2,220        1,883        1,552        629         283        328       1,652
                                   ======      ======       ======       ====        ====       ====      ======

                                     Maples      MOH      Glenoit     PCF     Hollander    Louisville     Keeco
Sheets & P/C(1)                      $         $         $           $         $             $            $  9
Comforters & Bedspreads                                                                                     76
BIAB

  Subtotal                              0                  66           0        46             0           84

Down Comforters                                                        74        40
Mattress Pads                                                          16        14            86
Sleep Pillows                                                         106       100            44
Throws                                             52
Decorative Pillows                                         21                                               10
Total Bath
Bath Towels                            45         135
Bath Rugs                             115         237      55
Scatter and Area Rugs
Shower Curtains & Access.                                  75
Window Coverings                                                                                            21
Window Hardware
Table Linen                                                25
Kitchen Textiles                                                                                            11
Infant Products                                                                                              1
Carpet                                          2,659
Upholstery
Mattress Ticking
Fabrics                                                    75
Other                                                                  34                      26            5

  Total                               160       3,083     317         230       200           156          133
                                     ====      ======    ====        ====      ====          ====         ====


SOURCES:  HTT, ED HAYES, SPRINGS

(1) Springs numbers include estimate for wholesale, institutional and Custom Designs. Canada is excluded.


---------------
   GREENWICH
CREDIT RESEARCH
   & TRADING
  CONNECTICUT
---------------
* Omitted and filed separately with the Commission.

                                     PROJECT SNUG
                 Recapitalization Transaction Summary ($  in millions)
                                  Post Meeting Case
                                 3.5x Debt to EBITDA

      Acquisition Price Per Share
-----------------------------------------
Stock Price 10/03/00               $ 27.88
Acquisition Premium                   61.4%
Acquisition Price/Share            $ 45.00
Total Shares plus Options (MM)       17.92
Implied Equity Value               $ 806.6
Shares Purchased                     10.77
Equity Purchase Price                484.6

               Rate Spreads
------------------------------------------
3-Month LIBOR                       6.656%
10-Year Treasury                    5.829%
 Revolver                           2.750%
 Bank Debt                          2.750%
 Other Debt                         0.000%
 High Yield                        13.000%

                                Sources & Uses
-------------------------------------------------------------------------------------
               Sources                                           Uses
-------------------------------------------------------------------------------------
               Amount    %         Rate                                    Amount    %
Revolver       $    0.0   0.0%      0.000%        Purchase Equity             484.6    40.8%
Bank Debt      $  500.0  42.1%      9.406%        Option Proceeds               0.0     0.0%
Other Debt     $    0.0   0.0%      0.000%        Retire Existing Debt        302.0    25.4%
High Yield     $  366.0  30.8%     13.000%        Retire Revolver              56.4     4.7%
               --------                           Cash                          0.0     0.0%
 Total Debt       866.0                           Rollover Equity             322.0    27.1%

Rollover Eq.(1)   322.0  27.1%                    Fees                         23.0     1.9%
New Equity          0.0   0.0%                                             ----------------
               ---------------                    Total                    $1,188.0     100%
 Total         $1,188.0   100%                                             ----------------
               --------------

          5-Year Return on Equity Investment
---------------------------------------------------------
Trailing
 EBITDA        Aggregate      Equity
Multiple         Value         Value              Returns
--------       ---------      ------              -------
6.0            $2,718.0       $2,269.3             47.8%
5.5             2,491.5        2,042.8             44.7%
5.0             2,265.0        1,816.3             41.3%
4.5             2,038.5        1,589.8             37.6%
4.0             1,812.0        1,363.3             33.5%


       Acquisition EBITDA Multiples
------------------------------------------
Implied Equity Value                 806.6
Implied Aggregate Value            1,165.0
Aggregate Value/2000 EBITDA            4.6x

               Debt Paydown
------------------------------------------------
Parity Check                            Balanced
8-Year Cum. Free Cash Flow              $1,038.4
85% 8-Year Cum. Free Cash Flow          $  882.6
 Senior Debt Paid Down                   6 years
 Bond Debt Paid Down               +     7 years

                                        Actual                     PF                Mgmt. Projections
--------------------------------------------------------------------------------------------------------------------------
                                   1998      1999      2000     2000       2001      2002      2003      2004      2005
--------------------------------------------------------------------------------------------------------------------------
                                                                           1         2         3         4         5

Operating Statistics
Sales                             $2,180.5  $2,220.4  $2,331.0  $2,331.0  $2,421.9  $2,574.5  $2,739.3  $2,876.2  $3,020.0
 % Growth                          --            1.8%      5.0%      5.0%      3.9%      6.3%      6.4%      5.0%      5.0%
EBITDA                               207.9     242.6     256.0     256.0     295.5     342.4     399.9     425.7     453.0
 % Margin                              9.5%     10.9%     11.0%     11.0%     12.2%     13.3%     14.6%     14.8%     15.0%
EBIT                                 120.9     141.3     152.0     152.0     182.1     213.6     257.9     273.5     291.6
 % Margin                              5.5%      6.4%      6.5%      6.5%      7.5%      8.3%      9.4%      9.5%      9.7%
Net Income                            74.4      72.5      73.7      32.4      51.6      72.8     104.6     121.3     141.7
 % Growth                             --        -2.5%      1.7%    -55.4%    -30.0%     41.1%     43.7%     15.9%     16.8%
 % Margin                              3.4%      3.3%      3.2%      1.4%      2.1%      2.8%      3.8%      4.2%      4.7%
CapEx                                115.0     166.8     145.0     145.0     157.4     141.6     131.5     106.4     106.9
 % Sales                               5.3%      7.5%      6.2%      6.2%      6.5%      5.5%      4.8%      3.7%      3.5%
Dividends                             24.3      22.7      23.0       0.0       0.0       0.0       0.0       0.0       0.0

Credit Statistics
------------------------------------------------------------------------------------------------------------------
Cash Interest
EBITDA/Interest                                                      2.64x     3.06x     3.63x     4.53x     5.50x     7.18x
EBITDA-CapEx/Interest                                                1.14      1.43      2.13      3.04      4.13      5.49
EBITDA-CapEx-WC/Int.                                                 0.41      1.41      1.86      2.74      3.73      4.93
EBIT/Interest                                                        1.57      1.89      2.26      2.92      3.54      4.62
Total Interest
EBITDA/Interest                                                      2.54x     2.95x     3.50x     4.35x     5.26x     6.80x
EBITDA-CapEx/Interest                                                1.10      1.38      2.05      2.92      3.94      5.19
EBITDA-CapEx-WC/Int.                                                 0.39      1.36      1.79      2.63      3.56      4.67
EBIT/Interest                                                        1.51      1.82      2.18      2.81      3.38      4.38
Coverage
Senior Deta/EBITDA                                                   1.95x     1.66x     1.32x     0.90x     0.52x     0.12x
Total Debt/EBITDA                                                    3.50      3.00       2.48     1.89      1.45      1.00
Total Debt/Book Capitalization                                       58.3%     56.2%     52.6%     46.5%     38.3%     28.5%
FFO/Total Debt                                                       15.5%     19.0%     24.2%     33.1%     45.0%     67.9%
Paydown
Funds from Operations                                           $   138.7    $168.5    $205.3    $250.2    $207.1    $306.7
Free Operating Cash Flow                                            NA        9.0        38.2      91.9     139.8     164.6
Cumulative Free Operating Cash Flow                                 NA        9.0        47.2     139.1     278.9     443.4


                                             MSDW Projections                             '00-'05        '05-'10
---------------------------------------------------------------------------------------
                                        2006      2007      2008      2009      2010        CAGR           CAGR
----------------------------------------------------------------------------------------------------------------
                                         6         7         8         9         10

Operating Statistics
Sales                                   $3,155.9  $3,297.9  $3,446.4  $3,601.4  $3,763.5      5.3%           4.5%
 % Growth                                    4.5%      4.5%      4.5%      4.5%      4.5%
EBITDA                                     492.3     514.5     537.6     561.8     587.1     12.1%           5.3%
 % Margin                                   15.6%     15.6%     15.6%     15.6%     15.6%
EBIT                                       306.3     320.1     334.5     349.5     365.3     13.9%           4.6%
 % Margin                                    9.7%      9.7%      9.7%      9.7%      9.7%
Net Income                                 160.3     186.3     208.4     225.1     242.5     14.0%          11.3%
 % Growth                                   13.1%     16.2%     11.8%      8.0%      7.8%
 % Margin                                    5.1%      5.7%      6.0%      6.2%      6.4%
CapEx                                      143.1     149.5     156.3     163.3     170.7
 % Sales                                     4.5%      4.5%      4.5%      4.5%      4.5%
Dividends                                    0.0       0.0       0.0       0.0       0.0

Credit Statistics
----------------------------------------------------------------------------------------
Cash Interest
EBITDA/Interest                          10.81x     22.37x     220.53x      NM        NM
EBITDA-CapEx/Interest                     7.67      15.86      156.43       NM        NM
EBITDA-CapEx-WC/Int.                      7.00      14.30      141.04       NM        NM
EBIT/Interest                             6.72      13.91      137.20       NM        NM
Total Interest
EBITDA/Interest                           9.50x     21.17x     143.91x      NM        NM
EBITDA-CapEx/Interest                     6.74      15.02      102.08       NM        NM
EBITDA-CapEx-WC/Int.                      6.15      13.54      92.04        NM        NM
EBIT/Interest                             5.91      13.17      89.53        NM        NM
Coverage
Senior Deta/EBITDA                          NM         NM         NM        NM        NM
Total Debt/EBITDA                         0.55       0.15         NM        NM        NM
Total Debt/Book Capitalization            17.4%       4.9%        NM        NM        NM
FFO/Total Debt                           129.5%     504.9%        NM        NM        NM
Paydown
Funds from Operations                   $352.6    $ 382.0   $  412.8    $439.7  $  464.6
Free Operating Cash Flow                 179.3      196.6      219.0     237.2     253.0
Cumulative Free Operating Cash Flow      622.7      819.3    1,038.4   1,275.6   1,528.6
----------------------------------------------------------------------------------------
Notes     (1)Roll Equity calculated as 39.9% of implied equity value


SOURCE: MORGAN STANLEY DEAN WITTER

                                  PROJECT SNUG
-------------------------------------------------------------------------------
              RECAPITALIZATION TRANSACTION SUMMARY ($ IN MILLIONS)
                               POST MEETING CASE
                              3.5x DEBT TO EBITDA


                          ACQUISITION PRICE PER SHARE

---------------------------------------
Stock Price 10/03/00            $27.88
Acquisition Premium                61.4%
Acquisition Price/Share         $45.00
Tool Shares plus Options (MM)    17.92
Implied Equity Value            $806.6
Shares Purchased                 10.77
Equity Purchase Price            484.6
---------------------------------------

                                  RATE SPREADS

---------------------------------------
3-Month LIBOR                    6.656%
10-Year Treasury                 5.829%
  Revolver                       2.750%
  Bank Debt                      2.750%
  Other Debt                     0.000%
  High Yield                    13.000%


---------------------------------------

                                SOURCES OF USES

---------------------------------------------------------------------------------------------------------
                  SOURCES                                                      USES
-----------------------------------------------------   -------------------------------------------------
                       AMOUNT        %         RATE                                  AMOUNT          %
                     --------      -----     --------                              --------        ------
Revolver                 $0.0       0.0%       0.000%    Purchase Equity             $484.6         40.9%
Bank Debt              $862.2      72.8%       9.406%    Option Proceeds                0.0          0.0%
Other Debt               $0.0       0.0%       0.000%    Retire Existing Debt         302.0         25.5%
High Yield               $0.0       0.0%      13.000%    Retire Revolver               56.4          4.8%
                       ------      -----      -------    Cash                           0.0          0.0%
  Total Debt            862.2                            Rollover Equity              322.0         27.2%
                                                         Fees                          19.2          1.6%
Rollover Eq.(1)         322.0      27.2%
New Equity                0.0       0.0%
                     --------      -----     --------                              --------        ------
  Total              $1,184.2       100%                   Total                   $1,184.2          100%
                     ========      =====     ========                              ========        ======
---------------------------------------------------------------------------------------------------------

                       5-YEAR RETURN ON EQUITY INVESTMENT

-------------------------------------------------------
TRAILING
 EBITDA             AGGREGATE      EQUITY
MULTIPLE              VALUE         VALUE       RETURNS
--------            ---------     --------      -------
  6.0               $2,718.0      $2,321.9       48.5%
  5.5                2,491.5       2,095.4       45.4%
  5.0                2,265.0       1,868.9       42.2%
  4.5                2,038.5       1,642.4       38.5%
  4.0                1,812.0       1,415.8       34.5%
-------------------------------------------------------

                          ACQUISITION EBITDA MULTIPLES

---------------------------------------
Implied Equity Value             806.6
Implied Aggregate Value        1,165.0
Aggregate Value/2000 EBITDA        4.6x
---------------------------------------

                                  DEBT PAYDOWN

-------------------------------------------
Parity Check                       Balanced
8 Year Cum. Free Cash Flow         $1,109.5
85% 8 Year Cum. Free Cash Flow       $943.1
  Senior Debt Paid Down             8 years
  Bond Debt Paid Down             + 0 years
-------------------------------------------


                                                       ACTUAL              PF                    MGMT. PROJECTIONS
                                           ----------------------------  --------  ------------------------------------------------
                                             1998      1999      2000      2000      2001      2002      2003      2004      2005
                                           --------  --------  --------  --------  --------  --------  --------  --------  --------
                                                                                          1         2         3         4         5
Operating Statistics
Sales                                      $2,180.5  $2,220.4  $2,331.0  $2,331.0  $2,421.9  $2,574.5  $2,739.3  $2,876.2  $3,020.0
  % of Growth                                    --       1.8%      5.0%      5.0%      3.9%      6.3%      6.4%      5.0%      5.0%
EBITDA                                        207.9     242.6     256.0     256.0     295.5     342.4     399.9     425.7     453.0
  % Margin                                      9.5%     10.9%     11.0%     11.0%     12.2%     13.9%     14.6%     14.8%     15.0%
EBIT                                          120.9     141.3     152.0     152.0     182.1     213.6     257.9     273.5     291.6
  % Margin                                      5.5%      6.4%      6.5%      6.5%      7.5%      8.3%      9.4%      9.5%      9.7%
Net Income                                     74.4      72.5      73.7      41.1      60.6      82.4     114.7     132.0     151.0
  % Growth                                       --      -2.5%      1.7%    -43.3%    -17.8%     35.0%     39.3%     15.1%     15.9%
  % Margin                                      3.4%      3.3%      3.2%      1.8%      2.5%      3.2%      4.2%      4.6%      5.1%
CapEx                                         115.0     166.8     145.0     145.0     157.4     141.6     131.5     106.4     106.9
  % Sales                                       5.3%      7.9%      6.2%      6.2%      6.5%      5.5%      4.8%      3.7%      3.5%
Dividends                                      24.3      22.7      23.0       0.0       0.0       0.0       0.0       0.0       0.0

Credit Statistics
------------------------------------------------------------------------------------------------------------------------------------
Cash Interest
EBITDA/Interest                                                              3.07x     3.57x     4.30x     5.51x     7.00x     9.96x
EBITDA-CapEx/Interest                                                        1.33      1.67      2.52      3.70      5.25      7.61
EBITDA-CapEx-W/Int.                                                          0.47      1.64      2.80      3.33      4.74      6.84
EBIT/Interest                                                                1.82      2.20      2.68      3.56      4.50      6.41
Total Interest

EBITDA/Interest                                                              2.95x     3.44x     4.13x     5.27x     6.65x     9.31x
EBITDA-CapEx/Interest                                                        1.28      1.61      2.42      3.54      4.99      7.11
EBITDA-CapEx-W/Int.                                                          0.46      1.58      2.12      3.19      4.51      6.39
EBIT/Interest                                                                1.75      2.12      2.58      3.40      4.27      5.99
Coverage
Senior Debt/EBITDA                                                           3.37x     2.86x     2.33x      1.7x     1.28x     0.82x
Total DEBT/EBITDA                                                            3.48      2.96      2.41      1.81      1.35      0.83
Total Debt/Book Capitalization                                               52.2%     55.9%     51.3%     44.7%     35.8%     25.2%
FFO/Total Debt                                                               16.9%     20.3%     26.0%     35.9%     50.0%     79.6%
Paydown
Funds from Operations                                                      $147.0    $177.2    $214.4    $259.9    $287.4    $317.7
Free Operating Cash Flow                                                       NA      17.6      47.4     101.6     180.1     173.5
Cumulative Free Operating Cash Flow                                            NA      17.6      65.0     166.6     316.7     492.2
------------------------------------------------------------------------------------------------------------------------------------

Notes  (1) Roll Equity calculated as 39.9% of implied equity value


                                                           MSDW PROJECTIONS
                                           ------------------------------------------------  '00-'05   '05-'10
                                             2006      2007      2008      2009      2010      CAGR      CAGR
                                           --------  --------  --------  --------  --------  --------  --------
                                                  6         7         8         9        10
Operating Statistics
Sales                                      $3,155.9  $3,297.9  $3,446.4  $3,601.4  $3,763.5       5.3%      4.5%
  % of Growth                                   4.5%      4.5%      4.5%      4.5%      4.5%
EBITDA                                        492.3     514.5     537.6     561.8     587.1      12.1%      5.3%
  % Margin                                     15.6%     15.6%     15.6%     15.6%     15.6%
EBIT                                          306.3     320.1     334.5     349.5     365.3      13.9%      4.6%
  % Margin                                      9.7%      9.7%      9.7%      9.7%      9.7%
Net Income                                    173.7     193.8     209.7     228.3     244.5      15.7%      9.8%
  % Growth                                     13.5%     11.6%      8.2%      8.9%      7.1%
  % Margin                                      5.5%      5.9%      6.1%      6.3%      6.5%
CapEx                                         143.1     149.5     156.3     163.3     170.7
  % Sales                                       4.5%      4.5%      4.5%      4.5%      4.5%
Dividends                                       0.0       0.0       0.0       0.0       0.0

Credit Statistics
----------------------------------------------------------------------------------------------------------------
Cash Interest
EBITDA/Interest                               17.15x    48.61x       NM        NM        NM
EBITDA-CapEx/Interest                         12.16     34.48        NM        NM        NM
EBITDA-CapEx-W/Int.                           11.11     31.09        NM        NM        NM
EBIT/Interest                                 10.67     30.24        NM        NM        NM
Total Interest

EBITDA/Interest                               16.07x    41.13x   320.16x       NM        NM
EBITDA-CapEx/Interest                         11.40     29.18    227.10        NM        NM
EBITDA-CapEx-W/Int.                           10.41     26.31    204.76        NM        NM
EBIT/Interest                                 10.00     25.59    119.18        NM        NM
Coverage
Senior Debt/EBITDA                             0.43x     0.01x       NM        NM        NM
Total DEBT/EBITDA                              0.43      0.01        NM        NM        NM
Total Debt/Book Capitalization                 13.4%      0.4%       NM        NM        NM
FFO/Total Debt                                171.6%  6,413.3%       NM        NM        NM
Paydown
Funds from Operations                        $361.6    $390.1    $418.2    $440.8    $466.5
Free Operating Cash Flow                      188.3     204.7     224.4     238.2     254.9
Cumulative Free Operating Cash Flow           680.5     885.1   1,109.5   1,247.9   1,602.8
----------------------------------------------------------------------------------------------------------------

Notes  (1) Roll Equity calculated as 39.9% of implied equity value

SOURCE: MORGAN STANLEY DEAN WITTER